Exhibit 10.25

SUBLEASE AGREEMENT

This SUBLEASE AGREEMENT (“Sublease”) is made as of February , 2022 (“Effective Date”), between DIGIMARC CORPORATION, an Oregon corporation, having an office located at 9405 SW Gemini Drive, Beaverton, OR 97008 (“Subtenant”), and FISERV SOLUTIONS LLC, a Wisconsin limited liability company (“Sublandlord”).

RECITALS

WHEREAS, PORTLAND 1 LLC, a Delaware limited liability company, successor in interest to PD Office Owner 11, L.P. a Delaware limited partnership (“Landlord”), and Sublandlord, as tenant, are parties to that certain Lease Agreement dated February, 2018 (the “Prime Lease”) for an office building located at 8500 SW Creekside Place, Beaverton, Oregon consisting of approximately 65,496 rentable square feet (the “Building” and the “Premises”) located on a parcel of land owned by Landlord (the “Property”) as depicted on Exhibit A attached hereto.

WHEREAS, under the terms and conditions of this Sublease, Subtenant desires to sublease from Sublandlord the Premises (also referred to herein as the “Subleased Premises”).

WHEREAS, under the terms and conditions of this Sublease, Sublandlord desires to sublease to Subtenant the Subleased Premises.

WHEREAS, any capitalized terms used but not otherwise defined in this Sublease shall have the meanings set forth in the Prime Lease.

AGREEMENT

NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, and the mutual agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, Sublandlord and Subtenant agree as follows:

1.Prime Lease Incorporated.     Subtenant acknowledges that it has received, read and understands the Prime Lease attached hereto as Exhibit B and made a part hereof and is familiar with the terms and conditions as incorporated herein by the provisions of this Section 1. This Sublease shall at all times be subject and subordinate to the terms, conditions, and covenants of the Prime Lease.

(a)The terms, conditions and covenants of the Prime Lease are incorporated by reference herein, except to the extent they are (i) inapplicable, inconsistent with, in conflict with, or otherwise modified by the terms of this Sublease, or (ii) expressly excluded from incorporation into this Sublease as follows: Sections 1.03, 1.04, 1.08, 1.10, 1.11, 1.12, 1.13, 1.14., 1.15, 1.17, 1.18, 1.19, 3.03, 4.03, 4.05, any reference to “Tenant Work” in Section 5.02,

5.10 (except to the extent Landlord may consent to grant indemnification rights to Subtenant in the Landlord Consent), 7.02, 7.06 (except to the extent Landlord may consent to grant such rights to Subtenant in the Landlord Consent and subject to all obligations of Subtenant contained therein), 7.07, 7.08 (except to the extent Landlord may consent to grant such rights to Subtenant in the Landlord Consent and subject to all obligations of Subtenant contained therein), 11, the second paragraph of Section 14, any reference to Renewal Notice in section 16.01, any reference to “Guarantor” in Section 18, Section 22, the last two sentences of Section 23.02, Sections 24, 26, 27.02, 28, 30.10, 30.11, 30.12, Exhibit B, Exhibit E and Exhibit G (except to the extent Landlord may consent to grant such rights to Subtenant in the Landlord Consent and subject to all obligations of Subtenant contained therein).

(b)In construing the Sublease and each party’s obligations hereunder, except as expressly provided in this Sublease to the contrary, wherever in the Prime Lease the term “Tenant” or “Lessee” is used, it shall mean Subtenant; wherever the term “Landlord” or “Lessor” is used, it shall mean Sublandlord; wherever the term “Tenant’s Property” is used, it shall mean solely Subtenant’s Property, as defined herein, wherever the term “Commencement Date” is used, it shall mean the Sublease Commencement Date, and wherever the term “Expiration Date” is used, it shall mean the Sublease Expiration Date.   Notwithstanding the foregoing, the use of the term “Landlord” or “Lessor” shall mean solely Landlord and shall not be deemed to mean Sublandlord for purposes of Sections 3.02, 5.05, 5.07, first sentence of 6.03, 7.01, 7.03, 9.02, 16.02, 16.03, 16.04, 10.02, 23.02, and Exhibit C, and the use of the term “Tenant” or “Lessee” shall mean solely Sublandlord as the tenant under the Prime Lease and shall not be deemed to mean Subtenant for purposes of Sections 3.02, 5.05, 7.03, 8 (only with respect to any Required Removables located within the Subleased Premises prior to the Sublease Commencement Date), 16.03, and 16.04 of the Prime Lease and Exhibit C.

(c)Notwithstanding anything in this Sublease to the contrary, Subtenant acknowledges and agrees:

(i)Subtenant shall have no right to any abatement of Rent as a result of any damage to the Premises pursuant to Section 16.02 of the Prime Lease, provided, however, in the event Sublandlord’s rent is abated pursuant to Section 16.02 of the Prime Lease during a period when the Subleased Premises, or a portion thereof, are unable to be occupied due to a casualty, Subtenant’s Base Rent hereunder shall also abate in the same proportion and for the same period of time as the abatement of Sublandlord’s rent with respect to the Subleased Premises, provided that all other obligations of Subtenant shall be performed by Subtenant and Subtenant shall have no claim against Landlord or Sublandlord for any damage suffered by reason of any such casualty,

(ii)Subtenant shall have no right to terminate the Sublease pursuant to Sections 16.03 and 16.04 of the Prime Lease, provided that Sublandlord shall use commercially reasonable efforts to enforce the provisions of Sections 16.03 and 16.04 of the Prime Lease for the benefit of Sublandlord and Subtenant (including to request such performance or cure from the Landlord following a request in writing by Subtenant), and

(iii)Subtenant shall have no right to terminate the Sublease pursuant to Section 17 of the Prime Lease, provided that Sublandlord shall use commercially reasonable efforts to enforce the provisions of Section 17 of the Prime Lease for the benefit of Sublandlord and Subtenant (including to request such performance or cure from the Landlord following a request in writing by Subtenant). In the event the Prime Lease is terminated due to a condemnation as provided in Section 17 of the Prime Lease, such termination shall have the effect of terminating this Sublease and Subtenant shall be entitled only to any compensation, separately awarded to Subtenant for Subtenant’s relocation expenses and/or damages to Subtenant’s trade fixtures installed by Subtenant. Notwithstanding the foregoing, Subtenant shall have the right to file any separate claim available to Subtenant for any taking of Subtenant’s personal property and fixtures owned by Subtenant and removable by Subtenant upon expiration of this Sublease, and for any other costs and expenses incurred by Subtenant with respect to such condemnation and permissible for Subtenant to include in any such claims made by Subtenant, so long as such claims do not diminish the award available to Sublandlord.

Subtenant further acknowledges and agrees that Subtenant has no right or option to exercise the following rights, if any, granted Sublandlord under the Prime Lease: (i) renewal option(s), (ii) expansion option(s), (iii) early termination right(s) and option(s), (iv) right of first refusal(s) or offer(s), (v) reduction option(s), (vi) abatement(s) (except as expressly provided in this Sublease), (vii) tenant allowances and (viii) roof rights (except to the extent Landlord may consent to the right of access to the roof by Subtenant in the Landlord Consent).

(d)Except as expressly provided in this Sublease to the contrary, Subtenant shall comply with all of the provisions and obligations of the Prime Lease that are to be observed or performed by Sublandlord as “Tenant” thereunder to the extent such obligations arise during the Sublease Term. Without limiting the foregoing, in the event Subtenant defaults under any of the terms, provisions, covenants, conditions or agreements herein set forth, Sublandlord shall have the same rights and remedies as Landlord under the Prime Lease in the event of a default by the “Tenant” thereunder, provided, however, that all notice, cure, grace or similar periods set forth in the Prime Lease for the benefit of the “Tenant” thereunder, if any, shall be reduced by three (3) days with respect to the Subtenant hereunder. Notwithstanding the foregoing, if Sublandlord provides Subtenant with notice of Subtenant’s failure to timely pay Sublease Base Rent or Additional Rent and Subtenant’s failure to pay such amounts extends beyond the applicable notice and cure period on two (2) separate occasions during any twelve (12) month period, Subtenant’s subsequent late payment of Sublease Base Rent or Additional Rent beyond the applicable notice and cure period shall, at Sublandlord’s option, be an incurable event of default hereunder for which Sublandlord shall not be required to provide written notice to Subtenant. Subtenant and Sublandlord each covenant not to take any action or do or perform any act or fail to take any action or do or perform any act which would result in the failure or breach of any of the covenants, terms, provisions or conditions of the Prime Lease on the part of the Tenant (as defined in and set forth within the Prime Lease). In addition, so long as Subtenant is not in default hereunder beyond any applicable notice and cure period, Sublandlord covenants that Sublandlord will not, without the prior written consent of Subtenant (not to be unreasonably withheld, conditioned, or delayed), enter into any modification, amendment or termination of the Prime Lease which would (i) increase the obligations or liabilities of Subtenant under this Sublease or (ii) correspondingly effectuate a termination of the rights of Subtenant under this Sublease without the prior written consent of Subtenant, except as may be permitted in the Prime Lease in the event of a casualty or condemnation.

(e)Except as otherwise expressly provided herein, Sublandlord shall have no duty to perform any obligations of Landlord which are, by their nature, the obligation of an owner or

manager of real property or otherwise specifically excluded pursuant to the terms of this Sublease.   For example, Sublandlord shall not be required to provide the services or repairs which the Landlord is required to provide under the Prime Lease. Sublandlord shall have no responsibility, nor shall it be liable to Subtenant, for any default, failure or delay on the part of Landlord in the performance or observance by Landlord of any of its obligations under the Prime Lease. In addition, no such default, failure or delay by Landlord shall affect this Sublease or waive or defer the performance of any of Subtenant’s covenants hereunder. With respect to the non-performance, default or breach by Landlord of its obligations under the Prime Lease, Sublandlord shall reasonably cooperate with Subtenant to obtain Landlord’s performance or Landlord’s cure of such breach or default, including, but not limited to, Landlord’s maintenance obligations, if any, set forth in the Prime Lease; provided, however, Sublandlord’s sole obligation with respect thereto shall be to request such performance or cure from the Landlord following a request in writing by Subtenant. This provision shall survive the expiration or earlier termination of this Sublease.

(f)In any case where under the Prime Lease the consent or approval of Landlord is required, the consent or approval of both Landlord and Sublandlord shall be required, which consent or approval by Sublandlord shall not be unreasonably conditioned, withheld or delayed. In determining whether to grant or withhold any consent or approval hereunder, Sublandlord may expressly condition the same upon the consent or approval of Landlord, as applicable. If Subtenant requests the consent of Sublandlord under any provisions of this Sublease for any act that Subtenant proposes to do hereunder, Subtenant shall, as a condition to doing any such act and the receipt of such consent, reimburse Sublandlord for any and all out of pocket costs and expenses reasonably incurred by Sublandlord in connection therewith, including, without limitation, reasonable attorneys’ fees, provided, however, the total amount due by Subtenant in connection with each request shall not exceed the amount payable by Sublandlord to Landlord under the Prime Lease plus Two Thousand and No/100 Dollars ($2,000.00) (the “Reimbursement Cap”) unless Sublandlord notifies Subtenant that the amount to be incurred by Sublandlord in considering Subtenant’s request for consent or approval in a particular instance is anticipated to exceed the Reimbursement Cap, in which case the Reimbursement Cap will not apply.

(g)To the extent the Prime Lease requires (x) Landlord to serve notice upon Sublandlord or (y) perform any act or observe any term, covenant or condition thereunder, the same shall be deemed amended for the purposes of this Sublease to provide for time limits for Sublandlord of three (3) business days more and deadlines that are three (3) business days later than those provided for Landlord in the Prime Lease.

(h)Any representation, warranty or indemnification made by Landlord in the Prime Lease shall be deemed to be made by Landlord only and shall in no way be imputed to Sublandlord.

(i)Any act or omission by Subtenant which would constitute a breach or default by Sublandlord as “Tenant” under the Prime Lease shall constitute a default on the part of Subtenant hereunder except for any provision of the Prime Lease specifically excluded as an obligation of Subtenant in Section 1(a) or 1(b) of this Sublease.

(j)Any act or omission by Sublandlord which would constitute a breach or default by Sublandlord as "Tenant" under the Prime Lease shall constitute a default on the part of Sublandlord hereunder except for any provisions of the Prime Lease specifically excluded as an obligation of Subtenant in Section 1(a) or 1(b) of this Sublease. Sublandlord shall promptly provide to Subtenant a copy of any written notice of default received by Sublandlord from Landlord and shall provide to Subtenant a copy of other correspondence received by Sublandlord from Landlord which materially impacts the Premises or the Sublease.

2.Sublease Demise. On the terms and conditions of this Sublease and subject to receipt by Sublandlord of Landlord’s Consent (hereinafter defined), Sublandlord hereby subleases and demises to Subtenant, and Subtenant hereby takes and subleases from Sublandlord, the Subleased Premises on the terms and conditions and subject to the provisions set forth herein.

So long as Subtenant timely pays all Rent and other amounts due and performs all of Subtenant’s covenants and agreements contained herein, Sublandlord shall not interfere with the quiet use, possession and enjoyment of the Subleased Premises by Subtenant during the Sublease Term; provided that the proper exercise by Sublandlord of its rights under or in connection with this Sublease will not constitute such an interference.

3.	Sublease Term.

(a)This Sublease shall commence on the later to occur of the Effective Date and Sublandlord’s receipt of Landlord’s Consent (the “Sublease Commencement Date”) and shall expire on July 31, 2028; provided, however, in the event Subtenant and Landlord enter into a Subtenant Direct Lease (as defined below), the term of which commences immediately upon the expiration of the Prime Lease, then the Sublease shall expire on August 30, 2028 (such date being the “Sublease Expiration Date”), unless sooner terminated in accordance with the terms of this Sublease. The period from the Sublease Commencement Date until the Sublease Expiration Date shall be referred to herein as the “Sublease Term”. Subtenant may have early access to the Subleased Premises solely for the purpose of inspections, field verifications and permitting, conditioned on the following: (i) receipt of Landlord’s Consent; (ii) Subtenant giving Sublandlord notice of entry at least one (1) business day before the Subtenant’s initial entry; and

(iii) Subtenant providing the Sublandlord, in advance of any entry by Subtenant or its contractors, certificates of insurance naming Sublandlord and Landlord as additional insureds.

(b)Subtenant hereby represents that it intends to negotiate with Landlord to enter into a new lease for the Subleased Premises (a “Subtenant Direct Lease”) the term of which would commence immediately upon the expiration of the Prime Lease.

(c)Notwithstanding anything herein to the contrary, if the Prime Lease expires or terminates at any time during the Sublease Term, then this Sublease shall also terminate automatically as of the date of the Prime Lease expiration or early termination; provided, however, Sublandlord agrees not to voluntarily cancel or surrender the Prime Lease without the prior written consent of Subtenant (not to be unreasonably withheld, conditioned, or delayed), so long as Subtenant is not in default beyond any applicable notice and cure period, unless Landlord agrees to recognize the rights of Subtenant in the Subleased Premises through a direct lease; provided further, however, that (i) if the Prime Lease terminates as a result of a default by Subtenant under this Sublease, then Subtenant shall be liable to Sublandlord for all damages as a result of such termination, and (ii) the foregoing shall not restrict Sublandlord’s right to terminate the Prime Lease as a result of any casualty or condemnation, in accordance with the terms of the Prime Lease.

4.Measurement. The square footage of 65,496 rentable square feet shall be used for the calculation of Sublease Base Rent and is final and binding by agreement of Sublandlord and Subtenant.

5.	Sublease Base Rent, Real Estate Taxes and Utilities.

a.Sublease Base Rent. Commencing on April 1, 2024 (the “Sublease Rent Commencement Date”), Subtenant shall pay the Sublease Base Rent (as defined herein) and all taxes applicable thereto, and other amounts due to Sublandlord as provided herein, by the first day of each calendar month without notice or demand by Sublandlord.

The amount of “Sublease Base Rent” shall be paid according to the following schedule:

Sublease Term by Month(s)	RSF of Subleased Premises	AnnualRate Per RSF	Annual Sublease Base Rent	Monthly Installments of Sublease Base Rent
Sublease Commencement Date – 3/31/2024	65,496	abated	abated	abated
4/1/24 – 3/31/25	65,496	$19.55	$1,280,446.80	$106,703.90
4/1/25 - 3/31/26	65,496	$20.14	$1,318,860.20	$109,905.02
4/1/26 - 3/31/27	65,496	$20.74	$1,358,426.01	$113,202.17
4/1/27 - 3/31/28	65,496	$21.36	$1,399,178.79	$116,598.23
4/1/28 – Sublease Expiration Date	65,496	$22.00	$1,441,154.15	$120,096.18

b.Abatement of Sublease Base Rent. Sublandlord and Subtenant acknowledge that Subtenant is currently party to a lease for the building at 9405 SW Gemini, Beaverton, Oregon, (“Subtenant’s Gemini Premises”) a copy of which (with financial information redacted) is attached hereto as Exhibit E (“Subtenant’s Gemini Lease”), which currently has an expiration date of March 31, 2024. The parties agree that Subtenant shall have no obligation to pay Sublease Base Rent or Additional Rent prior to the expiration of Subtenant’s Gemini Lease on March 31, 2024. Commencing no later than thirty (30) days following the Sublease Commencement Date, Subtenant shall use diligent efforts (including retaining Jones Lang LaSalle Brokerage, Inc. or other high quality real estate brokerage firm) to market Subtenant’s Gemini Premises for the purpose of identifying a replacement tenant or subtenant for Subtenant’s Gemini Premises and to eliminate or reduce Subtenant’s financial obligations with respect to  Subtenant’s Gemini Lease. Subtenant shall  provide  regular,  detailed updates  to

Sublandlord of Subtenant’s efforts with respect to the foregoing (no less frequently than once per quarter). In the event Subtenant subleases all or any portion of Subtenant’s Gemini Premises, assigns any of its right, title or interest in Subtenant’s Gemini Lease, terminates all or any obligations of Subtenant pursuant to Subtenant’s Gemini Lease or otherwise eliminates or reduces Subtenant’s financial obligations with respect to Subtenant’s Gemini Lease or Subtenant’s Gemini Premises (including, without limitation, rent, operating expenses, utility charges and fees, common area maintenance charges, insurance, repair and maintenance costs, and all other amounts typically incurred by Subtenant in connection with Subtenant’s Gemini Premises) (the “Gemini Premises Financial Obligations”), then Subtenant shall pay to Sublandlord fifty percent (50%) of all savings or reduction in any Gemini Premises Financial Obligations (including any amounts paid to Subtenant in connection with any sublease or assignment), net of any out of pocket costs reasonably incurred by Subtenant following the Sublease Commencement Date in connection with the sublease, assignment or termination of Subtenant’s Gemini Lease or Subtenant’s Gemini Premises (such total savings and/or reduction being the “Gemini Premises Savings”). Within thirty (30) days following the date on which Subtenant executes an agreement by which any Gemini Savings will result, Subtenant shall deliver to Sublandlord for review a detailed calculation of the Gemini Savings.   Upon approval of such calculation by Sublandlord, Subtenant shall remit to Sublandlord fifty percent (50%) of any Gemini Savings already obtained by Subtenant in equal monthly payments over the length of the term of the Subtenant’s Gemini Lease (which expires March 31, 2024) (the “Gemini Lease Term”) and shall thereafter remit any additional Gemini Savings that Subtenant obtains during the Sublease Term in equal monthly payments over the remaining length of the Gemini Lease Term. Notwithstanding the foregoing, in no way is the effectiveness of this Sublease conditioned upon Subtenant’s ability to sublease Subtenant’s Gemini Premises or to eliminate or reduce any of Subtenant’s Gemini Premises Financial Obligations and this Sublease shall remain in full force and effect notwithstanding any failure or inability of Subtenant to sublease the Subtenant’s Gemini Premises or reduce any Gemini Premises Financial Obligations.

c.Operating Expenses. From and after the Sublease Rent Commencement Date, Tenant will pay as Additional Rent 100% of all Operating Expenses (including, without limitation, all Real Property Taxes, Utility and Service Costs, and Insurance Premiums) charged by Landlord to Sublandlord pursuant to the Prime Lease. Estimated payments shall be made monthly on or before the first day of each calendar month each in the amount of Landlord’s then current estimate. Sublandlord shall deliver to Subtenant a copy of any Landlord’s determination of estimated and actual annual Operating Expenses (as referenced in Sections 1.06(a) and (b) of Exhibit C to the Prime Lease) received by Sublandlord (“Landlord’s Operating Expenses Statement”) within thirty (30) days after Sublandlord’s receipt thereof. If Subtenant has a reasonable basis to believe that the Landlord’s determination of actual Operating Expenses is incorrect in any material respect, then on not more than one (1) occasion per calendar year during the Sublease Term, Subtenant may, within no more than ten (10) business days following Sublandlord’s delivery of Landlord’s Operating Expense Statement, deliver a written notice to Sublandlord specifying in reasonable detail the item(s) that Subtenant has a reasonable basis to believe is incorrect and stating that Subtenant desires to review Landlord’s records of the Operating Expenses for the calendar year to which the Landlord’s Operating Expense Statement applies (“Subtenant’s Review Notice”). Within ten (10) business days following Sublandlord’s receipt of Subtenant’s Review Notice, Sublandlord shall deliver to Landlord a Review Notice as such term defined in Section 3 of Exhibit C to the Prime Lease. Sublandlord shall thereafter, at Subtenant’s sole cost and expense, and except where such disclosure would violate the terms of a nondisclosure agreement or confidentiality obligations between Sublandlord and Landlord, make available to Subtenant any records of Landlord made available to Sublandlord for inspection in response to the Review Notice as provided in Section 3 of Exhibit C to the Prime Lease and Subtenant shall be bound by all obligations of Sublandlord under such Section 3. Within sixty

(60) days after the records are made available to Subtenant, Subtenant may deliver to Sublandlord a written notice stating in reasonable detail any objection to Landlord’s Operating Expense Statement for the applicable year (a “Subtenant Objection Notice”) and Sublandlord shall deliver such Subtenant Objection Notice to Landlord. Subtenant shall provide Sublandlord with copies of all written communication between Landlord and Subtenant relating to any issues raised in Subtenant’s Objection Notice; provided, however, Sublandlord shall have no obligation to advocate on Subtenant’s behalf or any liability to Subtenant in connection with Landlord’s failure or refusal to modify Landlord’s Operating Expense Statement. If such process results in any credit received by Sublandlord under the Prime Lease, Sublandlord shall remit such credit as a credit against the next installment of Sublease Base Rent and Additional Rent due hereunder. Subtenant shall indemnify, defend and hold Sublandlord harmless from and against any increase in Operating Expenses, damages, liabilities, costs or expenses (including reasonable attorneys’ fees) arising in connection with Subtenant’s exercise of any rights under this Section 5(c).

d.Utilities. From and after the Sublease Rent Commencement Date, Subtenant shall obtain and pay for electrical energy for the use of Subtenant in the Subleased Premises by direct application to and arrangement with the public utility serving the Property, as provided in Section 6 of the Prime Lease. Commencing on the Sublease Rent Commencement Date, Subtenant shall be responsible for paying for all utilities and other services provided to the Premises, including without limitation, all charges under Section 6 of the Prime Lease. Sublandlord shall not be liable for any interruption, failure, defect, change in the supply, character and/or quality of any utilities or other services provided to the Premises for any reason except if directly and solely attributable to the gross negligence or willful misconduct of Sublandlord.

e.Payment of Sublease Base Rent. Subtenant agrees to pay Sublease Base Rent without counterclaim, setoff, abatement, or deduction of any amount for any reason except as expressly provided in this Sublease. All Sublease Base Rent payments shall be sent to the address designated by Sublandlord in writing, which Sublandlord may change from time-to-time with prior written notice to Subtenant. Any partial month of Sublease Base Rent shall be pro- rated. Subtenant shall be solely liable for (and shall indemnify, defend, and hold Sublandlord harmless with regard to) the cost of any third party services or special services from Landlord requested by Subtenant. If Subtenant fails to pay any Sublease Rent or Additional Rent or other charges due under this Sublease within five (5) business days after such payment is due, and such failure to pay occurs more than one (1) time in any twelve (12) month period, Subtenant shall pay Sublandlord a late charge equal to five percent (5%) of the amount so payable. This provision shall survive the expiration or earlier termination of this Sublease.

6.Security Deposit. To secure the faithful performance by Subtenant of all the covenants, conditions and agreements in this Sublease, Subtenant shall deliver to Sublandlord a security deposit in the amount of $120,096.18 (“Security Deposit”) upon the execution of this Sublease. If Subtenant defaults (beyond any applicable notice and cure period) with respect to any provision of this Sublease, including without limitation the payment of any Sublease Base Rent or Additional Rent, then Sublandlord may use, apply, draw upon or retain all or any part of the Security Deposit to the extent necessary for the payment of any rent, or to compensate Sublandlord for any other loss, cost or damage that Sublandlord may suffer by reason of Subtenant’s default. If any portion of the Security Deposit is so used, applied, or drawn upon, then Subtenant shall, within thirty (30) days after notice thereof, deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to its original amount. Subtenant’s failure to do so shall be an automatic Event of Default under this Sublease without any additional notice. Sublandlord shall not, unless otherwise required by law, be required to keep the Security Deposit separate from its general funds. Sublandlord shall not be required to pay interest to Subtenant with respect to the Security Deposit. The Security Deposit or any balance thereof (if any) less any amount retained by Sublandlord to cure any defaults pursuant to the terms of this Sublease shall be returned to Subtenant (or to the last transferee of Subtenant’s interest hereunder) within thirty (30) days after the expiration of the Sublease Term (or sooner termination of this Sublease), provided that Subtenant vacates the Subleased Premises in accordance with this Sublease and Subtenant surrenders possession thereof to Sublandlord in the condition required under this Sublease.

7.	Condition of Subleased Premises.

a.As-Is. Subtenant agrees Sublandlord shall deliver the Subleased Premises and Subtenant shall accept the Subleased Premises “AS IS”, with “ALL FAULTS” and “WITHOUT ANY REPRESENTATION OR WARRANTIES”. Subtenant hereby waives and disclaims any objection or cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of, the physical condition of the Subleased Premises or the suitability of same for Subtenant’s purposes. Subtenant acknowledges that Sublandlord, Sublandlord’s agent or employees, and Landlord have not made any representations or warranties with respect to the physical condition of the Subleased Premises or with respect to the suitability of the same for Subtenant’s purposes, except as specifically provided in Section 9(b) below. Subtenant expressly represents and warrants that Subtenant has relied solely on its own investigation and inspection of the Subleased Premises in its decision to enter into the Sublease and let the Subleased Premises. Any alterations or work performed in the Subleased Premises shall be done at Subtenant’s sole cost and expense, without any tenant improvement allowance from Sublandlord, and shall be performed in accordance with the Prime Lease, in a good and workmanlike manner, and in compliance with all applicable laws, building codes, and regulations.

b.Existing Furniture. Upon the Sublease Commencement Date, Subtenant shall purchase all existing furniture in the Subleased Premises (as further described in Exhibit C attached, and referred to herein as “Existing Furniture”), “AS IS”, “WHERE IS” with “ALL FAULTS” and “WITHOUT ANY REPRESENTATION OR WARRANTIES” for $1.00. Nothing contained herein shall be deemed a representation, warranty or guaranty by or from Sublandlord as to the condition, value, utility or merchantability of or to the Existing Furniture, or any portion thereof, and Sublandlord expressly disclaims any and all warranties in connection with the Existing Furniture, including, without limitation, warranties of merchantability, condition, and fitness, and in no event shall Sublandlord have any liability or responsibility of any type whatsoever with respect thereto. Subject to the foregoing, Sublandlord shall execute a Bill of Sale in the form attached hereto as Exhibit D conveying the Existing Furniture to Subtenant. Subtenant shall remove all Existing Furniture at the end of the Sublease Term and repair any damage caused by such removal.

8.Use. Subtenant will use and occupy the Subleased Premises only for general office and other legal related uses, and in accordance with the applicable provisions of this Sublease and the Prime Lease. Subtenant covenants not to use the Subleased Premises for any other purpose whatsoever without first obtaining Sublandlord’s and Landlord’s prior written consent (which Sublandlord will not unreasonably withhold, provided that Sublandlord may require Subtenant to deposit an additional Security Deposit with Sublandlord in the event Sublandlord, in its discretion, determines such is warranted as a result of the other purpose for which Subtenant desires to use the Subleased Premise, provided that the Security Deposit (including any additional Security Deposit) shall not be more than Two Hundred percent (200%) of the original Security Deposit hereunder), and not to use or occupy (or suffer or permit the use or occupancy of) the Subleased Premises or any part thereof in any manner which might be contrary to the terms and conditions of this Sublease or the Prime Lease. Subtenant shall comply with all laws relating to the use, condition, access to, and occupancy of the Subleased Premises, including without limitation obtaining all required licenses and permits for Subtenant to conduct business at the Subleased Premises.

9.	Representations and Warranties.

a.By Subtenant. Subtenant represents and warrants to Sublandlord that : (a) Subtenant is a corporation duly organized, validly existing and in good standing under the laws of Oregon, the jurisdiction in which it is organized and has full power and authority to carry out its obligations under this Sublease; and (b) the execution and delivery of this Sublease by Subtenant has been duly and validly authorized by all necessary action of Subtenant, has been duly executed and validly delivered by Subtenant, and is the legal, valid and binding obligation of Subtenant, enforceable in accordance with its terms.

b.	By Sublandlord. Sublandlord represents and warrants to Subtenant that :

(a) Exhibit B to this Sublease is a true and complete copy of the Prime Lease and is in full force and effect and has not been amended or modified; (b) to Sublandlord’s knowledge, Sublandlord has received no notice of default under the Prime Lease which has not been cured or satisfied;

(c)Sublandlord is the holder of the interest of the Tenant under the Prime Lease and, to Sublandlord’s knowledge, Sublandlord’s interest as Tenant under the Prime Lease is not the subject of any lien, assignment, conflicting sublease, or other hypothecation or pledge;

(d)Sublandlord has given no notice of default to the Landlord under the Prime Lease which has not been cured or satisfied; (e) Sublandlord is a company duly organized, validly existing and in good standing under the laws of Oregon and has full power and authority to carry out its obligations under this Sublease and the Prime Lease; (f) the execution and delivery of this Sublease by Sublandlord has been duly and validly authorized by all necessary action of Sublandlord, has been duly executed and validly delivered by Sublandlord, and is the legal, valid and binding obligation of Sublandlord, enforceable in accordance with its terms; (g) to Sublandlord’s knowledge, Sublandlord has not, prior to the Sublease Commencement Date, caused or permitted any Hazardous Materials (as defined in the Prime Lease) to be brought upon, kept, stored, discharged, released, or used in, under, or about any portion of the Subleased Premises in violation of applicable Laws without the prior written consent of Landlord, provided, however such representation does not apply to small amounts of Hazardous Materials permitted under Section 5.06 of the Prime Lease; and (h) to Sublandlord’s knowledge, Sublandlord has not received any written notice from a governmental agency of any violations of any Laws (as defined in the Prime Lease) relating to the storage, discharge, release or use of Hazardous Materials affecting the Subleased Premises.

10.Insurance. Subtenant shall, at its sole cost and expense, obtain the insurance policies required of Tenant under the first paragraph of Section 14 of the Prime Lease. Each such policy shall name Sublandlord and Landlord as additional insureds.

11.Inspection Rights. Upon one (1) day’s prior notice, which may be given to Subtenant without following the Notice requirements in Section 17 so long as such notice is provided to Sue Taylor at: telephone: (503) 469-4659 (work) and (503) 560-0834 (mobile) or email: Sue.Taylor@digimarc.com (or such other individual that Subtenant designates in writing (including such individual’s name, phone number and email address) from time to time) both verbally by phone and in writing by email (or no notice in the event of a bona fide emergency meaning an imminent threat of property damage or bodily injury), and from time to time, Sublandlord shall have the right to inspect the Subleased Premises. Sublandlord agrees to use commercially reasonable means to minimize any interruption to Subtenant’s business in the Sublease Premises as a result of such inspection.   Sublandlord and Landlord shall have all access rights granted to Landlord under the terms and conditions of Section 10.01 and otherwise under the Prime Lease.

12.Assignment/Subletting. Subtenant shall not assign, transfer, or sublet the Subleased Premises, in whole or any part, or any right or obligation hereunder, without Sublandlord and Landlord’s prior written consent, which Sublandlord agrees to not unreasonably withhold, condition or delay. Any sub-sublease or assignment by Subtenant shall be subject to the terms of the Prime Lease and this Sublease, and Subtenant shall remain primarily liable hereunder.

13.Alterations and Improvements. Notwithstanding anything to the contrary set out herein or in the Prime Lease, Subtenant shall not make any Alterations (including without limitation, any Cosmetic Alterations), additions or improvements to, or install any fixtures in, the Subleased Premises without first obtaining the written consent of Sublandlord (not to be unreasonably withheld, conditioned or delayed) and Landlord, provided, however, if any Alterations do not require the consent of Landlord under the Prime Lease, then such Alterations shall be subject only to the consent of Sublandlord. Subject to Landlord’s approval, Sublandlord hereby consents to Subtenant’s construction and installation of the improvements described in Exhibit F attached hereto (“Subtenant’s Initial Alterations”) following the Sublease Commencement Date, pursuant to the requirements of Section 9.04 of the Prime Lease.

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14.Repair and Maintenance. Sublandlord shall have no obligation to repair or maintain any portion of the Subleased Premises or the Property, provide any services with respect to, or make any alterations or improvements to the Subleased Premises for the benefit of Subtenant or otherwise, it being acknowledged and agreed that all obligations with respect thereto, if the responsibility of Landlord under the Prime Lease, remain solely the obligations of Landlord thereunder.   Subtenant shall be responsible, at Subtenant’s sole cost and expense, for all repairs and maintenance to the Subleased Premises during the Sublease Term which are not expressly the obligation of Landlord under the Prime Lease, as provided in Section 9.02 of the Prime Lease. With respect to the non-performance, default or breach by Landlord of its obligations under the Prime Lease, Sublandlord shall timely and reasonably cooperate with Subtenant to obtain Landlord’s performance or Landlord’s cure of such breach or default, including, but not limited to, Landlord’s maintenance obligations, if any, set forth in the Prime Lease; provided, however, Sublandlord’s sole obligation with respect thereto shall be to request such performance or cure from the Landlord following a request in writing by Subtenant. This provision shall survive the expiration or earlier termination of this Sublease.

15.Right to Cure Subtenant’s Defaults and Damages. If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder within the applicable cure period, if any, set out in this Sublease, then Sublandlord, without prejudice to its other rights (including, but not limited to, terminating this Sublease immediately upon written notice to Subtenant, in addition to all of the remedies available to Landlord under the Prime Lease in the event of a like default or failure on the part of Sublandlord, as tenant thereunder), shall have the right, but not the obligation, without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner to such extent as Sublandlord shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses and incur and pay reasonable attorneys’ fees. Subtenant shall pay to Sublandlord upon demand all sums so paid by Sublandlord and all incidental costs and expenses of Sublandlord in connection therewith, together with interest thereof at the lower of eight percent (8%) or the then maximum rate of interest which may lawfully be collected from Subtenant, from the date of Sublandlord making such expenditures. Such remedies shall be in addition to all other remedies available to Sublandlord under this Sublease, at law and in equity.

16.Surrender on Termination. Subtenant shall, at its sole cost and expense, surrender and vacate the Subleased Premises and deliver unencumbered and vacant possession of the Subleased Premises to Sublandlord on the Sublease Expiration Date, or any earlier termination of this Sublease, and shall, at its sole cost and expense, on or prior to such date, remove therefrom any and all of its personal property, furniture (including the Existing Furniture), and furnishings located therein (including but not limited to any cabling installed by Subtenant, its vendors, contractors or agents, as well as Subtenant’s secured access or other security system) (“Subtenant’s Property”) and repair and restore all damage to the Subleased Premises caused by Subtenant’s use and occupancy of the Subleased Premises (ordinary wear and tear excepted), including without limitation, the removal of Subtenant’s Property as required herein. In addition, Subtenant shall perform all obligations of Sublandlord pursuant to Section 5 of Exhibit G of the Prime Lease with respect to any Items installed on the roof by Sublandlord, which Items are listed on Exhibit G of this Sublease, attached hereto and incorporated herein. Subtenant shall

12

pay to Sublandlord, upon demand, all sums so paid by Sublandlord and all incidental costs and expenses of Sublandlord in connection therewith, together with interest at the then maximum rate of interest which may be lawfully collected from Subtenant, from the date of Sublandlord making such expenditures. Notwithstanding anything to the contrary in the Prime Lease, Subtenant shall pay Sublandlord a sum for each day that Subtenant retains possession of the Subleased Premises or any part thereof after expiration or earlier termination of this Sublease, by lapse of time or otherwise, an amount equal to one hundred fifty percent (150%) of the rent and any other amounts Sublandlord is required to pay Landlord under the Prime Lease for the Subleased Premises and Subtenant shall also pay to Sublandlord damages, consequential as well as direct, sustained by Sublandlord by reason of such retention, including, without limitation, reasonable attorneys’ fees. Subtenant acknowledges that the Prime Lease is scheduled to expire on August 31, 2028; therefore, time is of the essence with respect to Subtenant’s obligation to surrender the Subleased Premises in accordance with the terms of this Sublease and the Prime Lease. Nothing in this Section, however, shall be construed or operate as a waiver of Sublandlord’s right of reentry or any other right of Sublandlord under this Sublease or of Landlord under the Prime Lease. Notwithstanding the foregoing, if Subtenant enters into a Subtenant Direct Lease with Landlord and delivers to Sublandlord a written agreement executed by Landlord in a form satisfactory to Sublandlord (i) agreeing that Subtenant may remain in possession of the Subleased Premises following the expiration or earlier termination of this Sublease, and (ii) releasing Sublandlord from any and all liability with respect to the condition of the Subleased Premises and Section 27.01 of the Prime Lease, then Subtenant shall have no obligation to surrender and vacate the Subleased Premises as provided in this Section 16; provided that Subtenant shall release Sublandlord from and indemnify, defend and hold Sublandlord harmless from and against any and all claims relating to the condition of the Premises as of the Sublease Expiration Date and any obligations of Sublandlord to surrender and vacate the Premises set out in Section 27.01 and otherwise in the Prime Lease. This provision shall survive the expiration or earlier termination of this Sublease.

17.Notices. Any notice, statement, demand or other communication (“Notice”) by one party to the other shall be given in writing and shall be effective upon receipt or refusal if (i) delivered by hand or (ii) sent via overnight mail by a nationally recognized express delivery service, when addressed to Subtenant or Sublandlord as follows:

Notice to Sublandlord:

Fiserv, Inc.

Attn: General Counsel’s Office

4000 NW 120th Avenue, MS/CON – REAL

Coral Springs, FL 33065 Notice to Subtenant:

Digimarc Corporation Attn: Sue Taylor

8500 SW Creekside Place Beaverton, Oregon 97008

13

Either party may change its notice address from time-to-time by providing prior written notice of the same to the other party.

18.Entire Agreement; Modification; Waiver. This Sublease contains the entire agreement between Subtenant and Sublandlord with respect to the Subleased Premises and supersedes all other agreements or other understandings of the parties with respect to the Subleased Premises. This Sublease shall not be modified except by a writing executed by the parties. No waiver shall be deemed to have been made unless expressed in writing and signed by an authorized representative of the waiving party.

19.No One Party Deemed Drafter. Each party to this Sublease acknowledges that such party has been represented by legal counsel in preparation of this Sublease. If this Sublease or any provision hereof is interpreted by a court of law, no provision hereof shall be construed more harshly against any party as drafter.

20.Counterparts.   This Sublease may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. Facsimile or electronic (PDF) signatures shall be treated as if they are original signatures.

21.	Indemnity.

a.Subtenant shall indemnify, defend and hold harmless Sublandlord and its officers, directors, members, employees, agents, affiliates, successors and assigns from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys’ fees, incurred by Sublandlord to the extent arising out of (a) any accidents, damages or injuries to persons or property occurring in or on the Subleased Premises during the Sublease Term; (b) any breach of this Sublease by Subtenant; (c) any work done in or to the Subleased Premises by or on behalf of Subtenant; (d) any act, omission or negligence on the part of Subtenant and/or its officers, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant; (e) any claims made by the Landlord under the Prime Lease to the extent arising out of Subtenant’s acts or omissions or its use and occupancy of the Subleased Premises during the Sublease Term; or (f) any claims made by Landlord pursuant to Section 5.09 of the Prime Lease arising out of or caused in whole or in part, by or in connection with Subtenant’s use or possession of the Subleased Premises or otherwise arising on or after the Sublease Commencement Date (a “Subtenant Claim”). Notwithstanding the foregoing, Subtenant shall not be required to indemnify Sublandlord or hold Sublandlord harmless to the extent that the gross negligence or intentional misconduct on the part of Sublandlord or Sublandlord’s breach of its obligations under this Sublease or the Prime Lease resulted in a Subtenant Claim.

b.Sublandlord shall indemnify, defend and hold harmless Subtenant and its officers, directors, members, employees, agents, affiliates, successors and assigns from and against all losses, costs, damages, expenses and liabilities, including, without limitation,

14

reasonable attorneys’ fees, incurred by Subtenant to the extent arising out of (a) any breach of this Sublease by Sublandlord; (b) any work done in or to the Subleased Premises by or on behalf of Sublandlord prior to the Sublease Commencement Date; or (c) any claims against the Subtenant made by the Landlord under the Prime Lease to the extent arising out of Sublandlord’s acts or omissions or its use and occupancy of the Subleased Premises prior to the Sublease Commencement Date (a “Sublandlord Claim”). Notwithstanding the foregoing, Sublandlord shall not be required to indemnify Subtenant or hold Subtenant harmless to the extent that the negligence or intentional misconduct on the part of Subtenant or Subtenant’s breach of its obligations under this Sublease resulted in a Sublandlord Claim.

c.Under no circumstances shall the parties by liable to each other under any theory of tort, contract, strict liability or other legal or equitable theory for any punitive, special, incidental, indirect or consequential damages each of which is excluded by agreement of the parties regardless of whether or not any party has been advised of the possibility of such damages. The foregoing sentence shall not in any way diminish the parties’ indemnification obligations under this Section 21 or excuse Subtenant’s failure to pay the express payments and obligations under this Sublease as and when due. This provision shall survive the expiration or earlier termination of this Sublease.

22.Default by Landlord. Sublandlord shall not be responsible or liable for any violation or default by Landlord under the Prime Lease and shall not be obligated to bring any action or proceeding or to take any steps to enforce Sublandlord’s rights against Prime Landlord other than, upon the written request of Subtenant, making a demand upon Prime Landlord to perform its obligations under the Prime Lease with respect to the Sublease Premises, including, without limitation, the obligation to provide the number of parking spaces set out in Section 7.03 of the Prime Lease. This provision shall survive the expiration or earlier termination of this Sublease.

23.Brokers. The Parties acknowledge and agree that neither Sublandlord nor Subtenant utilized a broker in connection with this transaction except Deron Jones and Justin Haber of Jones Lang LaSalle Brokerage, Inc. (“Sublandlord’s Broker”) who represents the Sublandlord and Eric Turner and Craig Reinhart of Jones Lang LaSalle Brokerage, Inc. (“Subtenant’s Broker”) who represents the Subtenant. Each party agrees to indemnify and hold the other party harmless of and from all claims, liabilities, costs, expenses and damages arising as a result of a breach of the representation and warranty set forth in the preceding sentence. The fee for the Subtenant’s Broker shall be paid under a separate agreement with Sublandlord’s Broker and Sublandlord shall be solely responsible for any fee owed to Sublandlord’s Broker. This provision shall survive the expiration or earlier termination of this Sublease.

24.Signage. Subtenant may, at Subtenant’s sole cost and expense, and subject to the prior written consent of Landlord and Sublandlord and subject to all applicable Laws, install exterior signage that substantially conforms to the existing exterior Building and Project signage and as depicted in Exhibit F of the Prime Lease, except that Sublandlord’s name shall be replaced by Subtenant’s name. All other exterior signage to be installed by Subtenant (“Subtenant’s Amended Signage”) shall be subject to the following terms and conditions: (a) following approval thereof by Landlord and Sublandlord (which approval by Sublandlord shall

15

not be unreasonably withheld, conditioned, or delayed), Subtenant shall submit plans and drawings for Subtenant’s Amended Signage to any and all public authorities having jurisdiction and shall obtain written approval from each such jurisdiction prior to installation, and shall fully comply with all applicable Laws and all covenants, conditions and restrictions affecting the Property; and (b) Subtenant shall, at Subtenant's sole cost and expense, design, construct and install the Subtenant’s Amended Signage in accordance with all applicable Laws. Subtenant shall maintain all of Subtenant’s exterior signage located on the Building and in the Project in good condition and repair, and all cost of maintenance and repair shall be borne by Subtenant. Upon the expiration or earlier termination of this Sublease, if Subtenant fails to remove any of Subtenant’s exterior signage and repair the Building or Project, as applicable, in accordance with the terms of the Prime Lease, Sublandlord may cause such signage to be removed from the Building or Project and the Building or Project to be repaired and restored to the condition which existed prior to the installation of such signage (including, if necessary, the replacement of any precast concrete panels), all at the sole cost and expense of Subtenant and otherwise in accordance with this Sublease without further notice from Sublandlord notwithstanding anything to the contrary contained in this Sublease. Notwithstanding the foregoing, if Subtenant enters into a Subtenant Direct Lease and Landlord delivers to Sublandlord a written agreement executed by Landlord in a form satisfactory to Sublandlord (i) agreeing that such signage may remain in place following the expiration or earlier termination of this Sublease, and (ii) releasing Sublandlord from any and all liability with respect to such signage and Sections 7.06 and 7.07 of the Prime Lease, then Subtenant shall have no obligation to remove the signage as provided in this Section 24.

25.Parking. Subtenant shall be entitled to utilize the parking spaces provided to Sublandlord under the Prime Lease, provided that Subtenant shall be required to comply with the provisions of the Prime Lease that relate to parking: Subtenant shall be responsible for any replacement fee charged due to the loss of any magnetic parking card or parking sticker issued by Landlord, the parking facility operator, or any of their agents. Any additional parking shall be secured by the Subtenant directly from the Landlord, provided such additional parking is at no additional cost or liability to Sublandlord.

26.Building Access. Subtenant shall have access to the Premises pursuant to the terms in the Prime Lease. Notwithstanding anything herein or in the Prime Lease to the contrary, in the event Subtenant desires its own secured access system to the Subleased Premises, Subtenant shall be responsible for the installation thereof, in accordance with any applicable provisions of the Prime Lease.

27.No Jury Trial. IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS SUBLEASE EACH OF THE SUBLANDLORD AND THE SUBTENANT HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY.

28.Landlord’s Consent. The effectiveness of this Sublease is expressly conditioned upon the Landlord providing its written consent hereto (“Landlord’s Consent”). Subtenant shall deliver (in any reasonably prompt manner not to exceed three (3) business days) to Sublandlord any information reasonably requested by Landlord in connection with Landlord’s approval of

16

this Sublease, including without limitation with respect to the nature and operation of Subtenant’s business and/or the financial condition of Subtenant. In connection with requesting Landlord’s Consent, Sublandlord shall (i) have no liability to Subtenant in the event that Landlord does not give Landlord’s Consent and (ii) not be required to pay any consideration to Landlord in order to obtain Landlord’s Consent or to commence a legal proceeding against Landlord, with Subtenant being obligated to pay any consideration required by Landlord in connection with evaluating whether or not it will grant Landlord’s Consent to this Sublease. Notwithstanding anything contained in this Sublease to the contrary, if Landlord’s Consent is not obtained within sixty (60) days of the Effective Date, Subtenant and Sublandlord shall each have the right to terminate this Sublease by written notice to the other party (“Termination Notice”). Upon receipt of the Termination Notice by Sublandlord or Subtenant, this Sublease shall automatically be deemed null and void and of no further force or effect, and any Security Deposit paid by Subtenant to Sublandlord shall promptly be returned to Subtenant. In the event of any conflict between Section 16 or Section 21(a) of this Sublease and the terms of the Landlord’s Consent, as between Sublandlord and Subtenant, the terms of this Sublease shall control.

29.Anti-terrorism Statute Compliance. Subtenant and Sublandlord hereby each represents and warrants to the other that it is not: (1) in violation of any Anti-Terrorism Law; (2) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving or any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (3) dealing in, or otherwise engaging in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224; (4) engaging in or conspiring to engage in any transaction that evades or avoids, or had the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in any Anti- Terrorism Law; or (5) a Prohibited Person, nor are any of its partners, members, managers, officers or directors a Prohibited Person. As used herein, “Antiterrorism Law” is defined as any law relating to terrorism, anti-terrorism, money laundering or anti-money laundering activities, including Executive Order No. 13224 and Title 3 of the USA Patriot Act. As used herein “Executive Order No. 13224” is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, or Support Terrorism.” “Prohibited Person” is defined as (1) a person or entity that is listed in the Annex to Executive Order 13224; (ii) a person or entity with whom Subtenant or Sublandlord is prohibited from dealing or otherwise engaging in any transaction by any Antiterrorism Law, or (iii) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office Of Foreign Assets Control as its official website, http://www.treas.gov/ofac/tllsdn.pdf or at any replacement website or other official publication of such list. “USA Patriot Act” is defined as the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56). Each party hereby agrees to defend, indemnify, and hold harmless the other from and against any and all claims, damages, losses, risks, liabilities, and expenses (including reasonable attorneys’ fees and costs) arising from or related to any breach of the foregoing representations and warranties. This section shall survive the expiration or earlier termination of this Sublease.

30.Relocation Allowance. Sublandlord shall reimburse Subtenant for out of pocket costs incurred by Subtenant (not to exceed $3.00 per rentable square foot in the Subleased

17

Premises) (the “Relocation Allowance”) for relocation from the Subtenant’s Gemini Premises, set up of the Subleased Premises, and acquisition of Subtenant’s furniture, fixtures and equipment (including any security equipment or fire suppression equipment) in connection with Subtenant’s relocation to the Subleased Premises (such costs being the “Relocation Costs”). The Relocation Allowance shall be paid by Sublandlord within thirty (30) days following receipt by Sublandlord of paid invoices detailing all such Relocation Costs, which shall be delivered to Sublandlord no later than ninety (90) days following the Sublease Commencement Date.

[Signature Page Follows]

18

IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year written above.

Sublandlord:Subtenant:

FISERV SOLUTIONS LLCDIGIMARC CORPORATION

By:/s/ Stephen CooganBy: /s/ Charles Beck

Name:Name:

Title: Title:

19

EXHIBIT A

Subleased Premises

The "Building" and the "Project" in which the Subleased Premises is located are depicted below

SW Hall Blvd
North
8205
8300
8305
8405
SW Creekside Pl
Walking & running trails
SW Stratus St
8500
8700
Tennis & volley ball courts
8705
Koll Center Wetlands Park
8770
8905
Fanno Creek
9205
SW Gemini Dr
SW Nimbus Ave
9405

19

155462073.4

HB: 4860-1276-1863.7

EXHIBIT B

Prime Lease [See attached]

21

155462073.4

HB: 4860-1276-1863.7

EXECUTION COPY

LEASE AGREEMENT

BETWEEN

PD OFFICE OWNER 11, L.P., a Delaware limited partnership,

as Landlord

AND

FISERV SOLUTIONS, LLC, a Wisconsin limited liability company, as Tenant

8500 SW CREEKSIDE PLACE BEAVERTON,OREGON

f0002176S S I

TABLE OF CONTENTS

Page

I.	Basic Lea-se lnfonnationI

3,.Condition of Premises; Work Letter3

5.CompllanCie with Laws; Use..............................,5

6.Electrichy......................................,6

7.BuHding Services: Exterior Signoge; Roof Spllu............................................••••-•7

8.Leasefiold fmprovemcnts......................................................................,9

9.Repairs and AIterations. ..........•..........................................•.0

I0.LandJord's Accessl l

11.Assignment and Sublettin,gl2

13.	Indemnity arn:I Waiver of Claims13
14.	Insurancel4

t5.Subrogation..........................................................................,.............•15

16.Casualty Damage..............................................,..................................,15

l7.Condemnation.16

18.Eve,nts of Default17

19..Remedies17

20.Limitation of Liability18

21,Intentionally Omitted18

22.	Holding Overl 8
23.	Subordination to Mortgages; Estoppel Certificate19

100021765 s I

24.	Termination Right of Tenant.20
25.	Intentionally Omitted20

26.Notice........................,,20

27.Sutrender of Premises; Tenant's Protected Information20

28.Option to Rene•w..........................................................................................................,21

29.	Confidentiality23
30.	Miscellaneous23

EXHJBJTA EXHJ'BIT B EXHIBITC EXHIBIT D EXIDBITE EXHIBITF

EXfflBITG

EXIOBlTH

PREM1S£S, BUILDING AND PROJECT PLAN

WORK LETTER

OPERATING EXPENSES AND REAL PROPERTY TAXES

RULES AND REGULATIONS

GUARANTY EXTERIOR SIGNACE ROOF LICENSE PARKJNG

10002176S 5 I

ii

LEASE AGREEMENT

THIS LEASE AGREEMENT (the "Lease") is made and entered into as of February, 2018, by and between PD OFFICE OWNER 11, L.P., a Delaware limited partnership ("Landlord") and FISERV SOLUTIONS, LLC. a Wisconsin limited liability company ("Tenant").

1.	Bask Lease Information.

1.0I "Building" shall mean the entire building located at 8500 SW Creekside, Beaverton, Oregon and commonly known as the 8500 Building. The Landlord and Tenant agree that the "Rentable Square Footage of the Building" is deemed to be 65,496 rentable square feet. "Property" shall mean the Building and the parcel of land owned by Landlord on which the Building, the parking facilities and other improvements, if any, serving the Building arc located. The Property is part of the "Project" commonly referred to as Creekside Corporate Park. The Building and the Project are depicted on Exhibit A attached hereto.

1.02	"Premises" shall mean the Building.

1.03	"Commencement Date" shall mean August 20, 2018.

1.04	"Rent Commencement Date" shall mean January 20, 2019.

1.05	''Expiration Date" shall mean August 31, 2028.
1.06	"Term" shall mean the period commencing on the Access Date and ending on the Expiration Date, unless tenninated early in accordance with this Lease.

1.07	"Permitted Use" shall mean general office use such as for marketing, sales and administration, and other ancillary uses related thereto allowable by Laws.

---- --

"Base Rent":

Base Rent PeriodBase Rent PRSFMonthlyAnnually

8/20/20188/31/2019

9/01/20198/31/2020

9/01/20208/31/2021

9/01/20218/31/2022

- --

- --

- -

-

9/01/20228/31/2023

- -

9/01/20238/31/2024

- -

9/01/20248/31/2025

9/01/20258/31/2026

9/01/20268/31/2027

9/01/20278/31/2028

100021765.J I

1.10

"Tenant's Proportionate Share of Building" shall be computed by dividing the Rentable Square Footage of the Premises by the Rentable Square Footage of the Building and, as of the date of this Lease, shall be 100%. "Tenant's Proportionate Share of Project" shall be computed by dividing the Rentable Square Footage of the Premises by the Rentable Square Footage of the Project and, as of the dateof this Lease, shall be 12.4%.

"Estimated Initial M

Operating Expenses": The estimated monthly Operating Expenses in 2017 is SIIIIII per rentable square foot (exclusive of electricity for the Premises). This infonnation is not a representation or warranty of Landlord concerning such expenses during the Tenn of this Lease.

1.11	••Access Date" shall mean April I, 2018.

1.12	"Landlord Allowance": $.....which sum shall include a so-called "Test Fit Allowance" of$

I.I 3 "Security Deposit": None.

1.14	"Guarantor": Fiserv, (nc., a Wisconsin corporation.
1.15	"Broker": Jones Lang LaSalle.
1.16	Intentionally Omitted.
1.17	Tenant's Billing Address: Fiserv, 2900 Westside Parkway, Alpharetta, GA 30004, Attention: Bill Panzer, Global Real Estate-Workplace Solutions, Manager, Real Estate Transactions.
1.18	Landlord's Remittance Address: PD Office Owner 11, L.P., MS 111, P.O. Box 4300, Portland, Oregon 97208-4300.
1.19	Addresses for Notices:

If lo Landlord:

lfto Tenant:

100021765 j j2

PD OFFICE OWNER 11, L.P.

c/o Starwood Capital Group 100 Pine Street, Suite 3000

San Francisco, California 94111 Attention: Andrew Wong

with a copy to:

PD OFFICE OWNER 11, L.P.

c/o Starwood Capital Group 591 West Putnam Avenue Greenwich, Connecticut 06830 Attention: General Counsel

Fiserv Solutions, LLC 2900 Westside Parkway

Alpharetta, GA 30004

Attention: VP Global Real Estate and Workplace Solutions With a copy to:

FISERV, INC.

255 Fiserv Drive

Brookfield, WI 53045 Attention: General Counsel

All capitalized terms used without definition in the text of this Lease are as defined in this Article I (Basic Lease Information).

2.	Lease Grant.

Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, on and subject to the terms and conditions of this Lease.

3.	Condition of Premises; Work Letter.

3.01	The Premises are accepted by Tenant in "AS IS" condition and configuration without any representations or warranties by Landlord, except as otherwise provided herein.

3.02

Landlord represents to Tenant that, as of the Commencement Date, (a) the mechanical, HYAC, plumbing and electrical  systems serving the  Premises and  the structural  elements of the Building will be in working order, (b) to the actual knowledge of Landlord, the HYAC system for the  Premises is of sufficient size and capacity to provide the  Premises with acceptable heating, ventilation and air conditioning services given the Pennitted Use hereunder, (c) the roof of the Building will be free of leaks and, to the actual knowledge of Landlord, other defects, and (d) to the actual knowledge of Landlord, the Building is in compliance with all Laws (as defined in Section 5.01 below), including, without limitation, the Americans with Disabilities Act and regulations promulgated thereunder (the "ADA"). As used in this Lease, "to the actual knowledge of Landlord" and words of similar import shall mean the actual  knowledge of  Andrew  Wong, without any  obligation of due inquiry, as of the Commencement Date. Tenant shall have the right, prior to the Commencement Date, to perform any and all tests and other inspections relating to the roof, mechanical, electrical and plumbing systems (including HYAC) and other structural components of the Building. If any of such tests or inspections indicate that there is a defect with such Building systems and/or structural components, Tenant shall give Landlord written notice of such defects, and Landlord  shall be required to  promptly cure the defect, at its sole costs and expenses, to Tenant's reasonably satisfaction. In addition, Landlord, at its sole cost and expense, on or before August 31, 2018, shall be required to repair and repaint that portion of the exterior of the Building that is currently bubbling and peeling, and shall be required to repair the tilt wall panel joint caulk and backer rod. Landlord hereby warrants to Tenant that, for a period of  twelve (12) months following the Commencement  Date, the roof and  the mechanical  systems (including the HVAC) of the Building will be free of defects and repairs obligations.

(0002116s s I3

3.03

Tenant agrees to construct Tenant Work (as defined in Exhibit B). and Landlord agrees to provide Tenant with a Landlord Allowance, in accordance with Exhibit B attached hereto. Tenant shall have access to the Premises commencing on the Access Date for purposes of constructing Tenant Work and otherwise preparing the Premises for Tenant's business operations. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be obligated to pay Base Rent and Tenant's Proportionate Shar-e of Operating Expenses (as defined in Exhibit C) for the period from the Access Date through and including August I9, 2018.

4,Rent.

4.01

Tenant shall pay Landlord, without any setoff or deduction, unless expressly set forth in this Lease, aJI Base Rent and Additional Rent due for the Term (collectively referred to as "Rent"). "Additional Rent" means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord under this Lease. Tenant shall pay and be liable for all rental, sales and  use tax.es (but excluding income taxes), if any, imposed upon or measured by Rent.   Recurring monthly charges of  Additional  Rent shall be due and  payable in advance on the first day of each calendar month without notice or demand. All other items of Rent shall be due and payable by Tenant on or before 30  days after billing by Landlord.  Rent shall be made payable to the entity, and sent to the address, Landlord designates and shall be made by good and sufficient check or by wire transfer pursuant to an account designated  by Landlord  upon request or by other means acceptable to Landlord.  Rent for any partial month during the Tenn shall be prorated. Tenant's covenant to pay Rent is independent of every other covenant in this Lease.

4.02

Tenant shall pay Landlord an administration fee equal to 5% of alJ past due Rent, provided that Tenant shall be entitled to a grace period of 5 days for the first late payment of  Rent in a calendar year. In addition, past due Rent shall accrue interest at 12% per annum but not more than the  maximum amount permitted  by applicable Law. Landlord's acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. No endorsement or statement on a check or letter accompanying payment shall be considered an accord and satisfactfon.

4.03

Upon execution and delivery of this Lease, Tenant shall pay to Landlord the installment of Base Rent in the amount of $...representing Base Rent for period from January 20, 20I 9  through  January 31, 20I9.   Notwithstanding anything to  the contrary contained in this Lease, so long as Tenant is not then in Default under this Lease beyond any applicable cure period, Tenant shall not be obligated to pay Base Rent only for the five (5) month period from the Commencement Date through (but not including) the Rent Commencement Date.

4.04	Tenant shall pay Tenant's Proportionate Share of Operating Expenses in accordance with

Exhibit C of this Lease.

4.05	Upon the execution and delivery of this Lease, Tenant shall cause Guarantor to deliver to Landlord the original, fully-executed Guaranty in the fonn annexed hereto as Exhibit E.

(0002176S S }4

S.Compliance with Laws; Use.

5.01

The Premises shall be used for the Pennitted Use and for no other use whatsoever. Tenant shall comply with all Laws (including, without limitation, the ADA) regarding the operation of Tenant's business and  the  use, condition, configuration  and occupancy of the Premises. Tenant shall promptly provide Landlord with copies of any notices it receives regarding an alleged violation of Law. For purposes of this Lease, "Law" or "Laws" means all applicable federal, state and local laws, codes, ordinances, statutes, rules, regulations, and other legal requirements (including covenants and restrictions of record).

5.02	Tenant shall, at its sole cost and expense, promptly comply with any Laws, including without limitation the ADA, that relate to the Premises, Tenant Work and Alterations.

5.03

Tenant shall comply with the Rules and Regulations attached as Exhibit D and such other reasonable rules and regulations adopted by Landlord from time to time, including rules and regulations for the performance of Alterations. Landlord shall not enforce such rules and regulations in a manner that discriminates against Tenant.

5.04

"Hazardous Materials" will mean any substance commonly referred to, or defined in any Law(s), as in effect or as implemented or modified from time to time, as a hazardous, dangerous, toxic, or radioactive material or hazardous substance (or other similar term), including but not be limited to, chemicals, solvents, pollutants, contaminants, petroleum products, flammable or radioactive materials, explosives, asbestos, urea formaldehyde, PCB's, chlorofluorocarbons, freon or radioactive materials.

5.05

Landlord represents to Tenant that, to Landlord's actual knowledge (which shall mean the actual knowledge of Andrew Wong, without any obligation of due inquiry), the Premises do not contain any Hazardous Materials in violation of  Laws (as such  terms are defined  in this Lease) as of the date of this Lease.

5.06

Tenant will not cause or permit any Hazardous Materials to be brought upon, kept, stored, discharged, released or used in, under or about any portion of the Property by Tenant or its agents in violation of applicable Law without the prior written consent of Landlord, which consent may be withheld or conditioned in Landlord's sole discretion; provided, Tenant may bring into the Premises small amounts of Hazardous Materials (such as cleaning products and copy toner) which are readily available to Tenant by unregulated retail purchase if the same are necessary in Tenant's normal business operations.  If Tenant or any Tenant's Related Parties brings any Hazardous Materials to the Premises or Property, with or without the prior written consent of Landlord (without waiver of the requirement of prior written consent), Tenant will, at its sole cost and expense, cause all such Hazardous Materials to be removed from the Property and/or remediated in compliance with any and all applicable Laws. Further, Tenant shall: (i) use such Hazardous Material only as is reasonably necessary to Tenant's business, in small, properly labeled quantities; (ii) handle, use, keep, store, and dispose of such Hazardous Material using accepted industry standards and in compliance with all applicable Laws; and (jji) maintain at all times a copy of the most current MSDS sheet for each such Hazardous Material, and permit Landlord to review the same at any reasonable time upon request.Upon expiration or earlier

(00021765 s J

5

tennination of this Lease, Tenant will, at Tenant's sole cost and expense, cause all Hazardous Materials brought to the Premises or the Property by Tenant or any Tenant's Related Parties, to be removed from the Property in compliance with any and all applicable Laws.

5.07

If either Landlord or Tenant violates the provisions of this Article, then such party will promptly, at its expense, take all investigatory and/or remedial action (collectively called "Remediation"), as directed or required by any governmental authority that is necessary to fully clean up, remove and dispose of such Hazardous Materials and any contamination so caused and shall do so in compliance with any applicable Laws. Landlord has the right to perform Remediation that is  the  Tenant's obligation,  at Tenant's sole cost and  expense. Tenant shall not have any obligation to conduct any Remediation  for  any  Hazardous Materials that existed at the Property prior to the  Commencement Date,  and all Remediation of such Hazardous Materials existing as of the  Commencement  Date shall  be the responsibility of Landlord as required by Laws.

5.08

Each party shall immediately provide to the other written  notice of  any  investigation  or claim arising out of the use by such party of Hazardous Materials at the Property or the violation of any  provision  of this Article, or alleged  violation of  any applicable Law and shall keep the other party fully advised regarding  the  same. Tenant  shall  provide  to Landlord all  reports required  to  be filed with any governmental  authority regarding the use of Hazardous Materials by Tenant or any Tenant's Related Parties at the Property and any incidents regarding the same. Landlord retains the right to participate at Tenant's expense in any Remediation and/or legal actions affecting the Property involving Hazardous Materials arising from Tenant's actual or alleged violation of any provision of this Article or Law.

5.09

Tenant will indemnify, protect, defend and hold Landlord and the Landlord Related Parties harmless from any and all damages, causes of action, fines, losses, liabilities, judgments, penalties, claims, and other costs incurred or imposed directly by reason of (a) any governmental order, action, proceeding, or required Remediation and/or (b) any third party claims, suits, proceedings, or legal actions as specified in this Article, in each case to the extent caused by, based upon, or arising out of any breach or failure of Tenant or Tenant's Related Parties to observe any covenants in Sections 5.01 and 5.06 of this Article.

5.10 Landlord will indemnify, protect, defend and hold Tenant and Tenant Related Parties harmless from any and all damages, causes of action, fines, losses, liabilities, judgments, penalties, claims, and other costs incurred or imposed directly by reason of (a) any governmental order, action, proceeding, or required Remediation and/or (b) any third party claims, suits, proceedings, or legal actions as specified in this Article, in each case to the extent caused by, based upon, or arising out of any breach or failure of Landlord  to observe any covenants in this Article.

6.	Electricity.

6.01

Tenant shall obtain and pay for electrical energy for the use of Tenant in the Premises by direct application to, and arrangement with, the public utility serving the Property. If either the quantity or character of electrical service is changed by the public utility or other

100021165 s I

6

company supplying electrical service to the Property or is no longer available or suitable for Tenant's requirements (collectively, an "Electrical Service Event"), such Electrical Service Event shall not (a) constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Base Rent, or (b) relieve Tenant from any of its obligations under this Lease, or (c) impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, injury to or interruption of Tenant's business or otherwise, unless such Electrical Service Event is caused by Landlord's gross negligence or willful misconduct. .

6.02

Landlord shall have the option of installing sub-meters at Landlord's expense to measure Tenant's consumption of electrical energy. If Landlord exercises such option, Tenant shall pay to Landlord, as additional rent, on demand, from time to time, but no more frequently than monthly, for its consumption of electrical energy at the then applicable rate charged by the utility company, with no markup or administrative fee by Landlord, for sub-metered electrical energy. For the purpose of this Section, the rate to be paid by Tenant in the event of sub-metering shall include any t.ruces or other charges in connection therewith. If any tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, the pro rata share allocable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and paid by Tenant if and to the extent pennitted by law.

6.03

Tenant's use of electrical service shall not exceed the capacity serving the Premises as of the Commencement Date, and Landlord represents and covenants to Tenant that the electrical capacity of the Premises shall not be less than 6 watts per rentable square foot of connected load, exclusive of lighting, throughout the Term. Other than as may be expressly set forth in this Lease, Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Property with electricity or for any other reason not directly attributable to Landlord, provided, however, that in such instance, Landlord shall use commercially reasonable efforts to cause the electricity to be restored as soon as practicable thereafter.

7.	Building Services; Exterior Signage; Roof Space.

7.01

Landlord shall furnish Tenant with the following services: (a) water for use in the lavatories and pantries (b) customary heat and air conditioning in season; (c) passenger and freight elevator service; (d) maintenance of the exterior common areas of the Property; and the Project (such as the parking areas), including landscaping and snow/ice removal and (e) access to the Building and Premises for Tenant and its employees 24 hours per day/7 days per week, subject to the tenns of this Lease and such protective services or monitoring systems, if any, as Landlord may reasonably impose, including, without limitation, sign-in procedures and/or presentation of identification cards. Tenant shall contract for janitorial services with a contractor reasonably approved by Landlord and pay all fees and charges for janitorial service. Landlord shall enter into, and maintain during the Tenn of this Lease, service contracts for the repair and maintenance of the elevators and HVAC system serving the Building and pay all fees and charges for such service contracts which amounts shall be Operating Expenses subject to the provisions of Exhibit C. Tenant will have 24-hour/7-day a week control of the HVAC.

(000217655 I7

7.02

So long as Landlord or an Affiliate of Landlord owns those portions of the Project known as Creekside V and Creekside VI, Tenant shall have the right, at no additional charge, to use the existing conference facilities located on the third (3rd) floor of Creekside V and the ground floor of Creekside VI on a non-exclusive first come, first serve basis. Tenant's use of the conference facilities shall be further subject to, and compliance with, the following terms and conditions: (a) Tenant shall reserve the conference facilities with Landlord prior to its use of same; (b) Tenant shall utilize the conference facilities solely for meetings, conferences and other transactions necessary for and incidental to Tenant's business and

(c) Tenant shall promptly clean the conference facilities after its use.

7.03

Landlord shall provide Tenant, at no additional charge and in compliance with applicable zoning laws, with not less than 3.4 unreserved parking spaces per 1,000 rentable square feet of the Building at the Property in the area depicted in Exhibit H attached hereto. All parking will comply with the tenns and conditions of this Lease and applicable Rules and Regulations. The parking privileges granted to Tenant are personal to Tenant; Tenant shall not assign or sublet parking privileges other than in connection with an approved or permitted assignment of this Lease or sublease.

7.04

Landlord agrees that Tenant shall be entitled to install a proprietary security system at the entrances to the Premises as part of Tenant Work, at Tenant's sole cost and expense (but payable from the Landlord Allowance), subject to Landlord's reasonable approval thereof and compliance with the provisions of this Lease and Laws and provided that Landlord and Tenant devise a plan that permits Landlord and its security contractors access to the Premises in the event on an emergency.

7.05

Landlord shall have access to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations (collectively, the "Mechanical Areas") and Landlord agrees to provide not less than one (I) day notice prior to entry (except in the case of an emergency). Tenant shall not construct partitions or other obstructions which may unreasonably interfere with Landlord's access thereto or the moving of Landlord's equipment to and from the Mechanical Areas.  Tenant shall not enter the Mechanical Areas or tamper with, adjust, or otherwise affect the Mechanical Areas or install any supplementary or auxiliary HVAC equipment to serve the Premises without Landlord's prior consent in each instance, which consent shall not be unreasonably withheld or delayed. Landlord shall not be responsible if the normal operation of the Building System providing HVAC to the Premises (the "HVAC System") shall fail to provide cooled or heated air, as the case may be, in accordance with this Lease by reason of (a) any machinery or equipment installed by or on behalf of Tenant, which shall have an electrical load in excess of the average electrical load set forth in this Lease, or (b) any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant affecting the HVAC System. Tenant at all times shall cooperate fully with Landlord and shall abide by the Building Rules and Regulations that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System.

7.06

Landlord shall provide the initial directory signage in the Building at Landlord's cost; provided that any changes requested by Tenant thereafter shall be subject to reimbursement of Landlord's costs to make the requested change. In addition, so long as Tenant has not sublet portions of the Premises so that it occupies less than 50% of the

(0002176S S  I   8

rentable area of the Premises for the conduct of its business, Tenant shall have the right, at Tenant's sole cost and expense, to place an exterior identification sign ("Exterior Signage"), subject to the terms and conditions of this Lease. Such right to the Exterior Signage is personal to Tenant and is subject to the following terms and conditions: (a) Tenant shall submit plans and drawings for the Exterior Signage to any and all public authorities having jurisdiction and shall obtain written approval from each such jurisdiction prior to installation, and shall fully comply with all applicable Laws and all covenants, conditions and restrictions affecting the Property; (b) Tenant shall, at Tenant's sole cost and expense, design, construct and install the Exterior Signage; (iii) the Exterior Signage and location thereof shall be subject to Landlord's prior written approval, which Landlord shall have the right to withhold in its reasonable discretion; and (iv) Tenant shall maintain the Exterior Signage in good condition and repair, and all cost of maintenance and repair shall be borne by Tenant. Landlord hereby approves the Exterior Signage set forth on Exhibit F attached hereto, subject to compliance by Tenant with the terms of this Section 7.06. At Landlord's option, Tenant's right to the Exterior Signage may be revoked and terminated  upon occurrence of  any  of  the following events: (a} Tenant assigns any of its interest in this Lease, other than in connection with a Business Transfer, or sublets more than 50% of the rent.able area of the Premises; or (b) this Lease shall terminate or otherwise no longer be in effect.

7.07

Upon the expiration or earlier tennination of this Lease or at such other time that Tenant's signage rights are terminated pursuant to the terms hereof, if Tenant fails to remove the Exterior Signage and repair the Building./Project in accordance with the terms of this Lease, Landlord shall cause the Exterior Signage to be removed from the Building/Project and the Building/Project to be repaired and restored  to the condition  which existed prior to the installation of the Exterior Signage (including, if necessary, the replacement of any precast concrete panels), all at the sole cost and expense of Tenant and otherwise in accordance with this Lease without further  notice from  Landlord  notwithstanding anything to the contrary contained in this Lease.

7.08	Landlord hereby grants Tenant a license to use a portion of the space on the roof of the Building in accordance with Exhibjt G.

8.	Leasehold Improvements.

All improvements in and to the Premises, including any Alterations (collectively, "Leasehold Improvements") shall remain upon the Premises at the end of the Term without compensation to Tenant, provided that Tenant, at its expense, in compliance with all applicable Laws, shall close up any slab penetrations in the Premises. In addition, Landlord, by written notice to Tenant given at the time Landlord provides its approval of the plans for such Leasehold Improvements, may require Tenant, at its expense, to remove any Alterations that, in Landlord's reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (such other items collectively  are  referred  to as "Required Removables"). Required Removables shall include, without limitation, internal stairways, raised floors, personal baths and showers, supplemental HYAC units and equipment, vaults, rolling tile systems and structural alterations and modifications. The Required Removables shall be removed by Tenant  before the Expiration Date.

(00021765 s I   9

Tenant shall repair damage caused by the installation or removal of any Cable or Required Removables. If Tenant fails to perform its obligations in a timely manner, Landlord may perform such work at Tenant's expense. Notwithstanding the foregoing, Landlord agrees to identify Required Removables in connection with its review and approval of plans and specifications for Tenant Work and indicate in such approval whether Landlord requires their removal as of the end of the Tenn (as defined in Exhibit B).

9.	Repairs and Alterations.

9.01

Tenant shall periodically inspect the Premises to identify any conditions that are dangerous or in need of maintenance or repair and shall promptly provide Landlord with notice of any such conditions that Tenant is aware of. Tenant shall, at its sole cost and expense, perform all maintenance and repairs to the Premises that are not Landlord's express responsibility under this Lease, and keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair and maintenance obligations include, without limitation, repairs to: (a) floor coverings; (b) interior partitions; (c) doors; (d) the interior side of demising walls; (e) electronic, fiber, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant (collectively, "Cable"); (f) supplemental air conditioning units, kitchens, including hot water heaters, plumbing, and similar facilities exclusively serving Tenant; and (g) Alterations. Subject to the tenns of Article 15 below, to the extent Landlord is not reimbursed by insurance proceeds, Tenant shall reimburse Landlord for the cost of repairing damage to the Building caused by the acts of Tenant, Tenant Related Parties and their respective contractors and vendors. If Tenant fails to commence and diligently proceed with any repairs to the Premises for more than 30 days after notice from Landlord (although notice shall not be required in an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs, together with an administrative charge in an amount equal to I0% of the cost of the repairs.

9.02

Landlord shall keep and maintain in good repair and working order and perform maintenance upon the: (a) structural elements of the Building (including, without limitation, floors and exterior walls); (b) foundation of the Building; (c) roof of the Building; and (d) all plumbing, mechanical and electrical systems located on the Property and Project outside of the Building (collectively, the "Base Building"). Landlord, at its cost and expense, shall comply with applicable Laws with respect to the Base Building, including without limitation the ADA. In addition, Landlord shall keep and maintain in good repair and working order and perform maintenance upon the: (a) sprinkler system;

(b) all plumbing, mechanical and electrical systems exclusively serving the Building (including, without limitation, the HVAC System); and (c) all exterior portions of the Project and Property, including, but not limited to, snow removal, landscaping, the parking lot, sidewalks and driveways. Costs incurred by Landlord in connection with the performance of its obligations under this Section 9.02 or otherwise under this Lease shall be Operating Expenses to the extent provided in Exhibit C.

9.03	Tenant shall not make alterations, repairs, additions or improvements or install any Cable (collectively referred to as "Alterations") without first obtaining the written consent of

Landlord in each instance, which consent shall not be unreasonably withheld or delayed. However, Landlord's consent shall not be required for any Alteration that satisfies all of

100021165 s lI0

the following criteria (a "Cosmetic Alteration"), although prior written notice to Landlord shall be required: (a) is of a cosmetic nature; (b) is not visible from the exterior of the Premises or Building; {c) will not affect the Base Building; (d) does not require work to be performed inside the walls or above the ceiling of the Premises; and (e) the costs thereof do not exceed -in the aggregate, within any 12 month period.

9.04

Except for Cosmetic Alterations, prior to starting any Alterations, Tenant shall furnish to Landlord (a) plans and specifications, (b) names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Base Building), {c) required permits and approvals, and (d) evidence of contractors and subcontractors insurance in amounts reasonably required by Landlord and naming Landlord as an additional insured.

Alterations shall be constructed in a good and workmanlike manner using materials of a quality reasonably approved by Landlord (except for Cosmetic Alterations which shall not require Landlord's approval). In addition, Tenant shall pay Landlord a fee for Landlord's oversight and coordination of any Alterations (except for Cosmetic Alterations or any initial Alterations by Tenant to prepare the Premises for Tenant's occupancy) equal to 1% of the cost of the Alterations. Upon completion, except for any Cosmetic Alterations, Tenant shall furnish to Landlord "as-built" plans for all Alterations, completion affidavits and full and final waivers of lien, and certificates of final approval for such Alterations required by any governmental authority.

10.	Landlord's Access.

10.01

Landlord may enter the Premises to (a) inspect the Premises, (b) show the Premises to prospective lenders, investors, purchasers and, in the last year of the Tenn, to prospective tenants or (c) pelfonn or facilitate the perfonnance of repairs, alterations or additions to the Premises or any portion of the Building. Except in emergencies or to provide Building services, Landlord shall provide Tenant with reasonable prior verbal notice of entry and shall use reasonable efforts to minimize any interference with Tenant's use of the Premises. If reasonably necessary, Landlord may temporarily close all or a portion of the Premises to perfonn repairs and alterations. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after Building Service Hours. Entry by Landlord shall not constitute a constructive eviction or entitle Tenant to an abatement or reduction of Rent. Tenant may have a representative of Tenant accompany Landlord during any access of Landlord onto the Premises.

t 0.02 Landlord has the right at any time to change the name, number or designation by which the Building is commonly known. Without limiting the generality of the foregoing, Landlord shall have the right to erect and maintain temporary sidewalk bridges and/or temporary scaffolding on or about those portions of the Property outside of the Building. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the making of such changes or alterations, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

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11

11.	Assignment and Subletting.

11.0I Except in connection with a Business Transfer. Tenant shall not assign, sublease, transfer, mortgage, pledge, encumber or othetwise transfer any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a "Tnnsfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any Transfer in violation of this Section shall, at Landlord's option, be deemed a Default by Tenant as described in Section 18, and shall be voidable by Landlord. fn no event shall any Transfer, including a Business Transfer, release or relieve Tenant from any obligation under this Lease, and Tenant shall remain primarily liable for the perfonnance of the tenant's obligations under this Lease, as amended from time to time.

11.02

Tenant shall provide Landlord with financial statements for the proposed transferee, a fully executed copy of the proposed assignment, sublease or other Transfer documentation and such other infonnation as Landlord may reasonably request. Within 20 days after receipt of the required infonnation and documentation, Landlord shall either (a) consent to the Transfer by execution of a consent agreement in a form reasonably designated by Landlord; or (b) reasonably refuse to consent to the Transfer in writing and provide written reasons for such refusal. Tenant shall pay for all of Landlord's actual legal costs incurred in connection with Landlord's review of any requested Transfer (not to exceed

$	per request), provided that such costs shall not be payable in connection with a Business Transfer.

11.03

Tenant shall pay Landlord 50% of (a) all rent and other consideration which Tenant receives as a result of a Transfer less (b) the Rent payable to Landlord for the portion of the Premises and Tenn covered by the Transfer (including, but not limited to, sums paid for the sale or rental of Tenant's Property). Tenant shall pay Landlord for Landlord's share of the excess within 30 days after Tenant's receipt of the excess on a monthly basis. Tenant may deduct from the excess, amortized monthly on a straight-line basis over the remaining term of the Lease, all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer. If and for so long as Tenant is in Default, Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of Tenant's share of payments received by Landlord.

11.04

Tenant may, without obtaining Landlord's consent, (a) assign this Lease to a successor to Tenant by merger, consolidation, reorganization or the purchase of all or substantially all of Tenant's assets or equity of Tenant, or (b) assign this Lease or sublet all or a portion of the Premises to an Affiliate, without the consent of Landlord, provided that all of the following conditions are satisfied (each a "Business Transfer"): (a) Tenant must not be in Default; (b) Tenant must give Landlord written notice at least 15 days before such Business Transfer; (c) such Business Transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease and (d) Tenant shall deliver to Landlord a confinnation of the Guaranty of this Lease executed and delivered by Guarantor. Tenant's notice to Landlord shall include infonnation and documentation evidencing the Business Transfer and showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant's  successor shall sign a commercially

C000ll76SS I12

reasonable fonn of assumption agreement "Affiliate" shall mean an entity controlled by, controlling or under common control with Tenant.

12.	Liens.

Tenant shall not pennit mechanics' or other liens to be placed upon the Property, Premises or Tenant's leasehold interest in connection with any work or service done or purportedly done by or for the benefit of Tenant or its transferees.  Tenant shall give Landlord notice at least 15 days prior to the commencement of any work in the Premises to afford Landlord the opportunity, where applicable, to post and record notices of non responsibility provided that any request for consent to the Alteration in respect of such work shall constitute such notice. Tenant, within 30 days of notice from Landlord, shall fully discharge any lien by settlement, by bonding or by insuring over the lien in the manner prescribed by the applicable Law and shall provide evidence satisfactory to Landlord that such lien has been removed or bonded within such 30-day period. Tenant's failure to cure same shall be deemed a Default under this Lease and, in addition to any other remedies available to Landlord as a result of such Default by Tenant, Landlord, at its option, may bond, insure over or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord, including, without limitation, reasonable attorneys' fees.

13.	Indemnity and Waiver of Claims.

Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties, Tenant shall indemnify, defend and hold Landlord and Landlord Related Parties hannless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent pennitted by Law) (collectively referred to as "Losses"), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties by any third party and arising out of or in connection with any damage or injury occurring in the Premises or any negligence or wrongful acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties or any of Tenant's transferees, contractors or licensees. Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties. Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents ("Tenant Related Parties") hannless against and from all Losses which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties by any third party and arising out of or in connection with the negligence or wrongful acts or omissions (including violations of Law) of Landlord or the Landlord Related Parties. Tenant hereby waives  all claims against and releases Landlord and its trustees, members, principals, beneficiaries, partners, officers, shareholders, directors, employees, contractors, licensees, invitees, servants, agents, representatives and Mortgagees (the "Landlord Related Parties") from all claims for any injury to or death of persons, damage to property or business loss in any manner related to (a) Force Majeure, {b) acts of third parties, (c) the burstfog or leaking of any tank, water closet, drain or other pipe, unknown fire, explosion, falling plaster, steam, gas, electricity, electrical or electronic emanations or disturbance, water, rain, snow or leaks from any part of the Building or from the pipes or caused by dampness, vandalism,

(00021765 s I13

malicious mischief, (d) the inadequacy or failure of any security or protective services, personnel or equipment, or (e) any matter not within the reasonable control of Landlord, unless caused by the gross negligence or willful misconduct of Landlord or Landlord Related Parties.

14.	Insurance.

Tenant shall maintain the following insurance ("Tenant's Insurance"): (a) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of$and general aggregate; (b) Commercial Umbrella Liability Insurance with per occurrence and aggregate limits of -with the liability insurance required under clauses (a) above scheduled as underlying; and (c) Property/Business lntenuption Insurance written on an All Risk or Special Cause of Loss Form, including sprinkler leakage, at replacement cost value and with a replacement cost endorsement covering all of Tenant's business and trade fixtures, equipment, movable partitions, furniture, merchandise and other personal property within the Premises or the Property, including, without limitation, on the Roof Space ("Tenant's Property") and any Leasehold Improvements performed by or for the benefit of Tenant; (c) Workers' Compensation Insurance in amounts required by Law; and

(d) Employers Liability Coverage of at least Sper occurrence. Any company writing Tenant's Insurance shall have an A.M. Best rating of not less than A-Vlll. All Commercial General Liability Insurance policies shall name as additional insureds Landlord (or its successors and assignees), the managing agent for the Building (or any successor) and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord and its successors as the interest of such designees shall appear and shall be primary and noncontributory to any insurance which may be carried by Landlord. In addition, Landlord shall be named as a loss payee with respect to Property Insurance on the Leasehold Improvements. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days' advance written notice of any cancellation, termination, material change or lapse of insurance, unless such policy is promptly replaced by another policy in accordance with the foregoing requirements. Tenant shaJI provide Landlord with a certificate of insurance evidencing Tenant's Insurance prior to the earlier to occur of the Access Date or the date Tenant is provided with possession of the Premises, and thereafter as necessary to assure that Landlord always has current certificates evidencing Tenant's Insurance and the Additional Insured Endorsement CG 20 11 11 85 or its equivalent is required to be provided as soon as it is available. Landlord shall maintain so called All Risk property insurance on the Building at replacement cost value as reasonably estimated by Landlord and Commercial General Liability Insurance applicable to the Building, together with such other insurance coverage as Landlord, in its reasonable judgment, may elect to maintain.

Notwithstanding the foregoing, Tenant has advised Landlord that, as of the date of this Lease, Tenant is self-insured for its liability exposures. Tenant agrees to provide Landlord with a Certificate of Self Insurance. Any self-insured exposure shall be deemed to be an insured ri.sk under this Lease. The beneficiaries of such insurance shall be afforded no less insurance protection than if such self-insured portion was fully insured by an insurance company of the quality and caliber required hereunder (including, without

(00021765 5 l14

limitation, the protection of a legal defense, by attorneys reasonably acceptable to beneficiaries, and the payment of claims within the same time period that a third party insurance carrier of the quality and caliber otherwise required hereunder would have paid such claims). Waiver of subrogation pursuant hereunder shall be applicable to any self insured exposure. The self-insurance retention can be no greater than one percent (I%) of tangible net worth of Guarantor (as evidenced by the most recent annual financial statements of Guarantor delivered to and reasonably acceptable to Landlord), and the insurance required under this Lease must be maintained in excess of such self-insurance retention.

1S.   Subrogation.

Landlord and Tenant hereby waive and shall cause their respective property insurance carriers to waive any and all rights of recovery, claims, actions or causes of action against the other for any loss or damage with respect to Tenant's Property, Leasehold Jmprovements, the Building, the Premises, or any contents thereof, including rights, claims, actions and causes of action based on negligence, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. For the purposes of this waiver, any deductible with respect to a party's insurance shall be deemed covered by and recoverable by such party under valid and collectable policies of insurance.

16.	Casualty Damage.

16.01

Landlord and Tenant shall give prompt notice to the other party if all or any portion of the Premises becomes untenantable by fire or other casualty to the Premises (collectively a "Casualty"). In the event of such Casualty, either party, by written notice to the other within 30 days after the date of such Casualty, shall have the right to terminate this Lease if more than fifty percent (50%) of the Premises have been materially damaged and there is less than one (I) year of the Tenn (including, for purposes of this provision, any Renewal Tenn as to which Tenant has provided a Renewal Notice prior to such date) remaining on the date of the Casualty. If this Lease is so tenninated, (a) the Term shall expire upon the date set forth in such notice, which shall not be less than 30 days after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord no later than the date set forth in the notice, (b) Tenant's liability for Rent shall cease as of the date of the damage, (c) any prepaid Rent for any period after the date of the damage and any overpayment of Operating Expenses be refunded by Landlord to Tenant, and (d) Landlord shall be entitled to collect all insurance proceeds of policies held by Landlord or Tenant providing coverage for Alterations and other improvements to the Premises (but not insurance proceeds for damage to Tenant's personal property and equipment). Landlord shall retain such proceeds from Tenant's insurance irrespective of whether Landlord performed or paid for such Alterations and improvements, whether by contribution, offset or otheiwise.

16.02

If this Lease is not terminated, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, restore the Premises and Building in a good and workmanlike manner, in compliance with all applicable Laws, and in such manner as to minimize any

10002116s s l   IS

disturbance to Tenant's use (if any) of any undamaged portions of the Premises. Such restoration shall be to substantially the same condition that existed prior to the Casualty, eKcept for modifications required by applicable Laws and excluding restoration or replacement of Tenant's Property. In such case, Rent shall abate on a per diem basis during the period of reconstruction and repair.

16.03

In addition to Landlord's rights under Section 16.0I, if the Premises are damaged such that a reputable general contractor selected by Landlord reasonably estimates in writing that the time to restore the Premises is greater than nine (9) months (subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control) then, either Landlord or Tenant may give the other party a notice terminating this Lease not later than 30 days following the date such written estimate of restoration. If this Lease is so terminated, (a) the Term shall eKpire upon the date set forth in the terminating party's notice, which shall not be less than 30 days after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord no later than the date set forth in the notice, (b) Tenant's liability for Rent shall cease as of the date of the damage,

(c) any prepaid Rent for any period after the date of the damage and any overpayment of Operating fapenses shall be refunded by Landlord to Tenant, and (d) Landlord shall be entitled to collect all insurance proceeds of policies held by Landlord or Tenant providing coverage for Alterations and other improvements to the Premises (but not insurance proceeds for damage to Tenant's personal property and equipment). Landlord shall retain such proceeds from Tenant's insurance irrespective of whether Landlord perfonned or paid for such Alterations and improvements, whether by contribution, offset or otherwise.

16.04

Notwithstanding anything set forth to the contrary in this Article 16, in the event a Casualty to the Premises and/or Building renders the Premises untenantable during the final 24 months of the Tenn and Tenant's inability to use the Premises is reasonably expected to continue until at least the earlier of the (a) Expiration Date, or (b) the 180th day after the date when such Casualty occurs, then either Landlord or Tenant may terminate this Lease by notice to the other party within 30 days after the occurrence of such Casualty and this Lease shall expire on the 30th day after the date of such notice.

17.	Condemnation.

Either party may terminate this Lease if any material part of the Premises or the Property is taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a "Taking"). The terminating party shall provide written notice of termination to the other party within 45 days after it first receives notice of the Taking. The termination shall be effective as of the effective date of any order granting possession to, or vesting legal title in, the condemning authority. If this Lease is not terminated, Base Rent and Tenant's Proportionate Share shall be appropriately adjusted to account for any reduction in the square footage of the Premises. All compensation awarded for a Taking shall be the property of Landlord. The rights to receive compensation or proceeds are expressly waived by Tenant, however, Tenant may file a separate claim for Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the amount of Landlord's award.   If only a part of the Premises is subject to a Taking and this Lease is not terminated, Landlord,

(00021765 s }16

with reasonable diligence, will restore the remaining portion of the Premises as nearly as practicable to the condition immediately prior to the Taking.

18.	Events of Default.

In addition to any other default specifically described in this Lease, each of the following occurrences shall be a "Default": (a) Tenant's failure to pay any portion of Rent when due, if the failure continues for 5 days after written notice of default to Tenant ("Monetary Default''); (b) Tenant's failure (other than a Monetary Default) to comply with any term, provision, condition or covenant of this Lease, if the failure is not cured within 30 days after written notice to Tenant provided, however, if Tenant's failure to comply cannot reasonably be cured within 30 days, Tenant shall be allowed additional time as is reasonably necessary to cure the failure so long as Tenant begins the cure within 30 days and diligently pursues the cure to completion; (c) Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts when due or forfeits or loses its right to conduct business; or (d) Tenant's interest in this Lease shall pass to any third party, whether by operation of Law or otherwise, except as expressly permitted under Article 11. All notices sent under this Section shall be in satisfaction of, and not in addition to, notice required by Law.

19.	Remedies.

19.0I Upon Default, Landlord shall have the right to pursue any one or more of the following remedies:

(a)

Landlord may serve a written notice of cancellation of this Lease upon Tenant, and this Lease and the Term shall end and expire as fully and completely, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in this Article 19. If Tenant fails to surrender the Premises, Landlord, in compliance with applicable Law, may enter upon and take possession of the Premises and remove Tenant, Tenants Property and any party occupying the Premises. Tenant shall pay Landlord, on demand, all past due Rent and other losses and damages Landlord suffers as a result of Tenant's Default, including, without limitation, all Costs of Reletting and any deficiency that may arise from reletting or the failure to relet the Premises. "Costs of Reletting" shall include all reasonable costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, legal fees, brokerage commissions, and the cost of alterations and the value of other concessions or allowances granted to a new tenant.

(b)

Terminate Tenant's right to possession of the Premises and, in compliance with applicable Law, remove Tenant, Tenant's Property and any parties occupying the Premises. Landlord may relet all or any part of the Premises, without notice to Tenant, for such period of time and on such terms and conditions (which may include concessions, free rent and work allowances) as Landlord in its absolute discretion shall determine.   Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the

100021765 .s l17

reletting or failure to relet the Premises. The re-entry or  taking of  possession  of  the Premises shall not be construed as an election by Landlord to tenninate this Lease.

19.02

In lieu of calculating damages under Section 19.01, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant's right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at 3%, minus the then present fair rental value of the Premises for the remainder of the Tenn, similarly discounted, after deducting all anticipated Costs of Reletting.

19.03

If Tenant is in  Default of any of its non-monetary obligations  under the Lease, Landlord shall have the right to  perform such obligations.   Tenant shall reimburse Landlord for the cost  of  such  performance  upon  demand  together  with  an  administrative charge  equal  to l 0% of the cost of the work performed  by Landlord.  The repossession or  re-entering of alI or  any   part of the Premises shall not relieve Tenant of its liabilities and obligations under this Lease. No right or remedy of Landlord  shall  be exclusive  of  any  other  right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity.

20.	Limitation of Liability.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE,   THE   LIABILITYOF   LANDLORD(AND OF ANY SUCCESSOR LANDLORD) SHALL BE LIMITED TO LANDLORD'S (AND ANY SUCCESSOR TO LANDLORD) INTEREST IN THE PROPERTY. TENANT SHA.LL LOOK SOLELY TO LANDLORD'S INTEREST IN THE PROPERTY FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD OR ANY LANDLORD RELATED PARTY.NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY, AND IN NO EVENT SHALL LANDLORD OR ANY LANDLORD RELATED PARTY BE LIABLE TO TENANT FOR ANY LOST PROFIT, DAMAGE TO OR LOSS OF BUSINESS OR ANY FORM OF SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGE. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES, NOTICE AND REASONABLE TIME (NOT TO EXCEED THIRTY (30) DAYS) TO CURE THE ALLEGED DEFAULT.

21.	Intentionally Omitted.

22.	Holding Over.

If Tenant fails to surrender all or any part of the Premises at the termination of this Lease, occupancy of the Premises after tennination shall be that of a tenancy at sufferance. Tenant's occupancy shall be subject to all the terms and provisions of this Lease. Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to: (a) for the first three (3) months of the holdover period, the greater of:

(i)	the fair market rent.al value for the Premises as reasonably detennined by Landlord (but not to exceed 125% of the Rent payable under this Lease as of  the termination of this

!00021765 s I18

Lease), or (ii) the Base Rent and Additional Rent payable under this Lease as of the Expiration Date, and (b) commencing with the fourth (4th) month of such holdover, 150% of the Base Rent and Additional Rent payable under this Lease as of the Expiration Date. Tenant shall be liable to Landlord for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant, and (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding over by Tenant; and (c) indemnify Landlord against all claims for damages by any New Tenant. No holdover by Tenant or payment by Tenant after the termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise.

23.	Subordination to Mortgages; Estoppel Certificate.
23.01

Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s} of trust, ground leasc(s} or other lien(s) now or subsequently arising upon the Premises, the Building or the Property, and to renewals, modifications, refinancings and extensions thereof(collectively referred to as a "Mortgage''); provided, however, so long as Tenant is not in Default, Tenant's rights under this Lease shall not be disturbed. The party having the benefit of a Mortgage shall be referred to as a "Mortgagee". This clause shall be self operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination agreement in favor of the Mortgagee. As an alternative, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. Upon the request of Landlord or any Mortgagee, Tenant, shall attom to any successor to Landlord's interest in this Lease.

23.02

Landlord agrees to use commercially reasonable efforts to deliver a subordination, non disturbance and attomment agreement ("SNDA") from the holder of any current or future Mortgage encumbering the Premises. Such SNDA shall be on terms acceptable to both Tenant and such Mortgagee, provided, however, that Tenant agrees to execute and deliver a commercially reasonable SNDA approved by such Mortgagee. Landlord shall have no liability, and this Lease shall not be affected in any way, in the event that Tenant and such Mortgagee do not execute a SNDA for any reason whatsoever, unless Landlord shall fail to use commercially reasonable efforts. Notwithstanding anything to the contrary contained in this Lease, the subordination of this Lease to the lien of any future Mortgage shall be conditioned on Tenant receiving (at Landlord's cost and expense except that Tenant shall pay its own legal fees and disbursements in connection therewith), a SNDA from the Mortgagee containing reasonable and customary terms. Until such time as a SNDA has been delivered to Tenant, this Lease shall not be subject or subordinate to the Mortgage.

23.03

Tenant shall within IO days after receipt of a written request from the Landlord, execute and deliver a commercially reasonable estoppel certificate to those parties as are reasonably requested by Landlord, including a Mortgagee or prospective purchaser of the Building and/or Property. Without limitation, such estoppel certificate may include a certification as to the status of this Lease (to the actual knowledge of the executing

!000217655   '19

parties), the existence of any defaults (to the actual knowledge of the executing parties) and the amount of Rent that is due and payable.

24.	Termination Right of Tenant.

$-

Provided that at the time of delivery of the Termination Notice (hereinafter defined) and on the Tennination Date (hereinafter defined), Tenant is not in Default under this Lease, Tenant shall have the right to terminate this Lease effective as of January 31, 2026 (the "Termination Date") upon the following conditions: (a) Tenant shall deliver to Landlord written notice (the "Termination Notice") not later than January 31, 2025 advising Landlord of its election to terminate this Lease effective on the Termination Date; (b)

Tenant shall pay the sum ofto Landlord by wire transfer to an account designated by Landlord no later than January 31, 202S; and (c) Tenant surrenders vacant possession of the Premises, free of subtenants and the rights of others to occupancy, on or before the Tennination Date in accordance with the tenns of this Lease. Provided Tenant is not then in Default on the Tennination Date and provided the conditions in Section

24.0I hereinabove are complied with, this Lease shall terminate and expire on the

Tennination Date as if the Termination Date were the Expiration Date.

25.	Intentionally Omitted.

26.	Notice.

Except as otherwise expressly provided in this Lease, any consents, notices, demands, requests, approvals or other communications given under this Lease shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party's respective addresses set forth in the Basic Lease lofonnation.    Each notice shall be deemed to have been received on the earlier to occur of actual delivery or the date on which delivery is refused or, if Tenant has vacated the Premises without providing a new address, 3 days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its address (other than to a post office box address) by giving the other party written notice of the new address.

27.	Surrender of Premises; Tenant's Protected Item.!.

27.01

At the tennination of this Lease or Tenant's right of possession, Tenant shall remove Tenant's Property from the Premises, and quit and surrender the Premises to Landlord, vacant, broom clean, and in good order, condition and repair, ordinary wear and tear and damage which Landlord is obligated to repair hereunder excepted. If Tenant fails to remove any of Tenant's Property, Landlord may deem all or any part of Tenant's Property to be abandoned and, at Tenant's sole cost and expense, shall be entitled (but not obligated) to remove Tenant's Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant's Property, except for Landlord's failure to comply with the terms of Section 27.02 with respect to the Protected Items. Tenant shall pay Landlord, upon demand. the expenses and storage charges incurred.

(000'2l76SS J20

27.02

Tenant hereby advises Landlord that, at the tennination of this Lease or Tenant's right of possession, Landlord shall use reasonable efforts to handle computer servers, desktop stations, laptops or hard copy files which could reasonably be expected to contain infonnation of Tenant's customers (the "Protected Items") in accordance with this Section. Landlord shall use reasonable efforts to: (a) advise Tenant in writing of the Protected Items, (b) store such Protected Items for a period of not less than 90 days from the date of the tennination of this Lease or Tenant's right of possession. If Tenant does not take possession of the Protected Items within such 90-day period, Landlord has the right to dispose of such Protected Items. Landlord shall not be responsible for the value, preservation or safekeeping of the Protected Items, and Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred.

28.	Option to Renew.

28.01

Provided that as of the date of the Renewal  Notice and  the  Expiration  Date (as  same may be extended by the exercise of the First Renewal Option) (a) this Lease shall be in full force and effect, and (b) there shall not be existin& a Default under this Lease which is continuing after notice by Landlord to Tenant and the expiration of the applicable cure period, then Tenant shall have two (2) consecutive options to extend the Term of this Lease for the entire Premises (the "First Renewal Option" and "Second Renewal Option"; collectively, the "Renewal Options") for a period of two (2) years each (the "First Renewal Term" and the "Second Renewal Term"; collectively, the "Renewal Terms"). The First Renewal Option shall be exercisable by written notice (the "Renewal Notice") to Landlord given not later than August 31, 2027. In the event that Tenant has exercised the First Renewal Option in accordance with this Article, the Second Renewal Option shall be exercisable by Renewal Notice to Landlord given not less than August 3I, 2029. The First Renewal Term and Second Renewal Term shall constitute extensions of the initial Term of this Lease and shall be upon all of the same terms and conditions as the initial Tenn, except that (i) there shall be no further option to renew the Tenn of this Lease and (ii) the Base Rent for the First Renewal Tenn and the Second Renewal Term shall be payable at a rate per annum equal the Market Rate (as defined herein) of the Premises as of the first day of each Renewal Term. The "Market Rate" shall mean the prevailing fair market rental that a tenant would pay upon extending or renewing its existing lease for space similar to the Premises in the Portland, Oregon metropolitan area ("Comparable Space"), based on all available data including comparable transactions for Comparable Space consummated within the prior twelve (12) month period and taking into consideration the size, location, accessibility, quality, condition, and zoning of the Building as compared to Comparable Space, the term of the lease, any appropriate rent inducements or concessions included, and other relevant factors. During the Renewal Terms, all Additional Rent that Tenant is obligated to pay under this Lease during the initial Term hereof for Operating Expenses shall continue without intemiption, it being the intention of the parties hereto that the Renewal Terms shall be deemed a part of and continuation of the initial Tenn of this Lease.

28.02	Within four (4) months following receipt of Tenant's Renewal Notice, Landlord shall advise Tenant in writing of its detennination of the Market Rate and basis therefor. If Tenant shall dispute Landlord's determination of the Market Rate, Tenant shall give notice to Landlord of such dispute within twenty (20) days of Tenant's receipt of Land.lord's

100021165 s I

21

notice of Landlord's calculation of the Market Rate, and the parties shall commence negotiations to agree upon the Market Rate. If Landlord and Tenant are unable to reach agreement within thirty (30) days from the date of Tenant's notice of dispute, the Market Rate shall bedetennined as follows:

(a)The Market Rate shall be detennined by a single arbitrator selected by mutual agreement of the parties. The arbitrator shall be an impartial independent real estate broker having not less than then 15 years• experience related to the leasing of commercial office space in office buildings comparable to the Building (a "Qualified Broker"), If the parties cannot agree on an arbitrator, then within a second period of ten ( I 0) days, each party shall select a Qualified Broker and, within ten ( I 0) days thereafter, the two Qualified Brokers shall select a third Qualified Broker and the third Qualified Broker shall be the sole arbitrator. If one party shall fail to select a Qualified Broker within the second ten ( I0) day period, then the Qualified Broker chosen by the other party shall be the sole arbitrator.

(b)Within 15 days following the appointment of the arbitrator. Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of the Market Rate of the Premises as submitted to the other party under paragraph (a) above, together with such evidence as each such party shall deem relevant to support its detennination. If either party fails to submit its determination, then the arbitrator shall select the detennination that was submitted. The arbitrator shall, within 30 days following such hearing and submission of evidence, render his or her decision by selecting the detennination of fair market rental rate submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the fair market rental rate of the Premises for the Renewal Tenn, and such determination shall be final and binding.   The arbitrator shall have no power or authority to select any fair market rental rate other than a fair market rental rate submitted by Landlord or Tenant, and the decision of the arbitrator shall be final and binding upon Landlord and Tenant. If the fair market rental rate shall not have been determined by the Renewal Tenn Commencement Date, Tenant shall pay Base Rent in the amount equal to the monthly rent due during the last year of the initial Term or prior Renewal Term until the Market Rate shall have been determined by the arbitrator. Upon any such determination, the Base Rent for the Premises shall be retroactively adjusted to the Renewal Term Commencement Date between the parties.

(c)

The fees of the arbitrator and the expenses of the arbitration proceeding shall be paid by the party whose estimate is not selected. Each party shall pay the fees of its respective counsel and the fees of any witness or expert retained by that party.

28.03

Upon request by Landlord or Tenant following the commencement date for the Renewal Term, Landlord and Tenant will mutually execute, acknowledge and deliver an amendment to this Lease setting forth the Base Rent for the Renewal Term, the Renewal Term Commencement Date, and the Expiration Date, as extended. The failure of either party to execute and deliver such an amendment shall not affect the rights or the parties under this Lease. If Tenant shall duly and timely exercise Tenant's right to the Renewal Term pursuant to the terms hereof, all of the applicable references in this Lease to the Tenn shall be deemed to include the Renewal Term.

(000!2176SS l     22

28.04

It is an express condition of the Renewal Option granted to Tenant pursuant to the terms of this Article that time shall be of the essence with respect to Tenant's giving of the Renewal Notice within the period above provided.

28.05

The Renewal Option shall automatically terminate and become null, void and of no force and effect upon the earlier to occur of (a) the expiration or termination of this Lease by Landlord or pursuant to law, (b) the termination or surrender of Tenant's right to possession of the Premises or any portion thereof, or (c) the failure of Tenant to timely and properly exercise the Renewal Option.

29.	Confidentiality.

Tenant shall keep the provisions of this Lease confidential, and shall instruct its agents, employees, attorneys and consultants to keep such provisions confidential, but the foregoing shall not restrict Tenant's right to disclose such provisions as reasonably required in connection with the conduct of its business to attorneys, accountants and other professionals or as Tenant may otherwise be compelled by Law to disclose. Tenant agrees that it shaJI not issue any press release with respect to or otherwise publicize this Lease, and Tenant shall require its agents and consultants to similarly refrain from publicizing the terms hereof.

30.	Miscellaneous.

30.0I This Lease shall be interpreted and enforced in accordance with the Laws of the State of Oregon.

30.02	Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of the State and County where the Property is located.

30.03	If any term or provision of this Lease shall to any extent be void or unenforceable, the remainder of this Lease shall not be affected.

30.04

If there is more than one Tenant or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities, and requests or demands from any one person or entity comprising Tenant shall be deemed to have been made by all such persons or entities. Notices to any one person or entity shall be deemed to have been given to all persons and entities.

30.05

Tenant represents and warrants to Landlord that (a) each individual executing this Lease on behalf of Tenant is authorized to do so on behalf of Tenant and (b) that Tenant is not, and the entities or individuals constituting Tenant or which may own or control Tenant or which may be owned or controlled by Tenant are not, (a) in violation of any laws relating to terrorism or money laundering, or (b) among the individuals or entities identified on any list compiled pursuant to Executive Order 13224 for the purpose of identifying suspected terrorists or on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website http//www.treas.gov/ofac/tllsdn.pdf or any replacement website or other replacement official publication of such list. Landlord represents and warrants to Tenant that (a) each individual executing this Lease on behalf of Landlord is authorized to do so on behalf of Landlord and (b) that Landlord is

(00021765 s I23

not, and the entities or individuals constituting Landlord or which may own or control Landlord or which may be owned or controlled by Landlord, are not, (a) in violation of any laws relating to terrorism or money laundering, or (b) among the individuals or entities identified  on any  list compiled  pursuant to  Executive Order 13224 for the purpose of identifying suspected terrorists or on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website http//www.treas.gov/ofac/tnsdn.pdf or any replacement website or other replacement official publication of such list.

30.06

If either party institutes a suit against the other for violation of or to enforce any covenant, tenn or condition of this Lease, the  prevailing  party shall  be entitled  to reimbursement  of all of its costs and expenses, including, without limitation, reasonable attorneys' fees.

30.07

Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease. No failure by either party to declare a default immediately upon its occurrence, nor any delay by either party in taking action for a default, nor Landlord's acceptance of Rent with knowledge of a default by Tenant, shall constitute a waiver of the default, nor shall it constitute an estoppel.

30.08

Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant (other than the payment of the Rent or any other amount due hereunder), the period of time for the perfonnance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, terrorist acts, civil disturbances and other causes beyond the reasonable control of the performing party other than lack of funds ("Force Majeure").

30.09

Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and Property. Upon transfer Landlord shall be released from any further obligations hereunder and Tenant agrees to look solely to the successor in interest of Landlord for the perfonnance of such obligations, provided that, any successor pursuant to a voluntary, third party transfer (but not as part of an involuntary transfer resulting from a foreclosure or deed in lieu thereof) shall have assumed Landlord's obligations under this Lease.

30.10	Landlord has delivered a copy of this Lease to Tenant for Tenant's review only and the delivery of it does not constitute an offer to Tenant or an option.

30.11

Landlord and Tenant each acknowledge and agree that Broker represented Landlord and Tenant in connection with this Lease. Tenant represents that it has dealt with, and only with Broker, and no other real estate brokers, in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord  Related Parties hannless from all claims of any brokers, other than Broker, claiming to have represented Tenant in connection with this Lease. Landlord shall indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease. Landlord agrees to pay brokerage commissions to the Broker in accordance with their separate written commission agreement.

(00021765 5 )24

30.12

Tenant may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements.   This covenant shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building.

30.13

This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself any and all rights not specifically granted to Tenant under this Lease.

30.14

This Lease constitutes the entire agreement between the parties and supersedes all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents. Neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by an authorized representative of Landlord and Tenant.

[No Further Text on this Page; Signature Page Follows)

100021765 s I25

Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:

PD OFFICE OWNER 11, L.P., a Delaware

limited partnership

By: PD Office Owner 11GP, L.L.C., its

General Pa

TENANT:

FISERV SOLUTIONS, LLC, a Wisconsin limited

liability company

By:

Name:

Title: V Global Real Estat•---

Workplace Solutions

100021765 s I

EXHIBIT A

PLAN OF PREMISES/BUILDING AND PROJECT

All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

10002116s s l

Walking& running traUs

SW Stratus St

@

Tennis & voll11y

ball courts

Koll Center Wetlands Park

0

ll90.5

(J

9205

North

(j)

870.5

8700

L]

CJ

8770

EXHIBIT B

WORK LETTER

Capitalized terms not otherwise defined in this Exhibit B shall have the meaning given to such tenns in the Lease of which this Exhibit Bis a part.

Provided that Tenant is not then in Default under the Lease, Landlord shall pay Tenant for (a) the design and construction costs and expenses incurred in connection with alterations and improvements made in connection with Tenant's initial occupancy of the Premises ("Tenant Work"), but in no event to exceed the Landlord Allowance. Landlord agrees that Tenant may use any reputable, licensed architect for preparation of the test fit plans and full plans and specifications, including Landlord's architect for the Property, LRS Architects. The Landlord Allowance may be utilized to pay for the hard and soft costs of Tenant Work, Tenant's moving costs, low voltage wiring and telecommunications cabling. but no portion of the Landlord Allowance may be used for business and other equipment, furniture, trade fixtures, signage and/or personal property. Landlord agrees thatof the Landlord Allowance may be utilized by Tenant as a credit against monthly Base Rent and Additional Rent. Any portion of the Landlord Allowance that Tenant fails to requisition or utilize as a rental credit as set forth above within eighteen (18) months from the Access Date shall be forfeited by Tenant.

(a)

Tenant shall manage the construction of the Tenant Work in the Premises pursuant to plans prepared by Tenant's architect and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications necessary to construct the Tenant Work.

(b)

Tenant shall enter into a direct contract for the Tenant Work with a general contractor selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) following Tenant's bidding process. Landlord's designated electrical contractor, mechanical/HYAC contractor and life safety contractor shall be permitted to bid on the electrical, mechanical/HY AC and life safety portions of the Tenant Work (respectively). In addition, Landlord shall have the right to approve of any subcontractors used in connection with the Tenant Work (which approval shall not be unreasonably withheld, conditioned or delayed). Landlord's supervision of any work for or on behalf of Tenant shall not be deemed a representation by Landlord that the plans or the revisions thereto comply with applicable insurance requirements or applicable Laws, or that the improvements constructed in accordance with the plans and any revisions thereto will be adequate for

Tenant's use, it being agreed that Tenant shall be responsible for all elements of the design of the Tenant Work and any changes thereto

100021165 s I

(including, without limitation, compliance with applicable Laws, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment). Accordingly, notwithstanding Landlord's review and approval of the plans, Landlord shall have no responsibility or liability whatsoever for any errors or omissions contained in the plans, or to verify dimensions or conditions, or for the quality, design  or compliance with applicable Laws of any improvements described therein or constructed in Premises, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of the Tenant Work, unless caused by the gross negligence or willful misconduct of Landlord.

(c)

Subject to the Landlord Allowance, Tenant shall be responsible for the cost of the Tenant Work, including the cost of preparing the plans and pennits, plus any applicable state sales or use tax, if any. Tenant agrees that Tenant shall comply with its obligations under the Lease with respect to construction and/or alterations of the Premises. Tenant shall make no changes or modifications to the plans or submit any change orders without the prior written approval of Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) and otherwise in accordance with the Lease.

(d)

The Landlord Allowance may be utilized by Tenant in connection with the construction and/or alteration of the Tenant Work, as provided above, to pay for (i) "hard cost expenses" (as hereinafter defined) and (ii) "soft cost expenses" (as hereinafter defined). Tenant shall be entitled to request disbursement of portions of the Landlord Allowance from time to time, but no more often than monthly, in order to pay contractors, vendors and suppliers directly for portions of the Tenant Work completed. Landlord agrees to disburse the applicable portions of the Landlord Allowance within thirty (30) days after receipt and approval of a completed requisition for payment ("Tenant Requisition") in a fonn issued by the American Institute of Architects (A[A) or otheiwise approved by Landlord, certified and sworn to by Tenant and Tenant's  architect, together with invoices, waivers of liens and releases from contractors, vendors and suppliers as Landlord reasonably requires. In each instance Tenant shall receive proof of payment.

(e)

Each Tenant Requisition shall certify (W) the amount being requested allocated as follows: (i) the amount being requested with respect to "soft cost expenses" (which shall be defined herein to mean costs, fees, and charges for pennits and licenses and any architectural, engineering, design and construction management and consulting fees or similar fees paid or incurred in connection with the Tenant Work), (ii) the aggregate amount of soft cost expenses theretofore paid, (iii) the amount being requested with respect to "hard cost expenses" (which shall be defined herein to

100021765 s I

mean costs and expenses of labor, materials and supplies paid or incurred in connection with the Tenant Work), (iv) the aggregate amount of the hard cost expenses theretofore paid; (X) the approximate percentage of completion attained with respect to each item of the Tenant Work upon Landlord's written request; (Y) the cost incurred with respect to such item; and (Z) that the portion of the Tenant Work theretofore completed has been completed in a good and workmanlike manner, to the satisfaction of Tenant's architect, substantially in accordance with the plans and in compliance with all Laws and permits. So long as Tenant shall not then be in default under the Lease beyond any applicable notice and  cure period, payment shall be made for work completed as certified in Tenant's request and the Tenant Requisition, which Tenant Requisition shall reflect a five (5%) percent or greater "holdback" until  such contractor's  portion of the Tenant Work, including punch list items shall have been finally completed. So long as Tenant shall not then be in default under the Lease, beyond any applicable notice and cure period (if any), within thirty (30) days following the last to occur of: (A) Tenant's request for payment of the final installment of the Landlord Allowance, (B) final completion of the Tenant Work in accordance with the provisions of this Lease, (C) the certification of Tenant's architect that the Tenant Work has been completed in a good and workmanlike manner, to the satisfaction of Tenant's architect, substantially in accordance with the approved plans and in compliance with all Laws and permits, (D) delivery by Tenant to Landlord of waivers of lien and releases from all contractors desiring final payment for all work performed by such contractors and (E) delivery by Tenant to Landlord of"as built" drawings (if available) with respect to the Tenant Work, the balance of the Landlord Allowance shall be disbursed.

(f)

Landlord shall be entitled to deduct from the Landlord Allowance a construction management fee for Landlord's oversight of the Tenant Work in an amount equal to the actual cost incurred by Landlord for such construction management, but not to exceed 1.0% of the cost of Tenant Work.

(g)

Provided Tenant is not in Default under the Lease, Landlord agrees to provide Tenant with the Test Fit Allowance to be applied toward the cost of "test fit" plans for the Premises.  The Test Fit Allowance shall be paid to Tenant (or to the architect directly) within thirty (30) days of submission to Landlord of a written request therefor and a detailed invoice.

(000217655 I

EXHIBITC

OPERATING EXPENSES AND REAL PROPERTY TAXES

1.	Operating Expenses. Tenant shall pay Tenant's Proportionate Share of the total amount of Operating Expenses (defined below) for each calendar year during the Term.

1.01"Operating Expenses" as used in the Lease shall include all costs and expenses related to the ownership. management, operation, maintenance, replacement, improvement and repair of the Premises, Building, Project and/or Property, or any part thereof, incurred by Landlord including but not limited to: (a) costs and expenses of Property supplies, materials, labor, equipment, and tools; (b) Utility and Service Costs (as further described in Section L.03 below), security, janitorial, trash removal, and all applicable service and maintenance agreements; (c) Property related legal, accounting, and consulting fees, costs and expenses, including but not limited to the cost of contests of Real Property Taxes; (as further described in Section 1.02 below); (d) Insurance Premiums for all policies deemed necessary by Landlord and/or its lenders, and all deductible amounts under such policies (as further described in Section 1.04 below); (e) costs and expenses of operating, maintaining, and repairing the Property, including but not limited to all interior areas and also driving, parking, loading, and other paved or unpaved areas (including but not limited to, resurfacing and striping and any snow and ice removal Landlord elects to conduct), landscaped areas (including but not limited to, tree trimming), building exteriors (including but not limited to, painting and roof work), signs and directories, and lighting; (f) costs of capital improvements and replacements (including but not limited to, all financing costs and interest charges) amortized over the useful life of the capital improvement or replacement reasonably determined by Landlord; (g) costs and expenses of compensation (including but not limited to, any payroll taxes, worker's compensation for employees, and customary employee benefits) of all persons, including independent contractors, who perfonn duties, or render services on behalf of, or in connection with the Property, or any part thereof, including but not limited to, Property operations, maintenance, repair, and rehabilitation; (h) Property management fees (not to exceed 2.5% of gross revenues) and the cost of providing space used by the Property manager; and (i) Real Property Taxes.

Notwithstanding the foregoing, Operating Expenses shall not include: (i) depreciation charges;

(ii)interest and principal payments, loan fees, penalties, attorneys' fees and other costs relating to any mortgages or loans relating to the Project; (iii) ground rental payments; (iv) advertising and promotional expenses, real estate brokerage and leasing commission; (v) legal fees for the negotiation or enforcement of leases; (vi) cost of repair from a Casualty or taking; (vii) the cost of any repair, replacement or other expense which is the Landlord's responsibility to pay under this Lease; (viii) cost of altering the space of other tenants or amounts expended by Landlord to perform the delinquent or defaulted obligations of other tenants of the Project; (ix) costs and expenses of any insurance which is not required or permitted to be carried by Landlord pursuant to the provisions of this Lease and is not customarily maintained by landlords of office buildings in the Beaverton market; (x) costs, expenses, fines or penalties due to Landlord's violations of any governmental law or rule; (xi) income, excess profit or corporate capital stock tax; (xii) costs and expenses for which Landlord has been reimbursed by insurance, another service or third party; (xiii) Landlord's general overhead and administrative expenses (including, without

(00021765 5 )

limitation, salaries and expenses of Landlord's executive officers); and (xiv) costs related to maintaining Landlord's existence as a limited partnership or other entity.

1.02"Real Property Taxes" shall include any fee, license fee, tax, levy, charge, or assessment (hereinafter individually and/or collectively referred to as "Tax") imposed by any authority having the direct or indirect power to tax and where such Tax is imposed against the Property, or any part thereof. or Landlord in connection with its ownership or operation of the Property, including but not limited to: (a) any Tax on rent or Tax against Landlord's business of leasing the Property; (b) any Tax by any authority for services or maintenance provided to the Property, or any part thereof, including but not limited to, fire protection, streets, sidewalks, and utilities; (c) any Tax on real estate or personal property levied with respect to the Property, or any part thereof, and any fixtures and equipment and other property used in connection with the Property; (d) any Tax based upon a reassessment of the Property due to a change in ownership or transfer of all or part of Landlord's interest in the Property; and (e) any Tax replacing, substituting for, or in addition to any Tax previously included in this definition. Real Property Taxes do not include Landlord's federal or state net income taxes or any franchise, capital, stock, transfer, inheritance or income (other than rental income) tax imposed on Landlord. In case of special taxes or assessments which may be payable in installments, only the amount of each installment and interest paid thereon paid during a calendar year shall be included in Real Property Taxes for such year.

Landlord agrees, in the event Landlord does not institute an action to reduce Real Estate Taxes and/or the assessment of the Property for Real Estate Tax purposes ("RET Action"), that Tenant has the right to institute such RET Action, at Tenant's sole cost and expense. Upon written request of Tenant, Landlord agrees to advise Tenant as to whether such RET Action has been commenced or if Landlord intends to commence such RET Action. Such RET Action shall be commenced in the name of Tenant, unless such RET Action can only be commenced in the name of Landlord, in which event Tenant has the right to commence such RET Action on behalf of Landlord. Landlord agrees to execute such documents and instruments necessary to commence and prosecute the RET Action. Tenant agrees to provide Landlord with copies of all documents and instruments at least three (3) business days prior to filing in the RET Action. A RET Action commenced by Tenant, and any settlement of any RET Action, cannot affect (a) the Real Estate Taxes or the assessment of the Property for period before January I, 2018 or after December 31, 2028 (or December 31, 2030 in the event the First Renewal Option is exercised, or December 31, 2032 in the event the Second Renewal Option is exercised).

1.03

"Utility and Service Costs" shall include all Landlord incurred utility and service costs and expenses including but not limited to costs related to water and plumbing, electricity, gas, lighting, steam, sewer, waste disposal, and HVAC, and all costs related to plumbing, mechanical. electrical, elevator, HYAC, and other systems.

1.04	"Insurance Premiums" shall include all insurance premiums for all insurance policies maintained by Landlord from time to time related to the Property.
1.05

Throughout the Term, Tenant will pay as Additional Rent its Proportionate Share (of the Project, Property and/or Building, as designated from time to time by Landlord) of Operating Expenses which will be equal to each calendar year's total Operating Expenses multiplied by

(000217655 l

Tenant's Proportionate Share. Estimated payments shall be made monthly on or before the first day of each calendar month each in the amount of Landlord's then current estimate as outlined below. Tenant's Proportionate Share will be prorated for partial months. Landlord agrees that the cost of capital improvements and replacements shall not be included in Tenant's Proportionate Share of Operating Expenses for the period from the Commencement Date through and including August 31, 2019.

1.06	Tenant's Proportionate Share of Operating Expenses shall be determined and paid as follows:

(a)Tenant's Operating Expense Estimates: As soon as is practical following the end of each calendar year, but not later than May l, Landlord will provide Tenant with a determination of: (a) Tenant's annual share of estimated Operating Expenses for the then current calendar year; (b) Tenant's monthly Operating Expense estimate for the then current year; and,

(c) Tenant's retroactive estimate correction billing (for the period of January Ist through the date immediately prior to the commencement date of Tenant's new monthly Operating Expense estimate) for the difference between Tenant's new and previously billed monthly Operating Expense estimates for the then current year.

(b) Tenant's Proportionate Share of Actual Annual Operating Expenses: Each year, Landlord will provide Tenant with a detennination reflecting the total Operating Expenses for the previous calendar year. If the total of Tenant's Operating Expense estimates billed for the previous calendar year are less than Tenant's Proportionate Share of the actual Operating Expenses, the detennination will indicate the payment amount and date due.   If Tenant has paid more than its Proportionate Share of Operating Expenses for the preceding calendar year, Landlord will credit the overpayment toward Tenant's next installment of Base Rent or Operating Expense obligations, or pay the overpayment to Tenant if such overpayment relates to the last year of the Term. Monthly Operating Expense estimates are due on the l't ofeach month and shall commence in the month specified by Landlord. Tenant's retroactive estimate correction, and actual annual Operating Expense charges, if any, shall be due, in full, on the date(s) specified by Landlord (but not earlier than 30 days after Tenant's receipt of the Operating Expense statement).

2.Tenant shall pay each Operating Expenses in accordance with Tenant's Proportionate Share of the Building or Tenant's Proportionate Share of the Project or the Property, as Operating Expenses are reasonably designated by Landlord.

3.Tenant, within 60 days after receiving Landlord's determination of Operating Expenses, may give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Operating Expenses (excluding Real Property Tax) for the calendar year to which the statement applies. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the management office for the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord's records, the agent must be with a CPA firm licensed to do business in the state where the Property is located. Tenant shall be solely responsible for all costs, expenses and fees

{0002176SS)

incurred for the audit, unless the audit reveals an overcharge to Tenant of more than five percent (5%), in which case Landlord shall pay or  reimburse Tenant's costs incurred for the audit. Within 90 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Operating Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 90-day period or fails to provide Landlord with a Review Notice within the 60-day period described above, Tenant shall be deemed to have approved Landlord's detennination of Operating Expenses and shall be barred from raising any claims regarding Operating Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Operating Expenses for the calendar year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Base Rent or Tenant's Proportionate Share of Operating Expenses in the amount of the overpayment by Tenant. Likewise, if Landlord and Tenant detennine that Operating Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Operating Expenses unless Tenant has paid and continues to pay all Rent when due.

10002176S s l

EXHIBITD

RULES AND REGULATIONS

Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of the Rules and Regulations and the Parking Rules and Regulations set forth below by Tenant's employees, agents, clients, customers, invitees and guests. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Property. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

I. Driveways, sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. The driveways, sidewalks, halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building, the Property and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant nonnally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employees or invitees of any tenant, shall go upon the roof of any Building, except as authorized by Landlord.

2 No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Landlord shall have the right to remove any such sign, placard, banner, picture, name, advertisement, or notice without notice to and at the expense of Tenant, which were installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord and shall be removed by Tenant at the time of vacancy at Tenant's expense. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel without Landlord's prior approval.

3.	The directory of the Building or Property, if any, will be provided exclusively for the display of the name and location of tenants only,

{00021765 S I

4.

No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent or of a quality, type, design, and bulb color approved by Landlord. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which Landlord considers unsightly from outside Tenant's Premises.

5.

Each tenant shall be responsible for all persons for whom it allows to enter the Building or the Property and shall be liable to Landlord for all acts of such persons. Landlord and its agents shall not be liable for damages for any error concerning the admission to, or exclusion from, the Building or the Property of any person. During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right (but shall not be obligated) to prevent access to the Building and the Property during the continuance of that event by any means it considers appropriate for the safety of tenants and protection of the Building, property in the Building and the Property.

6.

Tenant shall not alter any lock or access device or install a new or additional lock or access device or bolt on any door of its Premises, without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys for all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7.

The restrooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused the breakage, stoppage, or damage.

8.

Tenant shall not use or keep in or on the Premises, the Building or the Property any kerosene, gasoline, or inflammable or combustible fluid or material except in strict accordance with the terms of the Lease. Tenant shall not use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance. Tenant shall not allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein. No animals, except those assisting handicapped persons, shall be brought onto the Property or kept in or about the Premises.

9.

Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any

(00021765 s I

employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, or the business of a public barber shop, beauty parlor, nor shall the Premises be used for any illegal, improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's Lease. Tenant shall not accept hairstyling, barbering, shoeshine, nail, massage or similar services in the Premises or common areas except as authorized by Landlord.

10.

If Tenant requires telegraphic, telephonic, telecommunications, data processing, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.   The cost of purchasing, installation and maintenance of such services shall be borne solely by Tenant Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

11.

Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or any other device on the exterior walls or the roof of the Building, without Landlord's consent. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building, the Property or elsewhere.

12.

Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. Tenant shall not place a load upon any floor of its Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law.

13.

Tenant shall not operate or pennit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant's employees and invitees. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

14.

Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as detennined solely by Landlord.   Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electric or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

(00021765 5 )

15.

Each tenant shall store all its trash and garbage within the interior of the Premises or as otherwise directed by Landlord from time to time. Tenant shall not place in the trash boxes or receptacles any personal trash or any material that may not or cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city, without violation of any law or ordinance governing such disposal.

16.

Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building and the Property are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building or the Property, without the written consent of Landlord.

17.

Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building and the Property. Without the prior written consent of Landlord, Tenant shall not use the name of the Building, Project or the Property or any photograph or other likeness of the Building, Project or the Property in connection with, or in promoting or advertising, Tenant's business except that Tenant may include the Building's, Project's or Property's name in Tenant's address.

18.

Landlord may from time to time adopt systems and procedures for the security and safety of the Building and Property, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by any governmental agency. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

19.	Deleted.

20.

Smoking of any kind is strictly prohibited, at all times, at any location on the Property, except in the designated smoking area which is located at the OUTSIDE PERIMETER OF THE BUILDING ONLY. Landlord may relocate the designated smoking area at its sole discretion, at any time during the Term of this Lease.

PARKfNG RULES AND REGULATIONS

1.	Cars must be parked entirely within painted stall lines.

2.	All directional signs and arrows must be observed.

3.	All posted speed limits for the parking areas shall be observed. ff no speed limit is posted for an area, the speed limit shall be five (5) miles per hour.

4.	Parking is prohibited:

(a)	in areas not striped for parking;

100021165 s I

(b)	in aisles;
(c)	where "no parking" signs are posted;
(d)	on ramps;
(e)	in cross hatched areas; and
(f)	in such other areas as may be designated by Landlord.

5.Handicap and visitor stalls shall be used only by handicapped persons or visitors, as applicable.

6.Parking stickers or any other device or fonn of identification supplied by Landlord from time to time (if any) shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner.   The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device may not be obliterated. Devices are not transferable and any device in possession of any unauthorized holder will be void. There will be a replacement charge payable by the parker and such parker's appropriate tenant equal to the amount posted from time to time by Landlord for loss of any magnetic parking card or any parking sticker.

7.	Every parker is required to park and lock his or her own car. All responsibility for damage to cars or persons is assumed by the parker.

8.Loss or theft of parking identification devices must be reported to Landlord, and a report of such loss or theft must be tiled by the parker at that time. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by the parker must be reported to Landlord immediately to avoid confusion.

9.Parking spaces are for the express purpose of parking one automobile per space. Washing, waxing, cleaning, or servicing of any vehicle by the parker and/or such person's agents is prohibited. The parking areas shall not be used for overnight or other storage for vehicles of any type.

I0. Landlord reserves the right to refuse the issuance of  parking identification or access devices to any tenant and/or such tenant's employees, agents, visitors or representatives who willfully refuse to comply with the Parking Rules and Regulations and/or all applicable governmental ordinances, laws, or agreements.

11.Tenant shall acquaint its employees, agents, visitors or representatives with the Parking Rules and Regulations, as they may be in effect from time to time.

12.Any monthly rental for parking shall be paid one month in advance prior to the first day of such month. Failure to do so will automatically cancel parking privileges, and a charge of the prevailing daily rate will be due. No deductions or allowances from the monthly rental for parking will be made for days a parker does not use the parking facilities.

(00021765 5 )

13.A reasonable replacement charge shall be paid to replace a lost parking/building access cards.

14.Vehicles parked in public parking areas will be no larger than full-sized passenger automobiles or standard pick-up trucks.   Landlord reserves the right, without notice to Tenant, to tow away at Tenant's sole cost and expense any vehicles parked in any parking area for any continuous period of 24 hours or more, or earlier if Landlord, in its sole discretion, detennines such parking to be a hazard or inconvenience to other tenants or Landlord, or violates any rules or regulations or posted notices related to parking. Landlord shall not be responsible for enforcing Tenant's parking rights against third parties. From time to time, Landlord reserves the right, upon written notice to Tenant, to change the location, the availability and nature of parking spaces, establish reasonable time limits on parking, and, on an equitable basis, to assign specific spaces with or without charge to Tenant as Additional Rent

15.Tenant shall at all times comply with all applicable Laws (as defined in the Lease) respecting the use of the parking facility serving the Building.

16.LANDLORD SHALL NOT BE LIABLE FOR ANY LOSS, INJURY OR DAMAGE TO PERSONS USING THE PARKING FACILITY OR AUTOMOBILES OR OTHER PROPERTY THEREIN, IT BEING AGREED THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, THE USE OF THE SPACES SHALL BE AT THE SOLE RISK OF TENANT AND ITS EMPLOYEES. WITHOUT LIMITING THE FOREGOING, TENANT HEREBY VOLUNTARILY RELEASES, DISCHARGES, WAIVES AND RELINQUISHES ANY AND ALL ACTIONS OR CAUSES OF ACTION FOR PERSONAL INJURY OR PROPERTY DAMAGE OCCURRING TO TENANT ARISING AS A RESULT OF PARKING IN THE PARKING FACILITY, OR ANY ACTIVITIES INCIDENTAL THERETO, WHEREVER OR HOWEVER THE SAME MAY OCCUR, AND FURTHER AGREES THAT TENANT WILL NOT PROSECUTE ANY CLAIM FOR PERSONAL INJURY OR PROPERTY DAMAGE AGAINST LANDLORD OR ANY OF THE LANDLORD RELATED PARTIES FOR ANY SAID CAUSES OF ACTION. IN ALL EVENTS, TENANT AGREES TO LOOK FIRST TO ITS INSURANCE CARRIER AND TO REQUIRE THAT TENANT'S EMPLOYEES LOOK FIRST TO THEIR RESPECTIVE INSURANCE CARRIERS FOR PAYMENT OF ANY LOSSES SUSTAINED IN CONNECTION WITH ANY USE OF THE PARKING FACILITY. TENANT HEREBY WAIVES ON BEHALF OF ITS INSURANCE CARRIERS ALL RIGHTS OF SUBROGATION AGAINST LANDLORD OR LANDLORD RELATED PARTIES.

(00021765 s I

EXIDBITE

GUARANTY

{00021765 s I

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (this "Guaranty") is made this as of the_ day of February, 2018, by FISERV, INC., a Wisconsin corporation ("Guarantor"), in favor of PD OFFICE OWNER II, L.P., a Delaware limited liability company ("Landlord").

RECITALS:

A.Fiserv Solutions, LLC, a Wisconsin limited liability company (''Tenant") desires to enter into that certain Lease Agreement with Landlord (the "Lease"), for premises (the "Premises") consisting of the entire office building located at 8500 SW Creekside Place, Beaverton, Oregon commonly known as the 8500 Building (the "Premises"); and

B.Landlord is unwilling to enter into the Lease of the Premises with Tenant unless Guarantor guarantees the obligations of Tenant under the Lease pursuant to this Guaranty; and

C.Tenant is a wholly-owned subsidiary of Guarantor and Guarantor has a financial interest in causing Landlord to lease the Premises to Tenant and will benefit from the Lease;

NOW, THEREFORE, in consideration of Landlord entering into the Lease and for other good and valuable consideration, the receipt and sufficiency of which arc hereby acknowledged, Guarantor hereby covenants and agrees as follows:

I.Guarantor does hereby guarantee each and every obligation of Tenant under the Lease, including, but not limited to, the obligation of Tenant to pay the rent due thereunder.

2.If Tenant shall default at any time in the payment of any rent or any other sums and charges payable by Tenant under the Lease, whether by acceleration or otherwise, or if Tenant should default in the perfonnance and observance of any of the other covenants, tenns, conditions or agreements contained in the Lease, Guarantor shall promptly pay such rent and other sums and charges, and any arrears thereof, to Landlord and shall promptly perfonn and fulfill all of such other tenns, covenants, conditions and agreements, in accordance with and pursuant to the Lease, and Guarantor shall promptly pay to Landlord all damages, costs and expenses that may arise in consequence of any such default by Tenant under the Lease, including without limitation all reasonable attorneys' fees, and disbursements incurred by Landlord or caused by any such default or by the enforcement of this Guaranty.

3.The obligations of Guarantor hereunder are independent of the obligations of Tenant under the Lease. This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and of perfonnance. It shall be enforceable against Guarantor without the necessity of any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant or any other party, or any security Landlord may hold, and without the necessity of any notice of nonpayment, nonperfonnance or nonobservance, or any notice of acceptance of this Guaranty, any notice of any change of Tenant's financial condition, or any other notice of demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be affected, diminished, impaired or tenninated by reason

100021766 3 I

)8930100

of the assertion of, or the failure to assert, by Landlord against Tenant, any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or by relief of Tenant from any of Tenant's obligations under the Lease or otherwise by (a) the release or discharge ofTenant in any creditors' proceedings, receivership, bankruptcy or other proceedings, (b) the impainnent, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease, resulting from the operation of any present or future provision of the Bankruptcy Act or other statute or from the decision in any court; or (c) the rejection or disaffinnance of the Lease in any such proceedings. Landlord shall have the right to commence any action or proceeding based upon this Guaranty directly against Guarantor without making Tenant or anyone else a party defendant in such action or proceeding. Any one or more successive and/or concurrent actions may be brought hereon against Guarantor either in the same action, if any, brought against Tenant and/or any other party or in separate actions, as often as Landlord, in its sole discretion, may deem advisable.

4.This Guaranty shall be a continuing guaranty and the liability of Guarantor shall in no way be affected, modified or diminished by reason of, without Landlord's written consent, any assignment, subletting, amendment, expansion, supplement, modification or extension of the Lease, unless Tenant shall be released expressly in writing by Landlord from the performance of its obligations under the Lease in relation to an assignment or subletting of the Lease in which case this Guaranty shall also be released, or by reason of any modification or waiver of or change in any of the terms, or by the covenants, conditions or provisions of the Lease, or by reason of any extension of time that may be granted by Landlord to Tenant or any changed or different use of the Premises consented to in writing by Landlord, or by reason of any dealings or transactions or matters or things occurring between Landlord and Tenant, its successors or assigns, or by release of Tenant from the performance of its obligations under the Lease, or by Landlord's termination of the Lease due to Tenant's default, whether or not notice of any of the foregoing is given to Guarantor, and Guarantor hereby expressly waives any right to receive notices of the foregoing. Without limiting the foregoing, this Guaranty shall be applicable to the obligations of Tenant arising in connection with the termination of the Lease, whether voluntary or otherwise.

5.Neither Landlord's consent to any assignment, subleasing or assignments by Tenant of the Lease, nor any assignment by Landlord of the Lease or the proceeds thereof, made either with or without notice to Guarantor, shall in any manner release Guarantor from any liability as Guarantor hereunder.

6.All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of security given for the performance and observance of covenants and conditions required to be perfonned and observed by Tenant under the Lease, nor shall Guarantor be released by the maintenance of or execution upon any lien which Landlord may have or assert against Tenant or Tenant's assets.

7,Until all covenants and conditions in the Lease on Tenant's part to be performed and observed are fully performed and observed, Guarantor shall have no right of

(00021766 3 !2

38930100

subrogation against Tenant by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder.

8.This Guaranty shall be construed in accordance with the laws of the State of Oregon. Guarantor hereby submits itself to the jurisdiction of the courts of the State of Oregon and hereby irrevocably appoints Tenant (or, if Tenant is more than one person then any one of them), the manager, assistant manager and any acting manager of the facility being operated at any time during the term of the Lease at the Premises, and (if Tenant is a corporation, trustee or partnership) all persons of Tenant upon whom service of process may be served, for service upon Tenant as its agents for the service of process in any action against Guarantor arising out of this Guaranty. Pursuant to such service, suit may be brought against Guarantor in any federal, state or local court in the State of Oregon. This provision does not affect any right to serve process upon Guarantor in any other manner permitted by law.

9.If more than one party comprises the Guarantor, then Guarantor acknowledges and agrees that the obligations and liabilities of Guarantor hereunder shall be joint and several as to each of the parties comprising Guarantor, and the release of one of such parties shall not release the other party.

I0. This Guaranty shall be binding upon the successors (including without limitation any and all successors and transferees which may assume Guarantor's obligations as provided in Section 13 hereof), assigns, heirs, executors, administrators and representatives of Guarantor, and shall inure to the benefit of and be enforceable by Landlord and its successors and assigns or by any party to whom Landlord's interest in the Lease or any part thereof, including the rents, may be assigned, whether by way of mortgage or otherwise. Notwithstanding the foregoing, Guarantor's obligations hereunder may not be assigned. Landlord may, without notice, assign this Guaranty in whole or in part.

11.Guarantor hereby waives (a) the right to trial by jury in any action, proceeding or counterclaim brought by any person or entity with respect to any matter whatsoever arising out of or in any way connected with this Guaranty or the Lease; and (b) any right or claim of right to cause a marshalling of Tenant's assets or to cause Landlord to proceed against Tenant and/or any collateral held by Landlord at any time or in any particular order.

12.	Guarantor hereby represents and warrants that:

{a) Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Wisconsin, and has the full power, authority and legal right to enter into and perfonn its obligations under this Guaranty;

(b)

this Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its tenns, subject to principles of equity, bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

(00021766 J I

389)0100

(c)

the execution, delivery and perfonnance by Guarantor of this Guaranty do not require any stockholder or other approval or the consent or approval of any of Guarantor's creditors (except such as have already been obtained in writing), do not and will not contravene any applicable law, rule, regulation, judgment or order and do not and will not contravene the provisions of, constitute a breach of or default under, or result in the creation of any security interest, lien or encumbrance on any of the property of Guarantor pursuant to, Guarantor's articles of incorporation, articles of organization, or by-laws or any indenture, mortgage, license or other contract, agreement or instrument to which Guarantor is a party or by which it is bound or subject or to or by which any of its properties is subject or affected;

(d)

the execution, delivery and perfonnance by Guarantor of this Guaranty do not require the consent, approval, authorization or order of, the giving of notice to or the registration with, or the taking of any other action with respect to, any governmental authority or agency, foreign or domestic, other than as have been duly obtained, given or taken;

(e)

the transactions contemplated by this Guaranty are being consummated by Guarantor in furtherance of Guarantor's ordinary business purposes, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors;

(f)

neither before nor as a result of the transactions contemplated by this Guaranty will Guarantor be insolvent or have an unreasonably small capital for the conduct of its business and the payment of its anticipated obligations.

(g)

Guarantor's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due, and Guarantor does not believe that it will incur debts beyond its ability to pay; and

(h)	Guarantor is the sole owner of Tenant.

13.Guarantor agrees that, in connection with any merger or consolidation with any other entity or sale, disposition or other transfer or dispose of all or substantially all of its assets to any person or entity, such successor or transferee shall assume all obligations of Guarantor under this Guaranty, with the same effect as if such successor or transferee had originally been Guarantor hereunder. Guarantor agrees that any merger or consolidation with any other entity or sale, disposition or other transfer or dispose of all or substantially all of its assets to any person or entity shall be a bona fide transaction and not consummated for the purpose of evading Tenant's obligations under the Lease or Guarantor's obligations under the

{00021766 3 I

4

38930100

Guaranty. Irrespective of whether such assumption is in writing, executed and delivered, any such successor or transferee of Guarantor shall for all purposes of this Guaranty and the Lease, be deemed to be the "Guarantor" hereunder, and no such transaction shall have the effect of releasing Guarantor or any successor thereto or transferee thereof from its obligations and liabilities under this Guaranty or Tenant or any successor thereto or assignee thereof from its obligations and liabilities under the Lease.

14.If Landlord shall be obligated by reason of any bankruptcy, insolvency or other legal proceeding to pay or repay to Tenant or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid by Tenant or Guarantor pursuant to the Lease or this Guaranty, Guarantor shall reimburse Landlord for any such payment or repayment and this Guaranty shall extend to the extent of such payment or repayment made by Landlord, except to the extent, if any, that such payment or repayment is prohibited by law or that such payment or repayment constitutes merely a reimbursement of any overpayment.

15.Guarantor shall, at any time and from time to time, within IO days following request by Landlord execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modifications).

16.Wherever possible, each provision of this Guaranty shall be construed in such manner as to be valid and enforceable against Guarantor under applicable law, but if any provision hereof shall be deemed invalid or unenforceable to any extent against Guarantor in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or any of the other provisions hereof.

17.Any notice, demand, consent, approval, direction, agreement or other communication required or permitted hereunder or under any other documents in connection herewith shall be in writing and shall be directed as follows:

ifto Guarantor:

with a copy to:

Fiserv, Inc.

2900 Westside Parkway

Alpharetta, GA 30004

Attention: VP Global Real Estate and Workplace Solutions

Fiserv, Inc.

25S Fiserv Drive Brookfield, WI S304S Attention: General Counsel

f00021766 3 I

38930100

ifto Landlord:

with a copy to:

PD Office Owner I1, L.P. c/o Starwood Capital Group l00 Pine Street Suite 3000

San Francisco, California 94111 Attention: Andrew Wong

PD Office Owner 11, L.P. c/o Starwood Capital Group 591 West Putnam Avenue Greenwich, CT 06830 Attention: General Counsel

or to such changed address as a party hereto shall designate to the other parties hereto from time to time by notice in the fonn provided herein. Notices shall be (a) personally delivered (including delivery by UPS or other comparable nationwide overnight courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery (or first business day thereafter if delivered other than on a business day or after 5:00 p.m. local time to said offices}; or (b) sent by certified mail, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt, unless delivery is refused or delayed by the addressee in which event they shall be deemed delivered on the date of deposit in the U.S. Mail.

18.Section headings appearing in this Guaranty are for convenience or reference only and shall not define, limit, amplify or otherwise modify any provision hereof.

19.No provision of this Guaranty may be amended, modified, waived, discharged or terminated except by a writing signed by Landlord and Guarantor expressly referring to the provisions of this Guaranty to which such writing relates. No course of dealing with respect to any of the rights, powers and remedies of Landlord in exercising any such right, power or remedy, shall operate as a waiver thereof or otherwise be prejudicial thereto.

20.All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Lease.

[Signature on the following page.]

!00021766 3 l6

38930100

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.

GUARANTOR:

FISERV, INC.,

a Wisconsin corporation

By:

Name: Kenneth Best

Title: SVP, Chief Accounting Officer

STATE OF WISCONSIN)

) ss.:

COUNTY OF_,

I certify that on ,2018, Kenneth Best, personally came before me and this person acknowledged under oath, to my satisfaction, that: this person signed and delivered the attached document as SVP, Chief Accounting Officer of Fiserv, Inc., a corporation of the State of Wisconsin, named in this document.

Notary Public

My Commission Expires: (SEAL)

100021166 J I7

38930100

EXHIBITF EXTERIOR SIGNAGE

(00021765 5 I

Exterior Signagef1serv.

Monuments and Pylons

The corporate standard monument Sign is honzontal and ieatures the logo1n the upper nght comer. with a subtle rep,esentation of the

Proof Points defined at the leh

MONUMENT LAYOUT PRINCIPLES

72•

lBOOtrtr

,,>•

l   32""'d   11•••   ••,,.   "36"

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hand edge.

There 1s only one size sva111lble as II standard. 4' x 6' 11200 mm x 1800 rrrn). but 11 number of existing monumeni installations require custom solutions to fit. Allexterior s1gnage must be app,Olled by local gCM3tnance and the respec1111e landlord.

A limited amount of text can be added. following the principles indicated in the diagram

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--- --:255 - - --- -----3½"

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I

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Questions?a Return to contentsDl■10

Exterior Signagef1serv.

Building Signs

H

Guild ng Signsw

The Fiserv logo m be used on buildings to identify and brand Fiserv locauons Its use. positioning and size

wiW dependon a number of

factors. These tndude signing rights under the lease. zoning regulauons. d-stance vis1b1hty and architectural conditions

■

The logo is ava lable 1n F1serv Orange 1n bothinternally dlummated (energy etfic1em

..eo ligtiungl and

HE1611T   (HI

211•

IS(',C;,nm

WIDTH ( w)

4S-

36"

'30unrn,

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72"

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96"

,.,on mr,

DEPTH (DJ

3"

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,

3"

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non-tUurrunated forms It can also be made available «n white or brushed stainless steel tf color 1s not acceptable or appropriate to the bad:ground.

A range of standard sizes1s availabl . shown m the   table to the nght If custom stles are required, they can be made available. but always 1n the same proportions.

Ouest1ons?

itReturn to contents

lilii 13

EXHIBITG

ROOF LICENSE

I.    Landlord hereby grants Tenant the non-exclusive right, subject, however, to the rights of any other tenants or parties with interests in or to the roof space, to use the roof ("Roof Space") of the Building located in an area designated by Landlord and only for the purpose of installing telecommunication and related equipment approved by Landlord, which approval shall not be unreasonably withheld or delayed (the "Items"):

2.

Tenant shall pay Landlord, as Additional Rent, for all electricity consumed by the Items as reasonably estimated by Landlord's engineer, within thirty (30) days after Landlord bills the same from time to time.

3.

Landlord shall permit Tenant reasonable access to the Roof Space for the purposes permitted hereunder, during normal business hours at the Building upon reasonable advance notice and scheduling through Landlord's management and security personnel. Access after normal business hours may be granted by Landlord in its reasonable discretion, and for such reasonable charges as Landlord shall impose. Landlord reserves the right to enter the Roof Space, without notice, at any time for the purpose of inspecting the same, or making repairs, additions or alterations to the Building, or to exhibit the Roof Space to prospective tenants, purchasers or others, or for any reason not inconsistent with Tenant's rights hereunder. In connection with exercising such rights, Landlord may require Tenant to temporarily disconnect the Items, if feasible. The exercise by Landlord of any of its rights under this Paragraph shall not be deemed an eviction or disturbance of Tenant's use of the Roof Space. Landlord shall work with Tenant to minimize disruption caused by such disconnecting of the Items.

4.

Tenant shall not install the Items, or thereafter make any alterations, additions or improvements to the Roof Space or the Items without Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Landlord shall approve or reject the proposed installation of the Items within a reasonable time after Tenant submits (I) plans and specification for the installation of the Items, (2) copies of all required governmental and quasi-governmental permits, licenses, and authorizations which Tenant will obtain at its own expense, and (3) a certificate of insurance evidencing the coverage required herein. The Items shall not, at any time, damage the structural integrity of the Building, interfere with any service provided by Landlord or any other party at the Project, or detract from the appearance of the Building. Landlord may require that any installation or other work be done under the supervision of Landlord's reasonable charges for such supervision. All installation or other work shall be performed in a good and workmanlike manner, in a manner so as to avoid damage to the Building and in accordance with all Laws.

5.

Upon tennination of the Lease, by expiration or otherwise, Tenant shall promptly disconnect and remove the Items and fully repair any damage to the Roof Space resulting from such removal. Tenant shall promptly and properly repair (or at Landlord's option. pay Landlord's reasonable charges for repairing) during the Tenn and upon tennination

(0002176SS f

of the Lease or this License, any roof leaks or other damage or injury to the Roof Space, or the Building (or contents thereat) demonstrably caused by Tenant's use of the Roof Space or its installation, use, maintenance or removal of the Items. lf Tenant does not immediately repair any suck leaks, damage or injury, or does not remove the Items when so required. Tenant hereby authorizes Landlord to make such repairs or remove and dispose of the Items and Tenant shall promptly pay Landlord's reasonable charges for doing so. Landlord shall not be liable for any property so disposed or removed by Landlord.

6.

Landlord does not represent or warrant that use of the Roof Space hereunder will comply with an applicable Laws, or that the Roof Space will be suitable for Tenant's purposes. Tenant agrees that Tenant has inspected the Roof Space and agrees the same hereunder "as is". Tenant shall at all times comply with any applicable Laws pertaining to Tenant's use of the Roof Space or the Items.

7.

Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, claim, damage, liability or expense which Landlord may incur as a direct or indirect result of Tenant's use of the Roof Space or Items, including but not limited to, attorney's fees, whether or not any legal action is instituted. This indemnity obligation shall include Landlord's partners, officers, directors, trustees, beneficiaries, affiliates and agents ("Indemnitees").

8.

Tenant shall not use the Roof Space or the Hems so as to interfere in any way with the ability of Landlord or the tenants and occupants of the Project and neighboring properties to receive radio, television, telephone, microwave, short-wave, long-wave or other signals of any sort that are transmitted through the air or atmosphere, nor so as to interfere with the use of electric, electronic or other facilities, appliances, personal property and fixtures, nor so as to interfere in any way with the use of any antennas, satellite dishes or other electronic or electric equipment or facilities currently or hereafter located on the roof or any floor or area of the Building.   Landlord shall attempt to impose and enforce upon other tenants (if any) hereafter installing satellite dishes on the roof or otherwise using the Roof Space for electronic communications requirements similar to those set forth above in this Paragraph 8, but Landlord shall have no liability to Tenant if any electrical interference affecting Tenant shall nevertheless occur.

9.

lf the Roof Space, Building or Items are materially damaged by fire or other casualty and Landlord does not restore the Roof Space or the Building, this Agreement shall terminate as of the date of such damage, subject to any provisions hereof which by their terms or reasonable implication shall survive such termination.   Landlord shall have no obligation to provide substitute space on the roof or to repair or restore the Roof Space or Building. ln the event of such damage, Tenant shall look solely to its insurers for any claims that Tenant may have in connection with such damage or destruction.

10.

This agreement creates a license. Landlord agrees not to revoke this license until the Term (including any options to renew thereunder validly exercised) expire or is sooner terminated, or shall default under this License and fail to cure within IO days after written notice, or shall Default under the terms of the Lease. In any such events, Landlord may

{00011765 s I

also discontinue providing electricity to the Items. Tenant's rights under this License shall not be assignable, nor may Tenant sub-license its rights under this License. Tenant may not let any other party tie into or use the Items or the Roof Space, and Tenant may not transmit or distribute signals through the Items to any parties not affiliated with Tenant. The rights granted herein are personal to Tenant. Any default by Tenant under this license shall also be a default under this Lease.

Landlord shall have the right to terminate this license upon ten (10) days written notice to Tenant in the event of a material interference with Tenant's use of the Items on such Roof Space caused by the use of any equipment by other tenants or parties with interest in or to the Roof Space, unless such interference shall be eliminated, by Tenant within such ten (I 0) day period.

I00021765 5  I

EXfflBIT H

PARKING

!00021765 s I

Proposed landscape and parking lot demo

ID

LANO USE: RC (REGIONAi. CENTER)

ZONE RC-TO(REGIONAi.CENTER • TRANSIT ORIENTED>

TOTAL SITE SF= 201,683 SF (4.63ACRES) REQUIRED 15% MIN.LANDSCAPE• 30,252 SF

CURRENT ESTIMATED LANDSCAPE• 54,5-40 SF (27.04%1 MAXIMUM ALLOWEDREMOVALOF EXISTING LANDSCAPE= 24,288SF

PROPOSED REMOVAL OFEXISTING LANDSCAPE• 6.675SF

PROPOSED ADDEOLANDSCAPE• 301SF

(SEE NEXT PAGE FOR PROPOSEDLOCATIONS)

TOTAL ESTIMATED LANDSCAPE AFTER SITE MODIFICATION:

48,166 SF(23.88%)

LEGEND

REMOVED PARKING SPACE I

CURB

REMOVED LANDSCAPE

CREEKSIDE CORPORATE PARK - 8500 CREEKSIDE PROPOSED PARKING DEMO

SCALE. N.T.S.

ARCHITECTS

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PP 01 - PROPOSED DEMO

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PROJECT NUMBER

DATEISSUED:

ADDRESS:

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8500 SWCREEKSIDE

217174

05.3117

Proposed additional parking plan

SW STRATUS ST.
LANDSCAPE
SIDE WALK
24'-0" (MIN)
18'-6" (MIN)
(N 10)
(N 10)
(N 9)
(N 9)
(N 5)
(5)
(5)
(6)
(9)
(9)
(6)
(4)
(2)
(4)
(1)
(10)
(10)
(8)
(6)
TRASH
LOADING
LOADING
(1) (1)
24'-0" (MIN)
(5)
(N 7)
(N 7)
18'-6" (MIN)
24'-0" (MIN)
(4)
(8)
TRASH
(5)
(12)
(13)
(N 6)
LAKE
(11)
(16)

•,.

PROPOSED PARKING MODIFICATION ANALYSIS. EXISTING TOTAL PARKING COUNTr  191

'••,•.,

'••,•.,

EXISTING ADAPARKING= 7 (2 VAN ACCESSIBLE)

MAXIMUMPARKING FOR 'B'OCCUPANCY BUILDING'• 221 REQUIRED ADAPARKING =7 (2VAN ACCESSIBLE)

ACTUAL# OF PARKING SPACESSHOWI = 221 AOAPARKING• 7 (2 VAN ACCESSIBLE)

MINIMUM SHORT•TERM BIKE PARKING .a 8 MINIMUM LONG-TERM BIKE PARKING• 8

•NOTE

PER ZONE A DESCRIBEOINPLANNING COOECHAPTER 60.30.10. MAX.PARKING CALCUtATIONPER TABlE 60.30.10.5.A MIN.BICYCLEPARKING CALCULATION PER TABLE 60.30.10.5.B

LEGEND

NEW CURB I PARKING SPACE NEW LANDSCAPE

'• --

)

/

CREEKSIDE CORPORATE PARK•8500 CREEKSfDE PROPOSED PARKING MOD/FICATION

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f'a111111dORW2111

ARCHITECTS m.221.112'1•

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ADDRESS• PROJECT NUMBER: DATEISSUED:

H

E9

8500 SW CREEKSIDE

211174

05.31.17

tASlnc..111r1

PP 01 - PROPOSED PLAN

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EXHIBIT C

Inventory of Existing Furniture

22

155462073.4

HB: 4860-1276-1863.7

Detailed Inventory List For Fiserv

2nd Floor Inventory
Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
1	Workstation Chairs	60			Steelcase	Exc	2E005 main office
2	PED(box, file, top)	74	22H, 24D, 15 W	ML	Steelcase	Exc	2E005main office
3	Adjustable stool‐orange	10	18" diameter‐adj height		unk		2E005 main office
4	Trash Cans	66	15x10		unk		2E005 main office
5	Slide station(floor dividers)	8					2E005 main office
6	3 drawer lateral	2	18Wx40Hx72L		Steelcase		2E005 main office
7	Locker Cabinet	1	36x19x40		unk		2E005 main office
8	3 drawer laterw/top	1	36Wx40 T x72 L		Steelcase		2E005 main office
9	Adjustable Up Down	2			Veridesk		2E005 main office
10	File cabinets	2	22"x15"x27"		Steelcase		2E005 main office
11	Black Leather Ex chair	1			unk		2E005 main office
12	Cubicle Electric workstation	75	6'x6'		Steelcase		2E005 main office
	w/electric box, file PED&glass divider						2E005 main office
13	Table desk lamps	73			unk		2E005 main office
14	Bull pen workstation	8	60"x24"		Steelcase		2E005 main office

15	Tall Conf room chairs	10			Steelcase		2E002 side office
16	Audo Conf Tables	2	60"x60" ea	ML	unk		2E002 side office
17	White Board(glass)	1	48"x96"	Glass	Clarus		2E002 side office

18	White Board(glass)	1	48"x60"		Clarus		2E003 side office
19	Tall Conf room chairs	6			Steelcase		2E003 side office
20	D Conf Table	1	78"x48"		unk		2E003 side office

21	Cushion Chair Blue Rolling	3			unk		2E006 Huddle Room
22	Small Table	1	36x24x12H				2E006 Huddle Room

23	white board glass	1	60x48		Clarus		2E004 Huddle office
24	cushion chair blue rolling	2			unk		2E004 Huddle office
25	Table	1	36x24x12H		unk		2E004 Huddle office

26	white table	1	42"x42"				2E006 side office
27	chairs	4					2E006 side office

28	Audo Conf Tables	1	96x48x40				2E016 Conference Room
29	Tall Conf room chairs	6					2E016 Conference Room

Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
30	cushion chair blue rolling	3					2E009 Huddle Room
31	Table	1	36x24x12H				2E009 Huddle Room

32	Glass board	1	48"x60"				2E013 flex office
33	Modular desk/overhead/Ped/chair	1	56x24				2E013 flex office
34	Credenza	1	64x24				2E013 flex office
35	Guest chairs	2					2E013 flex office

36	Glass board	1	60x24				2E0014 fle office
37	Modular desk/overhead/Ped/chair	1	56x24				2E0014 fle office
38	Credenza	1	64x24				2E0014 fle office
39	Guest chairs	2					2E0014 fle office

40	Glass board	1	48"x96"				2C015 Conference Room
41	Audio Tables	2	48x48x29				2C015 Conference Room
42	Chairs	8					2C015 Conference Room

43	Bathroom small tables	2					Bathroom

44	Refrigerator	1					Lobby Refreshment area
45	Bar chairs	4					Lobby Refreshment area

46	Lobby Chairs	3					Lobby
47	Labby table	1	36" diameter				Lobby
48	Lobby Chairs	4					Lobby
49	Lobby table	2 2	60x32x15				Lobby
50	Lobby bench		12"x36"x12"				Lobby
51	Hassock	2	48" diameter				Lobby
52	Hassock	2	18" diameter				Lobby

53	Glass white board	1	96x48				2C005 Conference Room
54	Tables tied together	4	60x55x29				2C005 Conference Room
55	Chairs	16					2C005 Conference Room

56	Glass white board		96x48				2C004 Conference Room
57	Tables tied together	4	60x55x29				2C004 Conference Room
58	Chairs	16					2C004 Conference Room
59	Rolling aisle board	1	72"x48"				2C004 Conference Room

60	table	1					Side lobby
61	chairs	2					Side lobby

Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
62	Cubicle Electric workstation	62	6'x6'				2W001 Main Office
	w/electric box, file PED&glass divider						2W001 Main Office
63	Chairs	32					2W001 Main Office
64	Lamps	62					2W001 Main Office
65	Mats	16					2W001 Main Office
66	Bull Pen Stations & Chairs	8	60x24				2W001 Main Office
67	Orange Hassocks	7					2W001 Main Office
68	File Cabinet	1	72x40x18				2W001 Main Office
69	File Cabinet	2	48x48x24				2W001 Main Office
70	Garbage Cans	65					2W001 Main Office
71	Garbage Cans	70					2W001 Main Office
	File Cabinet	1	72x40x18				2W001 Main Office

73	Blue Sofa Couch	1	72Lx48Lx30H				2W005 Huddle

74	Table	1	48"x48"				2W004 Huddle
75	Chairs	2	Rolling				2W004 Huddle

76	Sofa Couch		72Lx48Lx30H				2W003 Huddle

77	Table	1	36x24x12				2W002 Huddle
78	Blue chairs	3					2W002 Huddle

79	Table	1	(2) 48x48				2W016 Conference Room
80	Chairs	8					2W016 Conference Room
81	Glasd Board	1	96x48				2W016 Conference Room

82	Table	1	(2) 48x48				2W015 Conference Room
83	Chairs	8					2W015 Conference Room
84	Glasd Board	1	96x48				2W015 Conference Room

85	Glass board	1	48"x60"				2W014 flex office
86	Credenza	1	56x24				2W014 flex office
87	Modular desk/overhead/Ped/chair	1	64x24				2W014 flex office
88	Guest chairs	2					2W014 flex office

89	Glass board	1	48"x60"				2W013 flex office
90	Credenza	1	56x24				2W013 flex office
91	Modular desk/overhead/Ped/chair	1	64x24				2W013 flex office

92	Guest chairs	2					2W013 flex office

Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Picture
93	Table	1	48x48			unk	2W019 Huddle
94	Chairs	4				unk	2W019 Huddle

95	Blue chair	1				unk	2W020 Mother's Room
96	Table‐white	1	12x15			unk	2W020 Mother's Room
97	Table	1	36x36			unk	2W020 Mother's Room
98	Small Refrigerator	1	24x24x24			unk	2W020 Mother's Room

99	Racks	1					2W021IDF

100	Table	1	36x24x12H			unk	2W023 Huddle
101	Chairs	3				unk	2W023 Huddle

1st Floor Inventory
Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
102	Table	1	48x48				Outer Lobby‐1C002
103	Chair	4					Outer Lobby‐1C002

104	Chair‐Gray	2	72x25x25				Lobby
105	Chair‐Stripe	2	71x48x17				Lobby
106	Chair‐Light Gray	1	74x24x17				Lobby

107	Table	8	48x48x29				1C012 Conference Room
108	Chairs	12					1C012 Conference Room
109	Small table	1	12" diameter				1C012 Conference Room

110	Table	8	48x48x29				1C011 Conference Room
111	Chairs	12					1C011 Conference Room
112	Small table	1	12" diameter				1C011 Conference Room

113	Table	8	48x48x29				1C010 Conference Room
114	Chairs	12					1C010 Conference Room
115	Small table	1	12" diameter				1C010 Conference Room

116	Table	8	48x48x29				1C009 Conference Room
117	Chairs	12					1C009 Conference Room

118	Small table	1	12" diameter				1C009 Conference Room

119	Table	1	76x48				1E003 Media Huddle
Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
120	Tall Chairs	6					1E003 Media Huddle
121	Glass Board	1	96x48				1E003 Media Huddle

122	Table	1	76x48				1E002 Media Huddle
123	Tall Chairs	8					1E002 Media Huddle
124	Glass Board	1	96x48				1E002 Media Huddle

125	Table	1	42x42				1E001 Media Huddle
126	Chairs	4					1E001 Media Huddle
127	Glass Board	1	96x48				1E001 Media Huddle

128	Table	1	76x48				1E006 Media
129	Chairs	6					1E006 Media
130	Glass Board	1	96x48				1E006 Media

131	Glass Board	1	96x48				IT Help
132	Cubicles	5	60x48				IT Help
133	Chairs	5					IT Help

134	Workstations	32					E007 main office 1
135	Bullpen	16					E007 main office 1
136	Chairs	31					E007 main office 1
137	Lamps	32					E007 main office 1

138	Table	1	96x36x36				Storage
139	Hood	1	48x96x14				Storage
140	Racks	4	48x18x72				Storage
141	Racks	2	36x18x86				Storage

142	Workstations	32					main office 1
143	Chairs	32					main office 1
144	Lamps	32					main office 1
145	Tall chairs	4					main office 1
146	worktable	1
147	3 drawer File Cabinets	4	36x36				main office 1
148	4 drawer File Cabinet	1	48x36x12				main office 1
149	Orange hassocks	8					main office 1
150	garbage Cans	70					main office 1
151	6 Drawer file cabinets	6	72x18				main office 1

152	Computer Racks	5	various				Data

153	Refrigerator Refrigerator	1		LG			Café
153		0					Café
Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
154	Refrigerator	1		Cresscor			Café
155	Small refrigerator	1					Café
156	Toaster	1					Café
157	Microwave	2					Café
158	Counter	2	78x46x34
159	Stacking chair	32					Café
160	Bookshelf	1	48x65				Café
161	Stools	18					Café
162	Table	9	42x30x30				Café
163	Love Seat	2	64x33x40				Café
164	sofa	2	60x35x32				Café
165	table	3	84x36x32				Café
166	Gray Chair	1					Café

167	Workstations	30					PSG Room Office
168	Chairs	10					PSG Room Office
169	lamps	30					PSG Room Office
170	File caboinets	3					PSG Room Office
171	orange hassocks	2					PSG Room Office

172	Pedestal desk	1					1E023 Flex office
173	Credenza	1					1E023 Flex office
174	Guest chairs	2					1E023 Flex office
175	Glass board	1					1E023 Flex office

176		1					1E022 Flex office
177	Credenza	1					1E022 Flex office
178	Guest chairs	2					1E022 Flex office
179	Glass board	1					1E022 Flex office

180	Chairs	22					Storage
181	Chair rack	1	36x87x12				Storage

182	Exam table	1	96x48x40				Wellness
183	Chairs	2					Wellness
184	Desk	2	76x29x33				Wellness
185	Chairs	2					Wellness

186	Bookshelf	1	30x15x66				Mailroom
187	Rack		36x86				Mailroom
188	Bookshelf		36x15x34				Mailroom

189	Desk	1	48x48				1C023 Conference Room
190	chairs	4					1C023 Conference Room
Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
191							Fitness Room

192	2 drawer File cabinet						Flex Section
193	Sectional couch		115x56x30				Flex Section
194	Workstations	48					Flex Section
195	Chairs	16					Flex Section
196	lamps	48					Flex Section
197	orange hassocks	4					Flex Section

198	Modular desk/overhead/Ped/chair						1W031 Office
199	Credenza						1W031 Office
200	Guest chairs						1W031 Office
201	Glass Board						1W031 Office

202	Modular desk/overhead/Ped/chair						1W030Office
203	Guest chairs						1W030Office
204	Guest chairs						1W030Office
205	Glass Board						1W030Office

206	Table						1W029 Media Huddle
207	Chairs	8					1W029 Media Huddle
208	Glass Board	1					1W029 Media Huddle

209	Couch	1	76x35x34				Living Room
210	Couch	1	76x35x34				Living Room
211	Tablke	1	36" diameter				Living Room
212	Chairs	2					Living Room

213	Rolling locker		76x25x68				Storage
214	Garbage Cans	80

215	Workstations	60					Commercial Enginmeering
216	chairs	31					Commercial Enginmeering
217	adjustable desk	1					Commercial Enginmeering
218	Lamps	50					Commercial Enginmeering

219	Orange hassocks	12					Commercial Enginmeering
220	File cabinets	11					Commercial Enginmeering
221	Chairs	3					Commercial Enginmeering
222	Table	1	36x12				Commercial Enginmeering

223	Bullpens	16					Commercial Enginmeering

224	Table	2	48x48				1W023 Team Office
Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
225	Chairs	10					1W023 Team Office
226	Glass Board	1	96x48				1W023 Team Office

227	Table	1	96x48				1W022 Team Office
228	Chairs	8					1W022 Team Office
229	Glass Board	1	96x48				1W022 Team Office

230	Sectional couch	1	50x50				1W016 Focus Room

231	Chair & hassack	1					1W015 Focus Room

232	Table	1	48x48				1W014 Huddle
233	Chairs	3					1W014 Huddle

234	Table	1	48x48				1W013 Flex
235	Chairs	3					1W013 Flex

236	Conf table	1	36: diameter				1W012 Office
237	Chairs	3					1W012 Office
238	Pedestal desk	1					1W012 Office
239	Guest Chairs	2					1W012 Office
240	Credenza	1					1W012 Office
241	Glass Board	1					1W012 Office

242	Table	1	96x48				1W011 Office
243	Chairs	10					1W011 Office
244	Glass Board	1	48x30				1W011 Office

245	Table	1	96x48				1W010 Office
246	Chairs	10					1W010 Office
247	Glass Board	1	48x96				1W010 Office

248	Sofa sectional	1	48x48				1W005 Office

249	Table	1	48x48				1W004 Huddle
250	Chairs	2					1W004 Huddle
251	Hassock	1					1W004 Huddle

252	Sectional couch	1	84x48				1W003 Huddle

253	Table	1	36x24				1W002 Huddle

254	Chairs	3					1W002 Huddle

255	Table	48x48					1C006 Phone
Item#	Item Description	Qty	Dimensions For Desks & Tables (LXW)	Materials: MDF=M Wood=W Metal=ML	(Mfr & Model; Freestand, etc.)	Condition	Location (s)
256	Chairs	2					1C006 Phone

257	Table	48x48					1C007 Phone
258	Chairs	2					1C007 Phone
259	Glass Board	36x36					1C007 Phone

EXHIBIT D

Form of Bill of Sale

BILL OF SALE

THIS BILL OF SALE (this “Bill of Sale”) is executed as of, 2021 (the “Effective Date”), by, a(“Assignor”) to and for the benefit of

, a(“Assignee”).

RECITALS

WHEREAS, ASSIGNOR intends to assign and convey unto ASSIGNEE that certain personal property as described herein.

NOW, THEREFORE, in consideration of the foregoing and One and No/100 Dollar ($1.00) and other good and valuable consideration in hand paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which are hereby acknowledged and confessed by ASSIGNOR, ASSIGNOR and ASSIGNEE hereby act and agree as follows:

1.Conveyance. ASSIGNOR does hereby ASSIGN, TRANSFER, CONVEY, SET OVER and DELIVER to ASSIGNEE, its successors and assigns, without recourse, representation or warranties, “as is, where is,” the personal property described on Schedule 1 attached hereto and incorporated herein by reference (the “Personal Property”).

2.AS IS, WHERE IS. ASSIGNEE acknowledges that it: (a) has conducted its own inquiry and investigation into, and based thereon, has formed an independent judgment concerning, the Personal Property; (b) has been furnished with or given access to such information about the Personal Property as it has requested; (c) has inspected the Personal Property; and (d) based on all such information has found the Personal Property to be in acceptable condition for the purpose of consummating the transfer contemplated by this Bill of Sale.   ASSIGNEE hereby releases and discharges ASSIGNOR and each of its former, current and future directors, officers, shareholders, predecessors, successors, assigns, affiliates, board members, agents, insurance carriers, attorneys, servants, and employees from each and every claim, cause of action, damages (including consequential damages) and demands, loss and expense, including, but not limited to, attorneys’ fees and costs, that it has or might have, in any way arising out of or in connection with the transfer of the Personal Property or ASSIGNEE’s possession, use, maintenance, transfer or disposal of the Personal Property. ASSIGNOR HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, CONDITION, QUALITY, DURABILITY, DESIGN, OPERATION, FITNESS FOR USE, OR SUITABILITY OF THE PERSONAL PROPERTY IN ANY RESPECT WHATSOEVER, INCLUDING ANY WARRANTY REGARDING THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT—IT BEING UNDERSTOOD AND AGREED THAT THE PERSONAL PROPERTY IS TO BE

23

155462073.4

HB: 4860-1276-1863.7

TRANSFERRED “AS IS” AND “WHERE IS” AND IN ITS CONDITION AS OF THE DATE

HEREOF. ASSIGNOR shall in no event be liable for any claim whatsoever by or through ASSIGNEE, or any third party, for any inoperability or failure of the Personal Property to perform as designed or intended, whether such claim is based in any form of warranty, contract, tort (including negligence), strict liability or otherwise and whether for direct, incidental, consequential, exemplary or other damages. ASSIGNOR neither assumes nor authorizes any person to assume for ASSIGNOR any liability in connection with the sale or resale or use or misuse of the Personal Property.

3.Miscellaneous. This Bill of Sale may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. This Bill of Sale shall be construed and enforced in accordance with and governed by the internal laws of the State of Wisconsin. This Bill of Sale shall bind and inure to the benefit of ASSIGNOR and ASSIGNEE and their respective successors and assigns. ASSIGNOR and ASSIGNEE each represents and warrants to the other that (i) it is fully empowered and authorized to execute and deliver this Bill of Sale, and (ii) it has authorized the individual signing this Bill of Sale on its behalf to do so. The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are reasonably necessary or useful in carrying out the purposes of this Bill of Sale. Facsimile or electronic (PDF or DocuSign) signatures shall be treated as if they are original signatures when attached hereto.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

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155462073.4

HB: 4860-1276-1863.7

IN WITNESS WHEREOF, this Bill of Sale is executed as of the Effective Date.

ASSIGNOR:

, a

By:

Name:

Title:

ASSIGNEE:

, a By:

Name: Title:

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155462073.4

HB: 4860-1276-1863.7

SCHEDULE 1 TO BILL OF SALE

Personal Property

26

155462073.4

HB: 4860-1276-1863.7

EXHIBIT E

Subtenant’s Gemini Lease

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155462073.4

HB: 4860-1276-1863.7

FULL SERVICE LEASE

Date: March 22, 2004

Lessor: PS Business Parks, L.P., a California Limited Partnership Lessee: Digimarc Corporation. a Delaware Corporation

I.	Lease Terms

I.	OJThe Premises is the Building whose address

!m- The Premises contains approximately rentabl

The Building contains approximatelyrentable square feet

R

." "A-2". The

Project is depicted on Exhibit "A-3" and contains approximately - .-.•feet. The Property is depicted on Exhibit "A-4" and is commonly referred tote P rk and contains approximately rentable square feet.

1.02Lessee's Notice Address: Lessee's Notice Address i stated in Paragraph 1.01 above.

1.04Lessee's Permitted Use: Lessee shall use the Premises and for no other purpose whatsoever: General office uses.

1.05Lease Term: The Lease Term commences on Sor such other date as is determined by the provisions of this Lease (the "Commencement Date" and ends on the final day of the

M1!! full calendar month thereafter.

1.06	Base Rent: Base Rent shall be paid monthly in the amo nts specified below:

$	Beginning	el!tember 112004	Ending	Februar1: 2812!!!!5
	Beginning	Marchl,2!!!15	Ending	Auau§t 31, 2005
S JJE	Beginning	Sel!tember 11 2!!!5	Ending	Ayaust JI, 2!!!16
S 6 ,1§2	Beginning	Sel!tember 11 2006	Ending	Auaust11 2007
UZJ2!!	Beginning	eptember 11 2!!!17	Ending	Ayaust ;!112!!!!§
U2sm	Beginning	e11tem r !, 211!!§	Ending	Auau§t 31, 2!!!!9

1..1.lamBeginning   el!tember 11 2009Ending   Auaust 31, 2010

Beginning Sel!ti:mber 11 2010Ending Auaust 3112!!11

1.07	Security Deposit: S 75~~1~~000.00
1.08	Initial Monthly Rent Charges: Base Rent $46,667.00.

1.09Proportionate Share: Lessee's Proportionate Share oft e Property, which represents the approximate Proportionate Share of the Premises to the Property, is •   2%. Lessee's Proportionate Share of the Project, which represents the approximate Proportionate Sh re of the Premises to the Project,

is 39,!)964%1 Lessee's Proportionate Share of the Building within whi h the Premises is located, which represents the approximate Proportionate Share of the Premises to the uilding, is !!!!!.%. Proportionate Share may be adjusted by Lessor during the Lease Term if the size of he Project, Premises or Building changes.

1.10Expense Base Year: lm-

1.12 Automatic Payments: Unless Lessor otherwise directs in writing, all payments of Base Rent and the monthly estimated payments of Lessee's Proportionate Sh re of Operating Expenses shall be made by electronic payment. Lessee shall execute such necessary a reasonable documents, provide such necessary and reasonable information, and follow such necessary and reasonable procedures as are requested by Lessor from time to time to facilitate such payments. If, y reason of insufficient funds or other reason, any such payment is not fully made and received, such vent shall be deemed a failure of Lessee to make the required payment. Payment shall be deemed mad by Lessee on the date funds are actually received by Lessor; provided, if Lessee is then in default, Less r shall have the right to return all or a part of any payment received within ten (10) business days of eipt, in which event the returned amount shall be deemed to have not been paid by Lessee or received by Lessor. Receipt of any funds pursuant to this Paragraph shall not constitute a waiver by Lessor of an Default by Lessee whether or not such Default is known to Lessor.

2.	Lease of Premises

2.01Lessor leases to Lessee, and Lessee leases from Less r, the Premises, upon the terms of this Lease. The Premises are leased "AS IS" except only for the imp vements, if any, which are to be constructed by Lessor pursuant to Exhibit "B." Any such improve ents to be constructed by Lessor pursuant to Exhibit "B" are herein referred to as "Lessor's Work." xcept as provided herein, Lessee acknowledges that neither Lessor nor any agent of Lessor has ma e any representation or warranty regarding the Premises. The square footages set forth in this Lease a approximate and agreed. Use of the terms "rentable" and '.'usable" is for convenience only and repres ts Lessor's interpretation of such terms. Lessor will deliver the Premises to Lessee with existing p umbing, electrical, fire sprinkler, lighting, air conditioning, heating and mechanical systems located in the Premises, if any, in good working condition.

2.02Lessor's Work, if any, shall be installed by Lessor in ompliance with all then applicable codes. Lessee, at its sole expense, agrees to comply with all laws, codes, ordinances and other legal requirements (including covenants and restrictions) applicable to the P mises (herein "Laws''); provided, however, that Lessor, in conjunction with the Lessor's work, shall ect any repairs and improvements required under any Laws as of the Commencement Date. Lessee agr   to cause the Premises to comply with all Laws, including by making any changes to the Premises n essitated by any Lessee activity, including but not limited to changes required by (a) any Lessee Impr vements or Lessee Alterations (as defined below), or (b) any use of the Premises or Property by Lessee; provided, Lessor reserves the right to accomplish such changes itself at the expense of Lessee. If any ac• vity of Lessee necessitates changes to the Project other than the Premises, then Lessor shall elect that ssor accomplish the same at the expense of Lessee or that Lessee accomplish the same at its own ex nse. Notwithstanding anything to the contrary herein, Lessee shall not be responsible for making a y structural modifications to the Premises except to the extent Lessee's space plan requires structural ifications.

2.03If for any reason Lessor cannot deliver possession o the Premises three (3) weeks prior to the estimated Commencement Date of the Lease Term, Lessor wi not be subject to any liability nor will the validity of this Lease be affected in any manner. Rather, e Commencement Date shall be delayed until three (3) weeks after delivery of possession to allow   see to fixturize the Premises in which event the expiration date of the Lease Term shall be extended to include the same number of full calendar months as set forth in Paragraph 1 above (plus any partial mt month); provided, in the event delivery of possession is delayed by any act, omission or request of Lessee, then the Premises shall be deemed to have been delivered (and the Commencement Date shall cur) on the earlier of the actual date of delivery or the date delivery would have occurred absent the numb r of days of such delay attributable to Lessee and the term shall then be for such number of full cale dar months (plus any partial first month). If for any reason possession of the Premises is not delivere on the scheduled Commencement Date set forth in Paragraph I above, Lessee may a) receive two (2) ays free rent for each day of delay beyond the scheduled commencement date, and b) terminate this. se by written notice given after a forty-five (45) day period beyond the scheduled commencement dat but prior to delivery of possession; provided, such forty-five (45) day period shall be extended by (a) the number of days of delays attributable to Lessee (including but not limited to delays in approv s of plans or cost estimates, delays related to changes in plans requested by Lessee whether or not ap roved by Lessor, delays caused by Lessee installing any "Lessee Improvements," delays caused by oth r early entry or early occupancy by Lessee, and/or other delays attributable to Lessee), plus (b) the n mber of days of delays caused by events beyond the reasonable control of Lessor (including but n limited to fire, earthquake, other casualty, inclement weather, acts of God, shortages of labor or ma erial, lead times on ordered items, strike, acts or omissions of government, and/or delays in government I permits, inspections or approvals). Any such termination shall be without liability of Lessor to Lessee. ny such termination by Lessee shall be Lessee's sole remedy for delay in delivery of possession.

2.04Upon expiration or termination of this Lease, Less agrees to return the Premises to Lessor in the same condition as received by Lessee, normal wear nd tear excepted, with all• removal, repair, and restoration duties of Lessee being fully performed.

2.05Upon request made by Lessor following the Comm ncement Date, Lessee shall execute and deliver an agreement setting forth the Commencement Date, e date upon which the Lease Term

2

shall expire, and such other matters regarding the commencement of thi Lease as Lessor shall request. If Lessee, with Lessor's prior written consent, occupies the Premises p •or to the Commencement Date, Lessee's occupancy of the Premises shall be subject to all the provision of the Lease. Early occupancy of the Premises shall not advance the expiration date of the Lease.

3.	Base Rent

On or before the first day of each calendar month  of the Leas Term, Lessee will pay to Lessor the Base Rent for such month.  Base Rent for any first partial month a  d for the first full calendar month of the Lease Term, is due and payable upon due date called for in this ase. Security deposit is due and payable upon Lease execution. Monthly rent for any partial calendar onth will be prorated. All sums payable by Lessee to Lessor hereunder shall be deemed rent. Base Ren and all other amounts required to be paid by Lessee hereunder shall be paid without deduction or offset a d without prior notice or demand. All such amounts shall be paid in lawful money of the United State  of America and shall be paid to Lessor at the address stated herein or to such other persons or to uch other places as  Lessor may designate in writing from time to time. Amounts payable hereunder s all be deemed paid when actually received by Lessor.

4.	Additional Rent

4.01Unless otherwise specifically stated in this Lease, an   charge payable by Lessee under this Lease other than Base Rent is called "Additional Rent." The term 'rent" whenever used in this Lease means Base Rent, Additional Rent and/or any other monies payable y Lessee under the terms of this Lease.

4.02"Operating Expenses" as used herein shall include all costs and expenses related to the ownership, management, operation, maintenance, replacement, improv ment and repair of the Premises, Building, Project and/or Property, or any part thereof, incurred by Less r including but not limited to: (I) Property supplies, materials, labor, equipment, and tools; (2) Lessor-inc rred Utility and Service Costs (as further described in Paragraph 4.03B below), security, janitorial, trash moval, and all applicable service and maintenance agreements; (3) Property related legal, accounting and consulting fees, costs and expenses, including but not limited to the cost of contests of Re I Property Taxes;  (4)  Insurance Premiums for all policies deemed reasonably necessary by Lessor an or its lenders, and all deductible amounts under such policies (as further described in Paragraph 4.03C elow); (5) costs and expenses of operating, maintaining, and repairing the Property, including but not Ii ited to all interior areas and also driving, parking, loading, and other paved or unpaved areas (including ut not limited to, resurfacing and striping and any snow and ice removal Lessor elects to conduct), la dscaped areas (including but not limited to, tree trimming), building exteriors (including but not limited to, painting and roof work), signs and directories, and lighting; (6) capital improvements and replacemen s (including but not limited to, all financing costs and interest charges); (7) compensation (including but not limited to, any payroll taxes, worker's compensation for employees, and customary employee b nefits) of all persons, including independent contractors, who perform duties, or render services on b alf of, or in connection with the Property, or any part thereof, including but not limited to, Property op rations, maintenance, repair, and rehabilitation; (8) Property management fees not exceeding 5% of An ual Base Rent.and the reasonable cost of providing space used by the Property manager; and (9) Real Pr  perty Taxes (as further described in Paragraph 4.03A, below). All Operating Expenses other than Real perty Taxes, Utility and Service Costs, and Insurance Premiums, are herein referred to as Common Are   Expenses (CAM).   Any increases in CAM expenses shall be limited to a non-cumulative 5% per year. In addition, in the event Lessor effects any capital improvements  or replacements,  the cost of the s me shall be amortized over the number of years equal to the useful life of any such capital improvemen s or replacements.

4.03A "Real Property Taxes" shall include any fee, license fe , tax, levy, charge, or assessment (hereinafter individually and/or collectively referred to as "Tax") imp sed by any authority having the direct or indirect power to tax and where such Tax is imposed against e Property, or any part thereof, or Lessor in connection with its ownership or operation of the Property, in luding but not limited to: (l) any Tax on rent or Tax against Lessor's business of leasing the Property; (2) any Tax by any authority for services or maintenance provided to the Property, or any part thereof, including but not limited to, fire protection, streets, sidewalks, and utilities; (3) any Tax on real estate or personal property levied with respect to the Property, or any part thereof, and any fixtures and equi ment and other property used in connection with the Property; (4) any Tax based upon a reassessment f the Property due to a change in ownership or transfer of all or part of Lessor's interest in the Prop rty; and, (5) any Tax replacing, substituting for, or in addition to any Tax previously included in this d finition. Real Property Taxes do not include Lessor's federal or state net income taxes.

4.03B "Utility and Service Costs" shall include all Lessor inc rred utility and service-costs and expenses including but not limited to costs related to water and plumbi g, electricity, gas, lighting, steam, sewer, waste disposal, and HYAC, and all costs related to plumbing mechanical, electrical, elevator, HYAC, and other systems.

3

4.03C "Insurance Premiums" shall include all insurance premiums for all insurance policies maintained by Lessor from time to time related to the Property.

4.04Throughout the Lease Term following the Base Year, Lessee will pay as Additional Rent its Proportionate Share (of the Project and/or Building, as designated from time to time by Lessor) of the amount by which total Operating Expenses in each calendar year exceed total Operating Expenses for the Base Year, subject to the limitation set forth in Section 4.02 above. Estimated payments shall be made monthly on or before the first day of each calendar month each in the amount of Lessor's then current estimate as outlined below. Lessee's Proportionate Share will be prorated for partial months. All Operating Expenses will be adjusted, at the election of Lessor, to reflect 100% occupancy during any calendar year in which the Project is not fully occupied (in which event Operating Expenses for the Base Year shall also be so adjusted).

4.05Lessee's Proportionate Share of Operating Expenses shall be determined and paid as follows:

4.05A. Lessee's Operating Expense estimates: On or about April l" of each calendar year, Lessor will provide Lessee with a statement of: (I) Lessee's annual share of estimated Operating Expenses in excess of Base Year Operating Expenses for the then current calendar year; (2) Lessee's monthly Operating Expense estimate for the then current year; and, (3) Lessee's retroactive estimate correction billing (for the period of January I" through the date immediately prior to the commencement date of Lessee's new monthly Operating Expense estimate) for the difference between Lessee's new and previously billed monthly Operating Expense estimates for the then current year.

4.05B. Lessee's Proportionate Share of actual annual Operating Expenses: Each year, Lessor will provide Lessee with a statement reflecting the total Operating Expenses for the previous calendar year. If the total of Lessee's Operating Expense estimates billed for the previous calendar year are less than Lessee's Proportionate Share of the actual Operating Expenses in excess of Base Year Operating Expenses, the statement will indicate the payment amount and date due. If Lessee has paid more than its Proportionate Share of excess Operating Expenses for the preceding calendar year, Lessor will credit the overpayment toward Lessee's future Operating Expense obligations. Monthly Operating Expense estimates are due on the I" of each month and shall commence in the month specified by Lessor. Lessee's retroactive estimate correction, and actual annual Operating Expense charges, if any, shall be due, in full, on the date(s) specified by Lessor.

4.06Unless Lessor otherwise elects, Lessee shall pay each Operating Expense in accordance with Lessee's Proportionate Share of the Building or Lessee's Proportionate Share of the Project, whichever is designated by Lessor. Lessor shall have the right to make allocations ("Allocations") to Lessee of any one or more Operating Expenses on a different basis. Lessor shall have the right to make any such Allocations in any manner which Lessor deems reasonable (including use of estimates). For example, if Lessor deems it reasonable to do so, Lessor shall have the right to elect at any time and from time to time (a) to make any Allocation of one or more Operating Expenses based upon Lessee's Proportionate Share of the Building and to make other Allocations on Lessee's Proportionate Share of the Project, (b) to make Allocations of certain Operating Expense items among less than all lessees and/or other than based upon the respective square footages of the lessees, (c) to make different Allocations for different Operating Expenses, and/or (d) to alter an Allocation or the method of determining an Allocation from time to time. In no event shall Lessor be liable to Lessee based upon any incorrect or disputed Allocation nor shall Lessee have any right to terminate this Lease by reason of any such Allocation.

4.07In the event Lessee wishes to audit any Operating Expense charge, such an audit shall be limited to an audit of the annual statement delivered under Paragraph 4.05B abpve. Such audit shall be performed only if, at the time of the audit request and at all times thereafter to and during the course of the audit, Lessee has paid in full all Operating Expenses billed and is not in Default (as defined in Section

20.02 below). Any audit shall be conducted at a time and location designated by Lessor. Lessor and Lessee agree that any Lessee audit must be requested by Lessee by written notice given within six (6) months of the date that Lessor provides the applicable annual statement under Paragraph 4.05B above, and must be completed by Lessee within thirty (30) days of its written notice requesting the audit; if Lessee does not give such written notice within the period of time allowed, or fails to complete the audit within the time allowed, Lessee's right to audit is waived, and the Operating Expenses, as billed, including all calculations used as the basis for Lessor's charges (including any "Allocations" and any applicable Expense Base Year or expense stop calculations), shall be deemed conclusive and final for all purposes under this Lease. All calculations by Lessor of Operating Expenses for the Expense Base Year shall be conclusive and final, and Lessee shall have no right to audit the same, except only Lessee may audit the same as part of an audit of Operating Expenses for the first Expense Comparison Year. Any audit shall be conducted only by Lessee and the CPA then used by Lessee for the preparation -of its tax returns and financial statements; no agent of Lessee employed in connection with the audit shall be employed on any contingent payment basis. Lessee shall maintain as strictly confidential, and shall cause its auditor to execute in favor of Lessor a confidentiality agreement (in form prepared by Lessor)

4

regarding, all financial information audited, the results of any such audit, and the resolution of any disputed issues arising in connection with such audit. Lessor shall not be bound by the result of any such audit. If the parties do not agree upon the inclusion or amount of any Operating Expense charged by Lessor, the sole remedy of Lessee shall be to conduct an audit within the time specified in this Lease and, if still in disagreement with Lessor, to submit the matter to arbitration pursuant to Section 27.J 7 below within thirty (30) days after completion of the audit to request an adjustment to any disputed Operating Expense item to cause the same to not exceed the amount that Lessor has the right to collect hereunder for such item. In no event will this •Lease be terminable nor shall Lessor be liable for damages based upon any disagreement regarding or adjustment of Operating Expenses.

5.	Late Charges

If any sum payable by Lessee to Lessor is not received by Lessor within five (5) days after it becomes due, Lessee shall pay a late charge equal to fifty dollars ($50.00) or five (5%) of the then delinquent amount, whichever is greater. A fifty dollar ($50.00) handling fee will be paid to Lessor by Lessee for each bank returned check, and Lessee will be required to make all future payments to Lessor by wire or electronic transfer or by cashier's check. The acceptance of late charges and returned check charges by Lessor will not constitute a waiver of Lessee's Default nor any other rights or remedies of Lessor. Lessee shall not be in default of this Lease the first time in a twelve (12) consecutive month period that Lessee fails to pay rent when due so long as Lessee pays such overdue rent within five (5) days of written notice from Lessor that such overdue amount is due.

6.	Security Deposit and Financial Reporting

6.0I Upon Lessee's execution of this Lease, Lessee will deposit with Lessor an initial Security Deposit in the amount specified in Paragraph 1 as security for Lessee's full and faithful performance of every provision under this Lease. Lessor will not be required to keep the Security Deposit separate from its general funds and has no obligation or liability for payment of interest thereon (except when required by law). Lessee hereby grants to Lessor a security interest in the Security Deposit. Lessee will not have the right to apply any part of the Security Deposit to any amounts payable under the terms of this Lease nor is it a measure or limitation of Lessor's damages in event of a Default by Lessee. If Lessee fails to pay any rent due herein, or otherwise is in Default of any provision of this Lease, Lessor may, without waiver of the Default or of any other right or remedy, use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Lessor or to compensate Lessor for any loss or damage suffered by Lessee's Default. Within five (5) days after written notification by Lessor, Lessee will restore the Security Deposit to the full amount required under this Lease.

6.02 Within ten (10) days after written request from Lessor but not more often than annually, Lessee shall deliver to Lessor such financial statements as Lessor reasonably requests regarding Lessee or any assignee, subtenant, or guarantor of Lessee. Lessee represents and warrants to Lessor that each financial statement is a true and accurate statement. Lessor shall use such statements only for valid business purposes. Lessor shall have the right to make such financial statements and the other contents of its files available to law enforcement or other governmental agencies upon request

7.	Use of Premises

7.01The Premises will be used and occupied only for Lessee's Permitted Use. Lessee will, at its sole expense, comply with all conditions and covenants of this Lease, and all Laws. Lessee will not use or permit the use of the Premises, the Property or any part thereof, in a manner that is unlawful, diminishes the appearance or aesthetic quality of any part of the Property, creatc.s waste or a nuisance, or causes damage to the Property. Lessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises nor take or permit any other action in the Premises that would endanger, annoy, or interfere with the operations of, Lessor or any other tenant of the Project. Lessee shall obtain, at its sole expense, any permit or other governmental authorization required to operate its business from the Premises. Any animals, excepting guide dogs, on or about the Property or any part thereof are expressly prohibited.

7.02In the event of any excessive trash in or outside the Premises, as determined by Lessor in its sole discretion, Lessor will have the right to remove such excess trash, charge all costs and expenses attributable to its removal to Lessee. Lessee will not cause, maintain or permit any outside storage on or about the Property without prior written consent by Lessor. 1n the event of any unauthorized outside storage by Lessee, Lessor will have the right, without notice, in addition to such other rights and remedies it may have, to remove any such storage at the expense of Lessee.

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8.	Parking

AU parking will comply with the terms and conditions of this Lease and the parking rules and regulations included in Exhibit "D." Lessee will have a non-exclusive privilege to use of one-hundred eighty (180) parking spaces designated by Lessor for public parking and four (4) designated visitor parking spaces at the entry to the Premises. Vehicles parked in public parking areas will be no larger than full-sized passenger automobiles or standard pick-up trucks. Lessor reserves the right, without notice to Lessee, to tow away at Lessee's sole cost and expense any vehicles parked in any parking area for any continuous period of 24 hours or more, or earlier if Lessor, in its sole discretion, determines such parking to be a hazard or inconvenience to other lessees or Lessor, or violates any rules or regulations or posted notices related to parking. Lessor shall not be responsible for enforcing Lessee's parking rights against third parties. From time to time, Lessor reserves the right, upon written notice to Lessee, to change the location, the availability and nature of parking spaces, establish reasonable time limits on parking, and, on an equitable basis, to assign specific spaces with or without charge to Lessee as Additional Rent. The parking privileges granted to Lessee are personal to Lessee; Lessee shalJ not assign or sublet parking privileges.

9.	Utilities and Services

9.0	lSubject to the other provisions of this Lease, the following services are provided.

A.	Electricity, water, and elevator service (if elevators presently serve the Premises) are provided.

B.

Heating and air conditioning are provided 7:00 a.m. to 6:00 p.m. Monday through Saturday, except holidays. If Lessee desires such service during other hours, Lessee must prearrange the same with Lessor and pay an additional charge for such service.

C.	Five days per week janitorial service, periodic window cleaning, supplies for Building operation, and other customary services.

If Lessee uses any utility or service in excess of normal usage levels, as determined by Lessor in its sole discretion, Lessor shall have the right to charge Lessee for such excess use and to charge Lessee the cost to separately meter such use.

9.02Lessor will not be liable or deemed in Lessor Default, nor will there be any abatement of rent or right to terminate this Lease, for (a) any interruption or reduction of utilities, utility services or telecommunication services not caused by Lessor, (b) any telecommunications or other company (whether selected by Lessor or Lessee) failing to provide such utilities or services or providing the same defectively, and/or (c) any utility interruption in the nature of blackouts, brownouts, or rolling interruptions. Lessee agrees to comply with any energy conservation programs required by law or implemented by Lessor. Lessee acknowledges that utility and service costs and availability may fluctuate significantly, due to power shortages or other events and factors, and Lessee accepts the risks of such fluctuations. Lessor reserves the right, in its reasonable discretion, to designate, at any time, the utility and service providers for Lessee's use within the Property; no such designation shall impose liability upon Lessor.

9.03Lessee has satisfied itself as to the adequacy of any Lessor owned utility equipment and the quantity of telephone lines and other service connections to the Building available for Lessee's use.

10.	Lessee Improvements; Lessee Alterations and Mechanic's Liens

10.01Any improvements to be constructed in the Premises by Lessee prior to Lessee initialJy commencing use of the Premises are referred to throughout this Lease as "Lessee Improvements." All Lessee Improvements will be performed in accordance with the terms and conditions outlined in Exhibit "B" and also in accordance with the provisions set forth in this Paragraph IO regarding Lessee Alterations.

10.02The following provisions apply to "Lessee Alterations" which means and includes (a) any alterations or improvements to the Premises undertaken by Lessee (other than nonstructural installation of equipment or trade fixtures}, (b) any utility instalJations at the Premises undertaken by Lessee, and (c) any repair, restoration, replacement, or maintenance work at the Premises undertaken by Lessee whether or not Lessee is required to undertake such work pursuant to this Lease. Lessee shall not commence any Lessee Alteration without first obtaining the prior written consent of Lessor in each instance which consent may be withheld or conditioned in Lessor's reasonable discretion. Lessee shall submit such information regarding the intended Lessee Alteration as Lessor may reasonably require, and no request for consent shall be deemed complete until such information is delivered. The following provisions apply to alJ Lessee Alterations.

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(aJ   Lessee shall hire a licensed general contractor who, in tum, shall hire only licensed subcontractors. All work shall be conducted expeditiously and be completed within a reasonable time.

(b)

Lessee shall obtain all required permits and deliver a copy of the same to Lessor. Lessee shall install all Lessee Alterations in strict compliance with all permits, any plans approved by Lessor, and all conditions to Lessor's approval.

(c)

Unless Lessor elects otherwise in its applicable prior written consent, Lessee shall remove each Lessee Alteration at the end of this Lease or Lessee's right of possession and restore the Premises to its prior condition, all at Lessee's expense.

(d)

Lessee shall deliver to Lessor, within ten (JO) days following installation of each Lessee Alteration, (w) accurate, reproducible as-built plans, (x) proof of final inspection and approval by all governmental authorities, (y) complete lien waivers for all costs of the Lessee Alteration, and (z) a copy of a recorded notice of completion.

10.03Lessor shall have the right to inspect all Lessee Alterations. Lessee shall pay to Lessor a fee equal to 5% of total project cost up to $50,000 and 2.5% thereafter, to compensate Lessor for review of plans, inspection of work, and other activities regarding any Lessee Alterations. Approval of any plans or inspection of any work is for the sole benefit of Lessor and is not a representation by Lessor that any work is suitable or complies with applicable requirements. Lessor's approval of any Lessee Improvements and Lessee Alterations and/or Lessor's approval or designation of any general contractor, subcontractor, supplier or other project participant will not create any liability whatsoever on the part of Lessor.

I0.04 Lessee shall pay all costs of Lessee Alterations as and when due. Lessee shall not allow any lien to be filed. Lessee shall obtain advance lien waivers and third-party beneficiary agreements from all contractors, subcontractors, suppliers, and others providing equipment, labor, materials, or services, in the form required by Lessor. If any lien is filed, then, without waiver of any other right or remedy, Lessor shall have the right to cause such lien to be removed by any means allowed by law, including bond, deposit, and/or payment of the underlying claim. All sums expended by Lessor in coMection with such lien and/or its removal, including attorney fees, shall be immediately due from Lessee to Lessor, together with interest at the rate of 12%.

10.05All Lessee Improvements and Lessee Alterations are part of the realty and belong to Lessor. Lessee shall be solely responsible to insure all Lessee Alterations and to restore the same following any casualty. As a condition of Lessor consenting to any Lessee Improvements or Lessee Alterations, Lessor reserves the right, at any time to elect to make Lessee the owner of all or any specified part of the Lessee Improvements or Lessee Alterations and/or to require Lessee, upon termination of this Lease, to remove none, all, or part of the same at its sole cost and expense. The provisions of this Paragraph shall survive the termination of this Lease.

10.06Notwithstanding any other provision of this Lease, Lessee shall remove, at or prior to the expiration or termination of this Lease, at its expense, all wiring and cabling installed at the Premises which shall have been installed by Lessee or which Lessor shall have installed pursuant to this Lease or at the request of Lessee. Such wiring and cabling shall include but not be limited to (a) wiring and cabling above the ceiling panels, behind or within walls, and under or within floors, (b) wiring and cabling for voice, data, security or other purposes, (c) wiring and cabling installed pursuant to this Paragraph 10, pursuant to Exhibit B, or otherwise, and (d) all related installations, equipment aqd items whatsoever.

11.	Repairs

I1.01 Subject to Paragraph 11.02 below, Lessee shall, at all times and at its sole cost and expense, keep all parts of the Premises (including Lessee Improvements and Lessee Alterations) in good order, and in a neat, clean and safe condition. If Lessee does not perform required maintenance, Lessor shall have the right, without waiver of Default nor of any other right or remedy, to perform such obligations of Lessee on Lessee's behalf, and Lessee will reimburse Lessor for any costs incurred immediately upon demand.

11.02 Lessor shall perform all repairs required in the Premises. All costs incurred by Lessor in making such repairs shall be Operating Expenses; provided, Lessee shall reimburse Lessor for 100% of any such costs incurred by Lessor (a) due to the act or omission of Lessee (including but not. limited to clogging of plumbing, stain removal, and repair of damage to the Premises), or (b) for repairs or maintenance in excess of or other than routine Building standard repairs and maintenance as determined by Lessor in its reasonable discretion (for example, maintenance of any above standard dedicated HVAC unit, repair of built-in appliances, or periodic replacing of above standard light bulbs).

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12.	Insurance

12.0l Lessee will not do or permit anything to be done within or about the Premises or the Property which will increase the existing rate of any insurance on any portion of the Property or cause the cancellation of any insurance policy covering any portion of the Property. Lessee will, at its sole cost and expense, comply with any requirements of any insurer of Lessor.

12.02Lessee agrees to maintain policies of insurance described in this Paragraph. Lessor reserves the right, from time to time, to require additional coverage's (including, for example, flood insurance, if the Premises is located in a flood hazard zone), and/or to require higher amounts of coverage's. Any additional and/or higher must conform to reasonable industry standards. No insurance policy of Lessee shall have a deductible greater than $50,000.

(a)

(b)

Workers' Compensation Employer's Liability

Commercial General Liability

Combined single limit per occurrence this location

Statutory Requirements

Not less than $1,000,000.00 Not less than $1,000,000.00

Not less than $2,000,000.00 aggregate

The Commercial General Liability policies shall insure on an occurrence and not a claims-made basis and cover the Premises, Project and Property. Such policies shall cover liability arising from premises, operations, independent contractors, products-completed operations, personal injury, advertising injury and liability assumed under an insured contract (specifically insuring performance of the indemnity obligations of Lessee hereunder); such policies shall not be excess.

(c)	Automobile Liability

single limit including property damage

Not less than $300,000.00 combined

(d)

"Causes of Loss -- Special Form" coverage including endorsements for flood coverage, earthquake sprinkler leak coverage, and such endorsements and supplemental as Lessor may require from time to time. This insurance coverage must be upon the Premises and all property owned by Lessee, for which Lessee is legally liable, which Lessee is obligated to repair and restore hereunder, and/or which was installed at the expense of or at the request of Lessee, including but not limited to, any Lessee Improvements, Lessee Alterations, furniture, fixtures, equipment, installations and any other personal  property of Lessee, in an amount not less than their full replacement value. All proceeds of this insurance shall only be used for the repair and replacement of property so insured; Lessee hereby assigns to Lessor all its rights to receive any proceeds of such insurance policies attributable to any Lessee Improvements and Lessee Alterations if this Lease is terminated due to damage or destruction.

The limits of the insurance coverage required under this Lease will not limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee will be primary to, and non-contributory with, Lessor's insurance, and contain cross-liability endorsements and will in addition to the above coverage specifically insure Lessor against any damage or loss that may result either directly or indirectly from any default of Lessee under Paragraph 14 (Hazardous Materials) herein. Any similar insurance carried by Lessor will be considered excess insurance only.

12.03Lessee will name Lessor (and, at Lessor's request, any mortgagee) and Lessor's agents as additional insured's on all insurance policies required of Lessee under this Lease, other than Worker's Compensation, Employer's Liability, Automobile Liability, and Fire and Extended coverage (except on Lessee Improvements or Lessee Alterations to the Premises for which Lessor shall be named  an additional insured) insuring Lessor and such other additional insured's regardless of any defenses the insurer may have against Lessee and regardless of whether the subject claim is also made against Lessee. All insurance policies carried by Lessee will permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy, and will release Lessor (and Lessor's affiliates and subsidiaries, and  all officers, partners, directors, and employees of Lessor and/or of any such subsidiary or affiliate), from any claims for damage to any person, to the Property of which the Premises are a part, any existing improvements, Lessee Improvements and Lessee Alterations to the Premises, and to any furniture, fixtures, equipment, installations and any other personal property of Lessee caused by or resulting from, risks which are to be insured against by Lessee under this Lease, regardless of cause.

12.04Lessee will deliver to Lessor (and, at Lessor's request, to any mortgagee or to any other third party), simultaneously with its execution of this Lease and thereafter at least thirty (30) days prior to expiration, cancellation or change in insurance, certificates of insurance evidencing, at a minimum, the

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coverage specified in Paragraph I 2.02. All such certificates shall be in fonn and substance satisfactory to Lessor, shall affinnatively demonstrate all and requirements set forth in this Lease, shall contain no disclaimers of coverage, and shall include a finn and unconditional obligation to give to Lessor at least 10 days' prior written notice prior to cancellation or change in any coverage. All insurance required hereunder will be with companies licensed and authorized to do business in the state in which the Property is located and holding a "General Policyholders Rating" of" A VIII" or better, as set forth in the most current Best's Insurance Guide.

I 2.05 Lessor will secure and maintain insurance coverage in such limits as Lessor may deem reasonable in its reasonable judgment to afford Lessor adequate protection. The premiums for such coverage are "Insurance Premiums" under Paragraph 4.03C above. Any proceeds of such insurance shall be the sole property of Lessor to use as Lessor determines. Lessor makes no representation that the insurance policies and coverage amounts specified to be canied by Lessee or Lessor under the tenns of this Lease are adequate to protect Lessee. Lessee will provide, at its own expense, all insurance as Lessee deems adequate to protect its interests.

12.06 Without limiting the effect of any other waiver of or limitation on the liability of Lessor set forth herein, and except as provided in Paragraph 13 and/or Paragraph 14 below, neither Lessor nor Lessee shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) for any loss of or damage to tangible property due to casualty regardless of negligence. For purposes of this Paragraph 12.06, "Lessor" shall include Lessor's affiliates and subsidiaries, and all officers, partners, directors, and employees of Lessor or of any such subsidiary or affiliate.

13.	Waiver of Claims and Indemnification

Lessee waives all claims against Lessor for any damage to any property in or about the Property, for any loss of business or income, and for injury to or death of any persons, regardless of the cause of any such loss or event or time of occurrence, except loss, injury or death caused by Lessor's gross negligence or willful misconduct. Lessee will indemnify, protect, defend and hold hannless Lessor from and against all claims, losses, damages, causes of action, costs, expenses and liabilities, including legal fees, arising out of Lessee's occupancy of the Premises or presence on the Property, the conduct of Lessee•s business, any Default by Lessee, and/or any act, omission or neglect of Lessee, its agents, contractors, employees, suppliers, licensees or invitees. For purposes of this Paragraph 13, "Lessor" shall include also Lessor's affiliates and subsidiaries, and all officers, partners, directors, and employees of Lessor or of any such subsidiary or affiliate.

14.	Hazardous Materials

14.01"Hazardous Materials" will mean any substance commonly referred to, or defined in any Law, as a hazardous material or hazardous substance (or other similar tenn), including but not be limited to, chemicals, solvents, petroleum products, flammable materials, explosives, asbestos, urea formaldehyde, PCB's, chlorofluorocarbons, Freon or radioactive materials. Lessee will not cause or pennit any Hazardous Materials to be brought upon, kept, stored, discharged, released or used in, under or about any portion of the Property by Lessee, or its agents without the prior written consent of Lessor, which consent may be withheld or conditioned in Lessor's sole discretion; provided, Lessee may bring into the Premises small amounts of Hazardous Materials (such as cleaning products and copy toner) which are readily available to Lessee by unregulated retail purchase if the same are necessary in Lessee's nonnal business operations. If Lessee brings any Hazardous Materials to the Premises or Property, with or without the prior written consent of Lessor (without waiver of the requirement of prior written consent), Lessee shall: (1) use such Hazardous Material only as is reasonably necessary to Lessee's business, in small, properly labeled quantities; (2) handle, use, keep, store, and dispose of such Hazardous Material using the highest accepted industry standards and in compliance with all applicable Laws; (3) maintain at all times with Lessor a copy of the most current MSDS sheet for each such Hazardous Material; and (4) comply with such other rules and requirements Lessor may from time to time impose. Upon expiration or earlier tennination of this Lease, Lessee will, at Lessee's sole cost and expense, cause all Hazardous Materials brought to the Premises or the Property by Lessee, its agents, contractors, employees, suppliers, licensees or invitees, to be removed from the Property in compliance with any and all applicable Laws.

14.02If Lessee or its agents violate the provisions of this Paragraph 14, or performs any act or omission which contaminates or expands the scope of contamination of the Premises, the Property, or any part thereof, the underlying groundwater, or any property adjacent to the Property, then Lessee will promptly, at Lessee's expense, take all investigatory and/or remedial action (collectively called "Remediation") that is necessary to fully clean up, remove and dispose of such Hazardous Materials and any contamination so caused and shall do so in compliance with any applicable Laws. Lessee will also repair any damage to the Premises and any other affected portion(s) of the Property caused by such contamination and Remediation.

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14.03Lessee shall immediately provide to Lessor written notice of any investigation or claim arising out of the use by Lessee of Hazardous Materials at the Propeny or the violation of any provision of this Paragraph 14 and shall keep Lessor fully advised regarding the same. Lessee shall provide to Lessor all repons regarding the use of Hazardous Materials by Lessee at the Property and any incidents regarding the same, regardless of whether any such documentation is considered by Lessee to be confidential. Lessor retains the right to panicipate in any legal actions affecting the Property involving Hazardous Materials.

14.04Lessee will indemnify, protect, defend and forever hold Lessor, its lenders and ground lessor, if any, and the Premises, the Property, or any portion thereof, harmless from any and all damages, causes of action, fines, losses, liabilities, judgments, penalties, claims, and other costs arising out of any failure of Lessee to observe any covenants of this Paragraph 14 of this Lease. All provisions of this Paragraph 14 shall survive the expiration of this Lease and any termination of this Lease or of Lessee's right of possession. For purposes of this Paragraph 14.04, "Lessor" shall include also Lessor's affiliates and subsidiaries, and all officers, partners, directors, and employees of Lessor or of any such subsidiary or affiliate.

15.	Lessor's Access

Lessor, its agents, contractors, consultants, servants and employees, will have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times upon reasonable notice to examine the Premises, perform work in the Premises, show the Premises, exercise any right or remedy, or for any other purpose. For each of these purposes, Lessor will at all times have and retain any necessary keys. Lessee will not alter any lock or install new or additional locks or bolts on any door in or about the Premises without obtaining Lessor's prior written approval and will, in each event, furnish Lessor with a new key. Access by Lessor will not give Lessee the right to terminate this Lease, and will be without abatement of rent or liability on the part of Lessor.

16.	Damage or Destruction

16.01If the Premises is damaged or destroyed by fire or other casualty, Lessee will immediately give written notice to Lessor of the casualty. Lessor will have the right to terminate this Lease following a casualty if any of the following occur by giving notice to Lessee within sixty (60) days of the casualty: (i) insurance proceeds actually paid to Lessor and available for use are not sufficient to pay the full cost to fully repair the damage; (ii) Lessor determines that the Premises or the Building cannot be fully repaired within 180 days; (iii) the Premises are damaged or destroyed within the last twelve (12). months of the Lease Term; (iv) Lessee is in Default of this Lease at the time of the casualty;

(v) Lessor would be required under this Lease to abate or reduce Lessee's rent for a period in excess of six (6) months if the repairs were undertaken; or (vi) the Project, or the Building in which the Premises is located, is damaged such that the cost of repair of the same would exceed 10% of the replacement cost of the same. If Lessor elects to terminate this Lease, Lessor will be entitled to retain all applicable Lessee insurance proceeds excepting those attributable to Lessee's furniture, fixtures, equipment, and any other personal property.

16.02lf this Lease is not terminated pursuant to Paragraph 16.01, Lessor will repair the Premises and this Lease shall continue. The repair obligation of Lessor shall be limited to repair of the Premises excluding any Lessee Improvements, Lessee Alterations, and any personal property and trade fixtures of Lessee. During the period of repair, rent will be abated or reduced in proportion to the degree to which Lessee's use of the Premises is impaired, as determined by Lessor, not to exceed the total amount of rent loss insurance proceeds, directly attributable to Lessee's Premises, Lessor has received. However, rent will not be abated if Lessee or any of its agents is the cause of the,casualty.

17.	Transfer (Assignment/Subletting)

17.01Lessee will not, voluntarily or by operation of law, assign, sell, convey, sublet or otherwise transfer all or any part of Lessee's right or interest in this Lease, or allow any other person or entity to occupy or use all or any part of the Premises (collectively called ''Transfer") without first obtaining the written consent of Lessor which may be withheld or conditioned by Lessor in its reasonable discretion. Any Transfer without the prior written consent of Lessor shall be void. Without limiting the generality of the definition of "Transfer," it is agreed that each of the following shall be deemed a "Transfer" for purposes of this Paragraph: (a) an entity other than Lessee becoming the tenant hereunder by merger, consolidation, or other reorganization; and (b) a transfer of any ownership interest in Lessee (unless Lessee is an entity whose stock is publicly traded). Lessee shall provide to Lessor all information requested by Lessor concerning a Transfer. If Lessor has not granted consent in writing to -a Transfer within thiny (30) days of Lessee's request hereunder and delivery of all such information, Lessor will be deemed to have rejected Lessee's request. In no event shall Lessee mortgage, encumber, pledge or assign for security purposes all or any part of its interest in this Lease. Notwithstanding the foregoing, Lessee may assign this Lease or sublease the Premises, in whole or in part, without the express written consent of

Lessor to: (i) any corporation into which or with which Lessee has merged or consolidated; (ii) any parent, subsidiary, successor, or affiliated corporation of Lessee; (iii) any corporation which acquires all or substantially all of the assets or issued and outstanding shares of capital stock of Lessee; (iv) any partnership, the majority interest of which shall be owned by the parent of Lessee; provided the resulting entity from such merger or consolidation or the transferee, other than a parent, subsidiary or affiliated corporation of Lessee, from any such acquisition, shall have a net worth not less than Lessee's prior to the merger, consolidation, or acquisition; and provided further any such assignee or successor shall agree in writing to assume and perform all of the terms and conditions of this Lease on Lessee's part to be performed from and after the effective date of such assignment or subletting, so long as the resulting entity's use of the Premises does not violate any provision of this Lease or any applicable governmental law, rule or regulation.

17.02In the event Lessor consents to a Transfer, the Transfer will not be effective until Lessor receives a fully executed agreement regarding the Transfer, in a form and of substance acceptable to Lessor, any documents or information required by such agreement (including any estoppel certificate and any subordination agreement required by any lender of Lessor), an amount equal to all attorneys fees and other expenses of Lessor incurred in connection with the Transfer, and a Transfer fee in an amount determined by Lessor (a minimum fee of $250 is payable). Lessee agrees to pay to Lessor an amount equal to all attorneys' fees and other expenses incurred by Lessor related to a request for consent to Transfer regardless of whether such consent is granted and regardless of whether the Transfer is consummated.

17.03Fifty percent (50%) of any consideration paid to Lessee solely for assignment of this Lease, less any reasonable brokerage commission and reasonable tenant improvements paid by Lessee with respect to such assignment, shall be immediately paid to Lessor. In the event of a sublease of all or a portion of the Premises, fifty percent (50%) of all rents payable by the subtenant in excess of rents payable hereunder (allocated on a per square foot basis in the event of a partial sublease) shall be immediately due and payable to Lessor; provided, excess rental shall be calculated taking into account straight-line amortization, without interest, of any reasonable brokerage commission less any reasonable tenant improvements paid by Lessee in connection with the subject sublease transaction.

17.04Lessor may, within thirty (30) days after submission of Lessee's written request for Lessor's consent to a Transfer, terminate this Lease (or, as to a partial subletting, terminate this Lease as to the portion of the Premises proposed to be sublet) as of the date the proposed Transfer was to be effective. If Lessor terminates this Lease as to only a portion of the Premises, then (a) this Lease shall cease as to such portion of the Premises, (b) Lessee shall pay to Lessor all Base Rent and other amounts accrued through the termination date relating to the portion of the Premises covered by the proposed Transfer (allocated on an equitable basis determined by Lessor), and (c) Lessee shall execute, upon request of Lessor, an amendment hereto setting forth matters related to such partial termination. Lessor may physically separate the recaptured portion of the Premises and lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Lessee.

17.05Regardless of whether consent by Lessor is granted in connection with any Transfer, no Transfer shall release Lessee from any obligation or liability hereunder; Lessee shall remain primarily liable to pay all rent and other sums due hereunder to Lessor and to perform all other obligations hereunder. Similarly, no Transfer, with or without the consent of Lessor, shall release any guarantor from its obligations under its guaranty. Upon any assignment or sublease, any rights, options or opportunities granted to Lessee hereunder to extend or renew the Lease Term, to shorten the Lease Term, or to lease additional space shall be null and void.

18.	Default

Time is of the essence in the performance of all covenants of Lessee. Lessee will be in Default if any of the following events occurs:

18.01Lessee fails to make within five (5) days of when due, any payment of Base Rent, Additional Rent, or any other monetary payment required to be made by Lessee herein and Lessee does not cure such failure within three (3) days after Lessor gives written notice of such failure to Lessee; provided, if Lessor has given such a written notice with respect to two (2) payments due in any calendar year, then the failure by Lessee to pay any other payment due in such calendar year, on or before the date when first due, shall be a Default hereunder without any written notice from Lessor and without any grace or cure period. Notwithstanding the foregoing, Lessee shall not be in default of this Lease the first time in a twelve (12) month period that Lessee fails to pay rent when due so long as Lessee pays such overdue rent within five (5) days of written notice from Lessor that such overdue amount is due.

18.02Lessor discovers that any representation or warranty made by Lessee or any guarantor was materially false when made or that any financial statement of Lessee or of any guarantor of this Lease given to Lessor was materially false.

I8.03 Lessee makes any general arrangement or assignment for the benefit of creditors, becomes a "debtor" in a bankruptcy proceeding, is unable to pay its debts or obligations as they occur, or has an attachment, execution or other seizure of substantially all of its assets located at the Property or its interest in this Lease.

18.04Lessee fails to observe, perform or comply with any of the non-monetary terms, covenants, conditions, provisions or rules and regulations applicable to Lessee under this Lease other than as specified above in this Paragraph 18; provided, if such failure is a curable failure, then such failure shall not be a "Default" unless Lessee does not cure such failure as soon as practicable possible but in no event later than thirty (30) days following written notice of such failure from Lessor; provided, however, that if said default cannot be cured within said thirty (30) day period using reasonable diligence, no Default shall be deemed to have occurred if Lessee commences action to cure the Default within said thirty (30) day period and diligently pursues a cure thereafter.

18.05Any guarantor becomes insolvent, becomes a "debtor" in a bankruptcy proceeding, fails to perform any obligation under its guaranty, or attempts to revoke its guaranty.

19.	Remedies of Lessor

19.01If Lessee fails to perform any duty or obligation of Lessee under this Lease, Lessor may at its option, without waiver of Default nor any other right or remedy, perform any such duty or obligation on Lessee's behalf. The costs and expenses of any such performance by Lessor will be immediately due and payable by Lessee upon receipt from Lessor of the reimbursement amount required.

19.02Upon a Default, with or without notice or demand, and without limiting any other of Lessor's rights or remedies, Lessor may:

(a)

Terminate this Lease and/or terminate Lessee's right to possession of the Premises. Upon any such termination, Lessee will immediately surrender possession of the Premises to Lessor. On termination of this Lease or Lessee's right of possession, Lessor will be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid rents which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been avoided; (iii) the worth at the time of the award of the amount by which the unpaid rents for the balance of the Lease Term after the time of award exceeds the amount of such rental Joss for such period that Lessee proves could be reasonably avoided; and (iv) the worth at the time of the award of any other amount necessary to compensate Lessor for all the damage proximately caused by Lessee's failure to perform its obligations under this Lease, including specifically the unamortized portion of all brokerage commissions paid in connection with this Lease and all costs of Lessor's Work (amortized without interest on a straight line basis over the initial Lease Term), and reimbursement of any free rent, deferred rent or other Lease execution inducement. The expiration or termination of this Lease, and/or the termination of Lessee's right to possession, will not release Lessee from any liability under this Lease.

(b)

Continue the Lease and Lessee's right to possession and recover rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Premises, removal or storage of Lessee's personal property or the appointment of a receiver to protect Lessor's interest under this Lease, will not constitute a termination of Lessee's right to possession.

(c)	Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

19.03The "worth at the time of award" referred to in Paragraph 19.02(a)(i), 19.02(a)(ii), and J9.02(a)(iv) will additionally include interest computed by allowing interest at the rate of 12% per annum (or, if lower, at the maximum rate allowed by law). The "worth at the time of award" referred to in Paragraph 19.02(a)(iii) will be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco in effect at the time of award, plus one percent (I%).

19.04No right or remedy conferred upon or reserved to Lessor in this Lease is intended to be exclusive of any right or remedy granted to Lessor by statute or common law, and each and every such right and remedy will be cumulative.

20.	Condemnation

If any portion of the Premises or any portion of the Building in which the Premises is located, or any portion of the Property which would substantially interfere with Lessor's ownership, or Lessor's or

Lessee• ability to conduct business is taken for any public or quasi-public purpose by any governmental authority, including but not limited to, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold in lieu of such taking, Lessor, at its option, may terminate this Lease without recourse by Lessee. If this Lease is not terminated, Lessor will promptly proceed to restore the Premises and/or any portion of the Property used in common by all lessees to substantially the same condition as prior to such taking allowing for any reasonable effects of such taking. Should a portion of the Premises be taken in a case where Lessor does not exercise its right to terminate this Lease, Lessor will abate the rent corresponding to the term during which, and to the part of the Premises which, Lessee is deprived on account of such taking. Any award for any taking or payment made in lieu of exercise of such power will be the property of Lessor, whether such award be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; however, Lessee will be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses.

21.	Estoppel Certificate

Lessee will execute and deliver to Lessor, within ten (10) days after written request from Lessor, a written Estoppel Certificate in form prepared by Lessor certifying: (i) that this Lease is unmodified and in full force and effect (or, if modified, specifying each such modification); (ii) the Commencement Date and expiration of the Lease Term; (iii) the absence or status of any rights of Lessee to renew, extend, or otherwise alter the Lease Term or to lease additional space or alter the definition of the Premises; (iv) the date to which rent and any other charges are paid in advance, if any; (v) that there are not, to Lessee's knowledge, any uncured Defaults on the part of Lessor, or stating the nature of any uncured Defaults; (vi) the current Base Rent amount and the amount and form of the Security Deposit on deposit with Lessor;

(vii) that Lessor has completed any promised improvements to the Premises and paid any promised improvement allowance (or detailing any work to be performed or allowance to be paid); and (viii) any other information requested, including but not limited to, any requested information regarding Hazardous Materials. Any such Estoppel Certificate may be relied upon by Lessor, and also by any actual or prospective buyer or lender of the Property and any other third party designated by Lessor (the "Beneficiaries"). If Lessee fails to execute and deliver such Estoppel Certificate within such ten (10) day period, then without waiver of Default or of any other right or remedy of Lessor, Lessor shall have the right to deliver to the Beneficiaries a completed Substitute Estoppel Certificate regarding this Lease certifying the matters which Lessee was requested to certify in the Estoppel Certificate. A notice enclosing a copy of the Substitute Estoppel Certificate shall be simultaneously sent to Lessee. Each statement in the Substitute Estoppel Certificate shall be deemed true, and shall be binding upon Lessee, unless Lessee provides, within five (5) days of the receipt of Lessor's notice, written notice addressed to Lessor and the Beneficiaries disagreeing with such statement on specific grounds.   Lessee shall defend and indemnify Lessor regarding any claim that a statement in the Substitute Estoppel Certificate to which Lessee did not so disagree is inaccurate.

22.	Notices

All communications and notices required under this Lease shall be in writing and shall be addressed to the respective address of the receiving party set forth in Paragraph 1 above. All notices to Lessee shall be given by reputable overnight courier, U. S. mail (First Class, postage prepaid), or hand delivery, and shall be deemed received (i) if mailed, on the earlier of actual receipt or three (3) days after such mailing, (ii) one business day following delivery by Lessor to such an overnight courier, or (iii) upon hand delivery. Any notice to Lessee may also be given by posting at the Premises and shall be effective upon such posting. Notices to Lessor shall be sent to Lessor by U. S. mail, postage prepaid, registered or certified mail with return receipt requested to the address indicated in Paragraph 1 and shall be deemed received five (5) days after such mailing. At any time during the Lease Term, Lessor or Lessee may specify a different Notice Address by providing written notification to the other..

23.	Holdover

If Lessee remains in possession of all or any part of the Premises with Lessor's prior written consent after the expiration or termination of this Lease or of Lessee's right to possession,  such possession will constitute a month-to-month tenancy which may be terminated by either Lessor or Lessee upon thirty (30) days written notice and will not constitute a renewal or extension of the Lease Term. If Lessee remains in possession after such expiration or termination without Lessor's prior written permission, such possession will constitute a tenancy-at-will terminable upon forty-eight (48) hours' notice by Lessor and will not constitute a month-to-month tenancy nor a renewal or extension  of the Lease Term. In the event of a month-to-month tenancy or tenancy-at-will under this Paragraph, Lessee's Base Rent will be two hundred percent (200%) of the Base Rent payable during the last month of the Lease Term, any other sums due under this Lease will be payable in the amounts and at the times specified in this Lease, and all options, rights of refusal, expansions and/or renewals shall be null and void. Any tenancy under this Paragraph will be subject to every other term, condition and covenant contained in this Lease. Lessee agrees to defend, indemnify and hold Lessor harmless from any claim or cause of action arising out of related to the failure of Lessee to surrender possession of the Premises to

Lessor upon the expiration of this Lease or upon any such termination. Notwithstanding the foregoing, Lessee shall have the option to holdover for a period of up to three (3) months following the expiration of the lease term at 115% of the last rent due under the terms of the lease.   Lessee shall be required to provide Lessor one-hundred eighty (180) days notice prior to lease the lease expiration date.

24.	Default by Lessor; Limitation of Liability; Real Estate Investment Trust

24.01In the event Lessor fails to perform any obligation required to be performed under this Lease, Lessee will notify Lessor in writing of such failure. Lessor shall not be deemed in Lessor Default hereunder unless and until such notice is actually received by Lessor and Lessor fails within thirty (30) days of receipt of such notice to commence to make a good faith effort to cure the failure or thereafter ceases to pursue such cure to completion.

24.02The obligations of Lessor under this Lease shall be binding only on the undersigned Lessor and not upon any of its subsidiaries or affiliates nor upon any partners, investors, trustees, directors, officers, employees, agents, shareholders, advisors or managers of Lessor in their individual capacities. With respect to any obligations of Lessor to Lessee under this Lease and with respect to any liabilities arising at the Property, Lessee's sole and exclusive remedy shall be a claim against the undersigned Lessor.

24.03In consideration of the benefits accruing hereunder, Lessee on behalf of itself and all of its Transferees covenants and agrees that, in the event of any actual or alleged  Lessor Default of this Lease or in the event of any other claim or cause of action by Lessee, Lessee's recourse against Lessor for any monetary damages (over and above damages actually paid by available insurance, if any) will be limited to Lessor's interest in the amount of equity Lessor would have in the Property if the Property were encumbered by debt in an amount equal to fifty percent (50%) of the value of the Property; calculations of equity shall be made as of the initial date Lessee notifies Lessor of the actual or alleged Default or other claim the Property. Any judgment against Lessor shall be satisfied only out of an offset against Rents and out of the Property; no other assets of Lessor shall be subject to levy, execution or other enforcement procedure for the satisfaction of any judgment by Lessee against Lessor. Any claims by Lessee against Lessor will be limited  to actual damages only and will not, under any circumstances, include lost profits or consequential damages.

24.04If Lessor is a real estate investment trust, and if Lessor in good faith determines that its status as a real estate investment trust under the applicable provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Lessor may require reasonable amendments to this Lease and Lessee shall not unreasonably withhold or delay its consent thereto, provided that such modifications do not in any way, (i) increase the obligations of  Lessee under this Lease or (ii) adversely affect any rights or benefits  to Lessee under this Lease. Lessor shall pay all reasonable costs incurred by Lessee, including without limitation, legal fees incurred for reviewing any such proposed modifications.

24.05Lessee represents that, to its knowledge, no person or entity who is a significant indirect owner of Lessor, owns actually or constructively a 10% or more interest in Lessee. Lessee will promptly notify Lessor if it learns that any such ownership interest exists. Significant owners of Lessor at this time include Public Storage, Inc. and New York Common Retirement Fund.

24.06Lessor and any successor Lessor have the right to sell the Property or any portion of it, or to assign its interest in this Lease, at any time and from time to time. Upon the sale or any other conveyance by Lessor of the Property, or a portion thereof which includes the Premises, Lessor will be released from all obligations and liability under this Lease arising out of any iict, event, occurrence or omission occurring or existing after the date of such conveyance.

25.	Subordination

Without the necessity of any additional document being executed by Lessee for the purposes of effecting a subordination, and at the election of  Lessor or any mortgagee or any ground lessor with respect to the land of which the Premises are a part, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Property, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Property, ground leases or underlying leases, or Lessor's interest or estate in any of said items is specified as security.   Lessor or any mortgagee or ground lessor will have the right, at its election, to subordinate or cause to be subordinated any ground lessee or underlying leases or any such liens to this Lease.  If Lessor's interest in the Premises is acquired by any ground lessor or mortgagee, or in the event any proceedings are brought for the foreclosure of, or in the event of exercise of. power of sale under, any mortgage or deed of trust made by Lessor covering the Premises, or in the event a conveyance in lieu of foreclosure is made for any reason, Lessee will, notwithstanding any subordination and upon the request of such successor in interest to Lessor, attorn to and become the Lessee of the successor in interest to Lessor and recognize such successor in interest as the Lessor under this Lease, provided Lessee's interests hereunder shall not be disturbed so long as Lessee is not in Default hereunder. Lessee acknowledges that although this Paragraph is self-executing, Lessee covenants and agrees to execute and deliver, upon demand by Lessor and in the form requested by Lessor, or any other mortgagee or ground lessor, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust, provided Lessee's interests hereunder shall not be disturbed so long as Lessee is not in Default hereunder. Lessee agrees that any person or entity who acquires title to the Premises pursuant to a foreclosure of a deed of trust or mortgage, or deed in lieu thereof, or the termination of an underlying ground lease or master lease (a "Foreclosing Party"), even if such Foreclosing Party elects to have Lessee attom to the Foreclosing Party under this Lease, shall not be (i) liable for any act or omission  of any prior lessor or with respect to events occurring prior to its acquisition of ownership, (ii) subject to any offsets or defenses which Lessee might have against any prior lessor, (iii) bound by prepayment of more than one month's rent, (iv) liable for any security deposit not actually received by such person or entity, (v) bound by any amendment or modification to this Lease not consented to in writing by the holder of the mortgage, deed of trust, ground lease or master lease or the Foreclosing Party, or (vi) liable for any obligation or liability accruing under this Lease after the Foreclosing Party assigns its interest under this Lease to a third party. Any such Foreclosing Party is expressly made a third  party beneficiary of the foregoing provisions, and all other provisions of this Lease which are for the benefit of a Foreclosing Party, which rights shall survive a foreclosure of the deed of trust or mortgage.

26.	Force Majeure

Lessor will not be deemed in Lessor Default or have liability to Lessee, nor will Lessee have any right to terminate this Lease or abate rent or assert a claim of partial or constructive eviction, because of Lessor's failure to perform any of its obligations under this Lease if the failure is due in part or in full to reasons beyond Lessor's reasonable control. If this Lease specifies a time period for performance of an obligation by Lessor, that time period will be extended by the period of any delay in  Lessor's performance caused by such events as described herein.

27.	Miscellaneous Provisions

27.01Whenever the context of this Lease requires, the word "person" shall include any entity, and the singular shall include the plural and the plural shall include the singular. If more than one person or entity is Lessee, the obligations of each such person or entity under this Lease will be joint and several. Without diminishing the provisions of Paragraph 17, the terms, conditions and provisions of this Lease will apply to and bind the heirs, successors, executors, administrators and assigns of Lessor and Lessee.

27.02The captions and headings of this Lease are used for the purpose of convenience only and shall not be construed to interpret, limit or extend the meaning of any part of this Lease. This Lease contains all of the agreements and conditions made between Lessor and Lessee and may not be modified in any manner other than by a written agreement signed by both Lessor and Lessee. Any statements, promises, agreements, warranties or representations, whether oral or written, not expressly contained herein will in no way bind Lessor and Lessee expressly waives all claims for damages by reason of any statements, promises, agreements, warranties or representations, if any, not contained in this Lease. No provision of this Lease shall be deemed to have been waived by Lessor unless such waiver is in writing signed by a regional vice president or higher of Lessor or of Lessor's management company, and no custom or practice which may develop between the parties during the Lease Term shall waive or diminish the Lessor's right to enforce strict performance by Lessee of any terms of the Lease. No waiver by Lessor of a Default by Lessee of any term, covenant or condition of this Lease will be deemed a waiver of any other term, covenant or condition of  this Lease, or of any subsequent Default by Lessee of the same or any other term, covenant or condition of this Lease. No delay or omission by Lessor to seek a remedy for any Lessee Default of this Lease shall be deemed a waiver by Lessor of its remedies or rights with respect to such Default. Additionally, regardless of Lessor's knowledge of a Default at the time of such acceptance, the acceptance of rent or any other payment by Lessor will not constitute a waiver by Lessor of any Default by Lessee. The duties and warranties of Lessor are limited to those expressly stated in this Lease and do not and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those contained in this Lease. This Lease is governed and construed in accordance with the laws of the state in which the Premises are located, and venue of any legal action will be in the county where the Premises are located.

27.03	Time is of the essence for the pe1formance of each term, condition and covenant of this

Lease.

27.04This Lease has been fully reviewed by both parties and shall not be strictly or adversely construed against the drafter. If any provision contained herein is determined to be invalid, illegal or unenforceable in any respect, then (a) such provision shall be enforced to the fullest extent allowed, and

(b)	such invalidity, illegality, or unenforceability will not affect any other provision of this Lease.

27.05Lessee hereby agrees not to disclose any tenns of this Lease without the prior written consent of Lessor. Lessee shall not record this Lease or any short fonn memorandum hereof.

27.06The rights and obligations of the parties under this Lease shall survive the expiration of this Lease and the termination of this Lease and/or of Lessee's right of possession.

27.07Lessor and Lessee each warrant to the other that it has not dealt with any broker or agent in connection with this Lease, other than the person(s) listed in Paragraph I above. Lessor and Lessee each agree to indemnify the other against • all costs, expenses, legal fees and other liability for commissions or other compensation claimed by any other broker or agent by reason of the act or agreement of the indemnifying party.

27.08Lessee shall not permit or allow any activity in the Premises which will have an adverse effect on indoor air quality, including smoking and any remodeling activity or introduction of materials which would have such an effect. Lessor shall have the right, but not the obligation, to monitor indoor air quality within the Project. Lessee shall take such steps to protect and to improve indoor air quality as Lessor may request from time to time.

27.09Lessor has no duty to provide security for any portion of the Project. To the extent Lessor elects to provide any security, Lessor is not warranting the effectiveness of any security personnel, services, procedures or equipment and Lessee shall not rely on any such personnel, services, procedures or equipment. Lessor shall not be liable for failure of any such security personnel, services, procedures or equipment to prevent or control, or to apprehend anyone suspected of, personal injury or property damage in, on or around the Project.

27.10The grant of any consent or approval required from Lessor under this Lease shall be proved only by proof of a written document signed and delivered by Lessor expressly setting forth such consent or approval. Unless otherwise specified herein, any such consent or approval may be withheld in Lessor's sole discretion. Any consent may be issued subject to conditions determined by Lessor, in its sole discretion. Notwithstanding any other provision of this Lease, the sole and exclusive remedy of Lessee for any alleged or actual improper withholding, delaying or conditioning of any consent or approval by Lessor shall be the right to specifically enforce any right of Lessee to require issuance of such consent or approval on conditions allowed by this Lease; in no event shall Lessee have the right to terminate this Lease, to collect monetary damages, or to pursue any other remedy for any actual or alleged improper withholding, delaying or conditioning of any consent or approval, regardless of whether this Lease requires that such consent or approval not be unreasonably withheld, conditioned or delayed.

27.11Lessee agrees to abide by, keep and observe all Rules and Regulations set forth in Exhibit "D" and all additions and amendments to the same of which Lessor provides written notice to Lessee. Lessor will not be responsible to Lessee for any nonperformance by any other lessee, occupant or invitee of the Property of any said Rules and Regulations.

27.12Lessee will not place any signage on or about the Property, or on any part thereof, without the prior written consent of Lessor which Lessor may withhold or condition in its sole discretion. All Lessee signage will comply with the tenns and conditions of this Lease, the sign criteria set forth in Exhibit "C" and Exhibit "D," or other criteria which Lessor may establish from time to time.

27.13Lessee will not vacate or abandon the Premises, or permit the Premises to remain unoccupied for any period longer than fifteen (15) consecutive days any time during the Lease Term. If Lessee abandons, vacates, or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left in or about the Premises will, a\ the option of Lessor, be deemed abandoned and may be disposed of by Lessor at the expense and risk of Lessee.

27.14In the event any party to this Lease initiates litigation to enforce the terms of this Lease or to declare rights under this Lease, the prevailing party will be entitled to collect its reasonable attorneys fees shall include all attorneys fees incurred at and in preparation for discovery, arbitration, trial, appeal and review, including deposition attorney's fees. This attorney's fee provision shall also apply to all litigation and other proceedings in Bankruptcy Court.

27.15Submission of this document for examination and signature by Lessee is not an offer to lease and does not create a reservation or option to lease. This document will become effective and binding only upon full execution and delivery by both Lessee and Lessor.

27.16	OPTION TO RENEW LEASE

Provided Lessee is not in Default of the Lease at the time it exercises this option and has not been in Default during any other period of the Lease Tenn that has not been cured, Lessee is hereby granted one option to renew this Lease for an additional five (5) years at the Base Rent rate then in effect for comparable space in the market at the effective date of the commencement of such renewal tenn, but not less than the last monthly rental amount payable by Lessee prior to commencement of such renewal term. Such leasing for the renewal tenn shall be, at the election of Lessor, on the same tenns and conditions as set forth in this Lease or on the tenns and conditions of the standard lease fonn then used by Lessor with respect to the Project. The within option shall be exercised by Lessee, if at all, by written notice given no sooner than twelve (12) full calendar months and no later than eight (8) full calendar months prior to the expiration of the Lease Tenn; Lessee shall include with such notice a complete set of current financial statements of Lessee and all guarantors.

In the event Lessor and Lessee are unable to agree as to the Base Rent rate applicable to such renewed tenn within thiny (30) days of Lessee's exercise of its option to renew, both parties agree to mediate their disagreement. If mediation does not resolve the disagreement in fair market value, Lessee shall have the option to refer the matter to an MAI certified appraisal procedure to determine the Base Rent rate. Lessor and Lessee shall appoint an MAI certified appraiser, such appraiser shall determine the current market rent (to be not less than the minimum rent set fonh above in this Section) and such determination shall be binding upon Lessor and Lessee. Lessor and Lessee shall each pay one-half of the fees and costs of such appraiser.

Upon detennination of the Base Rent rate, Lessor shall deliver to Lessee either an amendment to this Lease renewing the Lease Tenn, or a new lease for the renewal tenn based upon the fonn of the standard lease then used by Lessor with respect to the Project. Lessee shall execute and deliver the submitted document to Lessor within ten (10) days accompanied by payment of the amount of money which, when added to any existing Security Deposit, shall increase the Security Deposit amount to a sum which bears the same relationship to the renewal Base Rent as the original Security Deposit bears to the Base Rent with respect to the initial Lease Tenn.

Notwithstanding any provision hereof, during the thiny (30) day period allowed for the parties to agree upon the renewal Base Rent rate, Lessor shall have the right to rescind the exercise of the renewal option by written notice in the event Lessor detennines, in its reasonable discretion, that the financial statements delivered by Lessee with the renewal notice are not satisfactory to Lessor.

The rights of Lessee under this Paragraph are not assignable separately from this Lease. Such rights of Lessee shall tenninate upon: (a) any assignment, sublease, or other Transfer, and/or (b) any monetary default and/or (c) any tennination of this Lease or of Lessee's right of possession hereunder; provided, however, in the event Lessee shall have exercised this renewal option and Lessor subsequently terminates this Lease or Lessee's right of possession hereunder for Default, the damages to which Lessor shall be entitled shall include damages with respect to the renewal term.

27.17	Mediation First

Any disputes under the Lease, after first attempting to be resolved through mediation, including with respect to the detennination of Additional Rent and/or Fair Market Rent, shall be resolved by binding arbitration under the rules of the Arbitration Service of Penland, or such other procedures as shall be mutually agreed upon between Lessor and Lessee, as set for the in the lease. Pending the final detennination of any dispute, Lessee shall pay the last Base Rent amount due under the Initial Term and make up any shortfall immediately after final detennination of Fair Market Rent.

27.18	The following Exhibits are attached to this Lease and by this reference made a pan hereof: "A-1", "A-2", uA-3", "A-4", "B", °C", and "D".

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the  Lease Execution Date.

THIS LEASE, WHETHER OR NOT EXECUTED BY LESSEE, IS SUBJECT TO ACCEPTANCE BY LESSOR, ACTING BY ITSELF OR BY ITS AGENT BY THE SIGNATURE ON THIS LEASE OF ITS SENIOR VICE PRESIDENT, VICE PRESIDENT, REGIONAL MANAGER OR DIRECTOR OF LEASING.

LESSOR:LESSEE:

PS Business Parks, L.P.

A California Limited Partnership By PS Business Parks, Inc.

Its Ge era! Partner

Digimarc Corporation A Delaware Corporati

By:President & COO

Date:

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o.,_,t"'

_Date:

M-,-'-,q-."'""d,

t.z_.._,_2.dd_i., ,_

Lease Execution Date

Lessor Fed. ID #: 95-4609260

PREMISES "A-1" FIRST FLOOR

ENTRY
LOBBY
RECEPTION
ELEV
CONF ROOM
PHONE ROOM
LAB
STORAGE
LIBRARY
SERVER
IT
DWMS
ENGINEERS
REC ROOM
LUNCH ROOM
STORAGE
COFFEE ROOM
SHIPPING/RECEIVING
PATIO
LOBBY
ELECT
N

9405 GEMINI - First Floor

SCALE: N.T.S

L R S Architects inc.

DIGIMARC - 9405 GEMINI
PROJECT NUMBER: 204026
DATE: 03.10.04
REVISION: 0

SPB

PREMISES "A-1" SECOND FLOOR

BUILDING "A-2"

Creekside Corporate Park

SW Nimbus Avenue and Hall Boulevard, Beaverton, Oregon

.Owner

.   PS.'Bllllnal Parks

l5455 NW Greenbrier Parkway, Suite 245, Beaverton, Oregon 97006

Phone: !!03.629.9400 Fax: 503.629.4821

www.creeksldecorporatepark.com

PROJECT "A-3"

Creekside Corporate Park

SW Nimbus Avenue and Hall Boulevard, Beaverton, Oregon

!f2li\ <lJT) 05L

'8305

O

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88

Jj:J

Restaurant

-8 8500Hotel

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8505i;J"":Jc:::>

08705 Ji(

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TannisCourtlli['"', I 70

Volleyball Courtz

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Owner

,PS•Jlallneu Parka

_ . 154115 NW Grembrter Parkway, Sulle 245, Beaverton, Oregon 97006

Phom:!503.629.9'00• Pax:_!503.629.4821'

www.aeebldecorporat,opark.com

PROPERTY "A-4"

Creekside Corporate Park

SW Nimbus Avenue and Hall Boulevard, Beaverton, Oregon

(JL

,!Glli') \!:dT'riJl ll!£5

J'C:> ,

83051!/11ci

rrm

Ndlj.,-Restaurant

8505llill'i\..c::>)a

Cl

08705 ]J(lUtn

85

- i ,1:..\\lw; .  wr

Tennis Court111ITrrh zj 8770

\h>HoybaH Court

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Owner

PSBulnNoParb

1M55 NW Greenbrier Parkway, Suite 245, Beaverton, Oregon 97006

Phone: 503.629.MOO Fax: 503.629.482l

www.cneksidecorpon,tepark.com

EXHIBITB

WORKLE'ITER

1.	Lessor's Work.

I.	I.Plans and Costs.

If Lessor has agreed to alter or improve the Premises prior to delivery of possession to Lessee, then this box is checked: 621. All such alterations and improvements shall be described on plans and specifications to be approved by the parties as described below (the "Plans").

(a)Approval of Plans.  Lessor shall have Plans prepared and shall submit the same to Lessee for review, comment, and approval. The parties shall agree upon the final Plans and a related estimate of the "Costs of Lessor's Work" by May  11 2004 (the "Plan Approval Date). If Lessee does not approve plans by the plan Approval Date, the number of days of delay in such approval beyond the Plan Approval Date shall be deemed days of delay attributable to and caused by Lessee.

(b)Lessor's Work Defined.  The work to be performed by Lessor as shown on the Plans, as the same may be modified by change order as discussed below, is referred to as "Lessor's Work."

(c),     Costs. The "Costs of Lessor's Work" shall include all costs incurred by Lessor in connection with Lessor's Work including but not limited to all design costs (architectural, engineering, mechanical and other design costs), all hard and soft construction costs, and all costs of materials, general conditions, permits and inspection fees. In addition, Lessee may use a portion of the Work Allowance for moving costs, cabling, furniture, fixtures and equipment. Lessee understands and agrees that (i) the actual Costs of Lessor's Work can only be determined after all Lessor's Work is completed, (ii) the actual Costs of Lessor's Work may exceed the estimate and also any other estimate communicated to Lessee prior to or during the course of completing Lessor's Work, and (iii) the actual Costs of Lessor's Work may increase for reasons, including but not limited to, Change Orders, increased costs resulting from any act or omission of Lessee, unforeseen or hidden conditions discovered during the course of construction, or additional costs or delays caused by any governmental authority or agency requirement. The Costs of Lessor's Work shall include a reasonable fee as compensation to Lessor for coordination and supervision of Lessor's Work and any Lessee Improvements.

(d)Payment. Lessor shall pay the Costs of Lessor's Work up to $1,555,301 ($33,75 per square foot) (the "Lessor's Work  Allowance").   In the event the initial estimate of the Costs of Lessor's Work approved pursuant to the above provisions exceeds the Lessor's Work Allowance, Lessee shall pay the excess to Lessor upon approval of the Plans and such initial estimate. Seventy-five (75%) percent shall be due prior to commencement of construction  and twenty-five (25%) percent shall be due at Substantial Completion.

(e)Payment Delays.   If Lessee fails to pay to  Lessor any amount required by this Work Letter, as and when due, then, without waiver of default or of other rights and remedies, Lessor shall have the right to suspend Lessor's Work until payment is received; the number of days by which any such suspension delays substantial completion  shall be deemed days of delay attributable to and caused by Lessee.

(f)Architects/Space Planning. Lessor has engaged LRS Architects to complete space plan and design development drawings. If Lessee is dissatisfied with the space plan, Lessee shall have the option  at their cost to select their own architect, subject to the reasonable approval of Lessor. Such costs can be included in the cost of Lessor's Work.

1.2.Construction. The construction obligation of Lessor is to substantially complete Lessor's Work substantially in accordance with the Plans. Lessor shall use reasonable efforts to substantially complete Lessor's Work three weeks  prior to the scheduled Commencement  Date set forth in Section 1 of the Lease; provided the consequences of delay in substantial completion of Lessor's Work are those set forth in the Lease. Both the initial Tenant improvement work, as well as any subsequent major work in the premises shall be performed by Lessor. Lessee shall have the benefit of competitive bidding for work to be performed  by Lessor's contractor. Any fees for overhead or supervision of Lessor's work in the premises shall be consistent with  reasonable  industry standards and all costs for work to be performed in the premises shall be subject to Lessor and Lessee prior approvals.

Plans.

1.3.	Changes in the Plans.
(a)	A "Change Order" is a Lessor required or Lessee requested change to the

(b)	Lessor shall have the right to require a Change Order based on applicable codes, actual site conditions, and/or ambiguities or inconsistencies in the Plans.

(c)Lessee may request from time to time a Change Order. If Lessee wishes to request a Change Order, Lessee will submit in writing to Lessor a detailed request of the change. Lessor is not obligated to approve any Lessee requested change. If Lessor does approve the same, Lessor will deliver to Lessee a written statement, hereinafter referred to as "Lessor's Change Order Statement", of the estimated costs and expenses of the change with a reasonable estimate, if applicable, of the additional time required for substantial completion of Lessor's Work.

(d)Within three (3) business days following receipt by Lessee of Lessor's Change Order Statement, Lessee will provide Lessor its written authorization to proceed with the change. If the change increases the Costs of Lessor's Work and the total Costs of Lessor's Work exceed the Allowance, Lessee shall pay the amount required at the time of providing authorization to proceed. If Lessee does not provide such written authorization to Lessor's Change Order Statement accompanied by payment of such required amount within this time period, Lessee's request for a Change Order shall be deemed cancelled. All delays attributable to Lessee requested changes, whether or not approved by Lessor and whether or not cancelled by Lessee, shall be deemed delays caused by Lessee. Lessee shall pay to Lessor any costs incurred by Lessor regarding a Lessee requested change that is cancelled.

1.4.Completion and Delivery. Possession of the Premises shall be delivered to Lessee when Lessor's Work is substantially completed in accordance with the Plans, as reasonably determined by Lessor or on such earlier date, if any, as is determined  pursuant to the operation of Section

2.03 of the Lease. Within three (3) days of written request by Lessor, Lessee shall execute and deliver to Lessor a confirmation letter prepared by Lessor affirming substantial completion of Lessor's Work, the date of Lessor's delivery of the Premises, and such other matters as Lessor may reasonably request.

1.5       Punch list Work.   Lessor's Work shall be deemed substantially completed even if minor items of work which do not materially adversely affect Lessee's ability to conduct its business remain to be completed or corrected (hereinafter referred to as "Punch list Items"). Lessee shall notify Lessor of any Punch list Items by written notice given within ten (I 0) days following receipt of Lessor's written notification of substantial completion of Lessor's Work. Lessee shall be deemed to have approved Lessor's Work if Lessee does not deliver such a list to Lessor within such time period and to have approved all of Lessor's Work except only properly and timely listed Punch list Items. The obligation of Lessor regarding Punch list Items shall be to complete the same to industry standard. Lessor shall have complete access to the Premises for the purpose of performing punch list work. Any dispute as to Punch list Items shall be resolved by an architect or other qualified professional designated by Lessor, but such dispute shall not delay the date upon which Lessor's Work is deemed substantially complete.

2.Lessee Improvements. Any work of improvement Lessee proposes to undertake which is within the definition of "Lessee Improvements" set forth in Section 10.01 of the Lease shall be subject to the following provisions (and also subject to the provisions of Section 10 of the Lease). If no such Lessee Improvements are to be undertaken by Lessee, then the provisions of Paragraph 2 of this Work Letter shall be disregarded.

2.1.Lessee Plans. Lessee must obtain the prior written approval of Lessor regarding complete plans and specifications for the Lessee Improvements. If such plans and specifications are already approved, the approved plans and specifications (or a list of the same) are attached as Schedule 2; otherwise, Lessee shall submit plans and specifications for the approval of Lessor pursuant to Paragraph 10 of the Lease.

2.2.Scheduling; Avoidance of Inconvenience. Following completion of Lessor's Work. subject to a punch list, Lessor shall deliver a C.O. or temporary C.O. to Lessee and grant a period of three (3) weeks prior occupancy to move-in to the Premises which will include installation of FF&E, telecommunications and computer cabling. In the event Lessor separately gives written permission to Lessee allowing any portion of Lessee Improvements to be installed or materials to be delivered prior to substantial completion of Lessor's Work, then (a) Lessee waives any claims for delays in its work and shall instruct its contractor to follow the directives and orders of Lessor's contractor, and (b) Lessee shall schedule its work such that union and non-union workers will not be working side by side at the Premises, and (c) any damage to Lessor's Work shall be deemed to have been caused by Lessee and its contractor unless conclusively proved otherwise by Lessee. Lessee shall have the right to retain its own specialty contractors to perform any portion of the work necessary to construct and outfit the Premises (which will not be part of the general contractor's scope of work nor shall a mark-up be added). The Lessee's contractors' work shall include, but not be limited to, data cabling, telephone and data equipment, security, audio/visual equipment, and furniture systems. Lessee's contractor(s) and Lessor's ccintractor(s) shall work in harmony during the period of Lessee fit-up. Lessee and Lessee's contractors shall have reasonable access to the Premises during the construction (to be coordinated with the General Contractor to install cabling and for the purpose of inspecting the work in progress.

2.3.Inspection. Lessor and Lessor's agents shall have the right, but not the obligation, to inspect the construction of Lessee Improvements from time to time. If Lessor shall give Lessee written notice of faulty construction or any other deviation from the approved plans, Lessee shall promptly make the necessary corrections to Lessor's reasonable satisfaction. However, neither the right herein granted to Lessor to make such inspections, nor the making of such inspections by Lessor, shall operate as a waiver of any rights of Lessor to require good and workmanlike performance of all Lessee Improvements in strict accordance with plans approved by Lessor. Notwithstanding any inspection by Lessor, Lessee acknowledges that Lessor's sole interest in doing so is to protect the Building and Lessor's interests. Accordingly, Lessee shall not rely upon Lessor's inspections or approvals, and agrees that Lessor shall not be the guarantor of, nor responsible for, the quality of any of Lessee Improvements or the conformity of any Lessee Improvements with approved plans or with any applicable legal requirements. Lessee shall be solely responsible for, and shall remedy, at Lessee's sole expense, any and all defects and nonconformities in Lessee Improvements that may appear during or after the completion thereof.

2.4.Ownership of Lessee Improvements. Unless otherwise specified by Lessor, ownership of and responsibility for all Lessee Improvements shall be governed by the provisions of the Lease.

2.5.Delays. The parties expressly acknowledge and agree that none of Lessee's obligations under the Lease (including Lessee's obligation to pay rent) shall be delayed, terminated or otherwise affected on account of any delay in completion of the Lessee Improvements from any cause. other than the fault of Lessor.

2.6.Compliance. Access to the Premises for Lessee to install Lessee Improvements is granted, when authorized under Section 2.2 above, subject to all provisions of the Lease and this Work Letter and Lessee shall be bound by and comply with all such provisions.

2.7.Costs. Lessee shall pay all costs and expenses related to Lessee Improvements as and when due in compliance with Paragraph 10 of the Lessee.

2.8.Lessee Allowance. Lessor agrees to reimburse Lessee for the costs of Lessee's Work paid by Lessee from the Lessor's Work Allowance. The Lessor's Work Allowance can only be used to reimburse hard and soft costs of improvements to the Premises including design costs or the purchase of furniture or equipment. Lessor shall pay to Lessee within forty-five (45) days after the date that Lessee requests the same; any such request shall be made only after (a) Lessee submits to Lessor satisfactory evidence of qualified expenditures, final completion of and full payment for all Lessee Improvements and expenses, and compliance with all requirements of the Lease and this Work Letter regarding the Lessee Improvements, (b) Lessee accepts the Premises and Lessor's Work and takes full occupancy of the Premises, and (c) General Contractor and all other service providers are paid in full. Lessor shall have no obligation to pay the TI Allowance at any time that a Lessee Default occurs and is outstanding, at any time following termination of the Lease or of Lessee's right of possession, or if proper request for the same is not made on or before ninety (90) days following the Commencement Date.

3.Default. Any failure by Lessee under the terms of this Work Letter shall constitute a Default under the Lease in accordance with the provisions of the Lease, and shall entitle Lessor to exercise all remedies set forth in the Lease.

EXHIBIT"C"

SIGN CRITERIA

Conformity by Lessee to the following Sign Criteria requirements shall be strictly enfo1t:ed and are terms and conditions of the Lease.

1.	GENERAL REQUIREMENTS

IA.   The term "Signage" as used herein and elsewhere within the Lease shall include, but not be limited to, any signs, placards, banners, pennants, lettering, insignias, trademarks, marquees, art work, and any and all other display and advertising materials.

IB. Lessee shall not install or display any Signage anywhere on the Premises, Project or Property without Lessor's prior written consent, such consent not to be unreasonably withheld, delayed or conditioned. Such Signage approval by Lessor, shall include, but not be limited to, Lessee Signage installed or displayed on or attached to any glass areas, doors, roofs, walls, landscaped areas, walkways, vehicles, machinery or other apparatus, whether permanently affixed to or from time to time on or about the Property. Lessor hereby consents to Lessee's installation of signage on the Building's roof, eyebrow and at Project monuments.

1C.Lessor reserves the right to designate the location and quantity of all Lessee Signage.

ID.   The size, design, content, color and other physical aspects of Lessee Signage, as well as the materials, fabrication and installation methods to be employed, must be approved by Lessor, in writing, prior to commencement of any Signage fabrication or installation. No exposed conduit, tubing, "J" box or raceway is permitted on any Lessee Signage. Aashing, moving or audible Lessee Signage is prohibited. The composition, size, style, height, color, etc. of Lessor approved signage is attached hereto.

IE. All Lessee Signage must comply with any and all governing Jaws, codes, regulations, covenants and restrictions. No labels will be permitted on the exposed surface of any Lessee Signage, except those labels required by any governing authority.

1F.   The Lease Section 27.12 shall control with respect to the allocation of the cost and expense related to signage.

10.Should Lessee fail to maintain its Signage at a standard to be determined by Lessor in its reasonable discretion, then Lessor may, without any recourse by Lessee or liability by Lessor to Lessee, remove or restore such sub-standard Signage. Any Lessee Signage removed or restored on behalf of Lessee by Lessor, shall be at Lessee's sole cost and expense, payable immediately upon demand by Lessor.

1H. Lessor reserves the right to require Lessee to have Signage and, if so required, Lessee Signage must be completed and installed within 60 days after Lessee's Lease Tenn commences. Lessor reserves the right to require Lessee to utilize vendors preapproved or designated by Lessor for all Lessee Signage and Signage related matters. In the event Lessor designates, refers or approves a specific sign vendor, Lessor shall not be responsible or liable in any way for any disputes between such vendor and Lessee.

11.All Lessee Signage shall only contain Lessee's choice of either its legal name or its Trade Name as it appears in the Lease. No Lessee Signage or Lessee Signage content shall create any claim, expressed or implied, of a Transfer as defined in the Lease.

IJ.     Upon expiration or earlier termination of the Lease, or if Lessee installs or displays Signage which does not comply with the terms and conditions of this Sign Criteria, Lessor, in addition to any other remedy, reserves the right to require Lessee to remove its Signage, or any part thereof, and to require Lessee to repair and restore all areas and surfaces of the Property affected by such removal. Such restoration and repair work shall include, but not be limited to, removal of any associated electrical wiring, patching of damaged areas and painting to match surrounding surfaces. Should Lessee, after demand by Lessor, fail to remove any Signage designated for removal by Lessor or fail to repair and restore any affected areas, Lessor shall have the right to do so at Lessee's sole cost and expense.

1K.     Subject to the other terms hereof, Lessee will have the right to display Lessee;s signage on the sign monument to be located outside the Building, as well as on the walls of elevator lobbies of the floors of the Premises adjacent to entry doors and on the lobby directory for the Premises. All interior signs shall be provided at the sole cost of Lessor, with any and all costs and expenses incurred in connection with the monument sign for Lessee to be included as part of the Costs of Lessor's Work and deducted from the Lessor's Total Work Allowance. Section 27.12 of the Lease shall govern with respect to the requirement of Lessor's approval for Lessee's signage.

EXHIBIT"D"

RULES AND REGULATIONS

1.0I   The following Rules and Regulations now in effect govern Lessee's use of the Premises and any part of the Project or Property used in common by Lessee. Lessee will be bound by such Rules and Regulations and agrees to use its reasonable efforts to cause Lessee's employees, agents, contractors, suppliers, invitees and licensees to observe the same.

1.02Wherever Lessor provides standard window coverings, such coverings shall not be altered, removed or replaced by Lessee. Wherever Lessor does not provide standard window coverings, selection and installation of window coverings by Lessee shall be subject to Lessor's prior written approval, such approval not to be unreasonably withheld, delayed or conditioned. If Lessor objects to any item attached to, or used in connection with or on any window, other glass area, or interior or exterior wall, Lessee will immediately upon notification remove such objectionable item or discontinue such use. Further, Lessee agrees not to place anything in close proximity to any window or glass area of the Premises that may appear from the outside of the Premises.

1.03Lessee will not use any sidewalks, hallways, entrances, elevators, stairways, exits, lobbies or any other areas used in common by lessees of the Property other than for normal ingress or egress; Lessee shall not obstruct use of any such area. Lessor will in all cases retain the right to control and prevent access to such areas by all persons whose presence in the reasonable judgment of Lessor would be prejudicial to the safety, character, reputation and/or interest of the Property and/or its lessees. Neither Lessee nor its employees, agents, contractors, suppliers, invitees or licensees shall go on any roof or ladder, in any mechanical rooms, or climb on any exterior structures of any nature on the Property without Lessor's prior written consent, such consent not to be unreasonably withheld, delayed or conditioned.

1.04Lessor reserves the right, exercisable without notice and without liability to Lessee, to change the name, street and/or address of any part of the Property. With the exception of Lessee's address, Lessee shall not use the name of the Property or any part thereof in connection with promoting or advertising Lessee's business. Lessor will have the right to prohibit publicity by Lessee, which in Lessor's reasonable opinion impairs the reputation or marketability of the Property or any part thereof.

1.05Lessee shall not keep or allow to be used any foul or noxious gas or substance in or about the Premises. Nor shall Lessee occupy or use the Premises in any manner that is objectionable or offensive to other lessees or Lessor by reason of odor, noise, vibration or interference in any way. Any equipment or device of Lessee which causes noise or vibration that may be transmitted to any structural portion of the Property or to any part therein to such a degree as to be objectionable to any lessee or Lessor must be approved in writing by Lessor prior to its installation and be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate such noise or vibration. Lessee shall keep the Premises free of rodents, insects and other vermin.

1.06Lessee will not use or keep in the Premises, or on or about the Property, any kerosene, gasoline or flammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of general office equipment.

1.07Lessor reserves the right to exclude or expel from the Property any person who, in Lessor's reasonable judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Property.

1.08Lessee shall not alter or re-key any lock or bolt or install any new or additional locks or bolts on any doors of the Premises without prior written consent from Lessor, such consent not to be unreasonably withheld, delayed or conditioned. Upon the termination of its tenancy, Lessee will provide Lessor with all keys, whether furnished or otherwise procured, and shall be responsible for the cost of replacing any keys that are lo t.

1.09The Premises will not be used for lodging or for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises (except in the kitchen area) or elsewhere on the Property without Lessor's consent, except that the preparation of coffee, tea, hot chocolate and similar beverages and employee use of a microwave oven will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances and any manufacturer's guidelines and recommendations. Tenant will be allowed to barbeque on a deck or on the parking area behind the Premises.

I.IO Lessee will not solicit business from other lessees of the Property. Canvassing, soliciting, peddling and distribution of handbills or any other written material is prohibited, and Lessee will cooperate with Lessor to prevent such activities.

I.I I Lessee agrees to comply with and not to restrict or impair in any way, all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency. Lessee shall not do or permit any act or bring anything on the Property or any part thereof which shall obstruct or unreasonably interfere with the rights of other lessees.

1.12Except for the ordinary hanging of pictures and wall decorations, Lessee will not mark, drive nails, screw, cut or drill into the partitions, woodwork, ceilings or plaster, or in any way deface, mar, paint or penetrate the Premises or any part of the Property, except in ac.ance with the Lessee Alteration provisioJf the Lease. Additionally, Lessee will not affix any floor covering to the floor of the Premises in any manner except as approved by Lessor.

1.13No electrical wiring, outlets or apparatus shall be installed or altered by Lessee, except in accordance with the Lessee Alteration provisions of the Lease. Lessor reserves the right to direct where and how telephone and other telecommunication wires are to be introduced to the Premises. Lessee may not alter or overburden the designed capacity of any existing electrical outlets.

1.14Lessee shall not place or affix any radio or television antennas, satellite dishes, loudspeakers or other similar devices, awnings, outside furniture, etc. on the roof, exterior walls or outside of any building or on any other part of the Property without Lessor's prior written approval, such approval not to be unreasonably withheld, delayed or conditioned. Additionally Lessee will not place any signs, advertising, billboards, lighting, or any other devices or means of advertising or identification on property adjacent to the Property that in Lessor's opinion obstructs, impairs, restricts or in any way, in Lessor's reasonable opinion, negatively affects the Property or would not be permitted by the terms of this Lease or these Rules and Regulations if such action were taken on the Property.

1.15Lessor reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought on to the Property. Such Lessor approved items shall be moved in or about the Property under the direction of Lessor and in a manner and at such times that will not inconvenience any lessee. Lessor reserves the right to prohibit or impose conditions upon the installation of objects which may overload any floor.

1.16Subject to the terms of Paragraph 8 of this Lease, all parking facilities of the Property shall be regulated by Lessor and may be modified or amended as Lessor deems necessary. Lessee shall not permit or allow any vehicles that belong to or that are controlled  by Lessee or Lessee's employees, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Lessor for such activities. Users of the parking areas will obey all posted signs and not impede the flow of traffic.   For sale signs for vehicles must be on the vehicle.   Washing, waxing, cleaning or servicing of any vehicle is prohibited. No campers, recreational vehicles or trailers are permitted and all disabled vehicles must be removed within 24 hours. No vehicles shall be brought into or kept in the Premises. Lessor reserves the right to tow, without cost or liability to Lessor, any vehicle: l)  parked in an unauthorized or illegal parking area or; 2) whose audio theft alarm system remains engaged for an unreasonable period; and 3) belonging to any violator of any of Lessor's parking rules and regulations.   Further, in addition to all of its other rights and remedies. Lessor reserves the right to refuse to permit any person to park within the Property who violates any of these or any other rules or regulations which Lessor may establish.

1.17Lessee shall not do any act that will create any additional costs to maintain the appearance or cleanliness of any part of the Property. No dirt or other substances shall be disposed of anywhere on the Property, including but not limited to in any hallways, stairways, elevators or lobbies or on any parking areas, landscaping, walkways or in any other areas used in common with other lessees.

l. 18       Lessee assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping Premises doors locked and all doors into common areas such as doors into entrances, public corridors, lobbies, etc., closed, except for normal ingress and egress.

1.19No signage, notices or advertisements may be placed by Lessee anywhere outside of its Premises and all signage must comply with the Sign Criteria exhibit attached to and made a part of this Lease and any other terms and conditions of these Rules and Regulations and the Lease.

1.20Lessee shall not use any method of heating or air conditioning other than as provided by Lessor without Lessor's prior written consent, such consent not to be unreasonably withheld, delayed or conditioned.

1.21Lessor may prohibit smoking within Lessee's Premises, the Project, or any part thereof, and may require Lessee and any of its agents, employees, suppliers, customers, guests and invitees who desire to smoke, to smoke within specifically designated smoking areas which Lessor may change from time to time. It will be Lessee's sole responsibility to ascertain from Lessor the specific smoking program in effect at the Property at the time of its lease commencement. Any smoking program implemented by Lessor will be strictly enforced.

1.22Rest room partitions, mirrors, wash basins and other plumbing fixtures shall not be used for any purpose other than that for which they were constructed and no sweepings, trash or other substances shall be disposed of therein. Any damage or injuries caused  by Lessee, its employees, agents, contractors, suppliers, invitees or licensees shall be borne directly by Lessee.

1.23No heavy items may be transported by elevator if such item or items exceed the load capacity of the elevator. Lessee's initial move in and subsequent deliveries of bulky items, such as furniture, equipment, supplies, merchandise, safes and similar items will be subject to reasonable scheduling and approval of persons moving such items by Lessor. Deliveries during normal office hours shall be limited to normal office supplies and other small items. Lessee shall be responsible for protecting elevator interior and exterior finishes and flooring whenever items are transported in them on Lessee's behalf.•

1.24Lessee will not waste electricity, water or air conditioning and agrees to cooperate fully with Lessor in this regard and to comply with any Lessor or governmental energy-saving rules, laws and regulations.

1.25Lessee understands t: air conditioning and heating systems su. y cool air and heat to large zones regulated by zonal thennostats. Lesso1 shall detennine the locations of, make any modifications to, and have exclusive control over all such thennostats, their settings, the zones and all parts of the system. Lessee agrees to cooperate with other parties within its zone(s) to maximize the comfort level of all parties and shall not touch, adjust, tamper with, or otherwise affect any thennostat or any part of the heating/cooling systems. Lessee will direct all problems related to heating/cooling systems directly to Lessor.

1.26Subject to the tenns of Paragraph 9 of this Lease, Lessor shall be under no obligation to provide heating or air conditioning services to the building during off-hours (between 6:00 p.m. and 7:00 a.m., Monday through Friday and on non-business days).  Lessee may request additional heating or air conditioning during off hours and, should Lessor agree to supply such service, Lessee will reimburse Lessor for all costs and expenses incurred, as detennined by Lessor in its sole discretion.

1.27Lessor and its agents reserve the right to exclude from the building any unknown person, or any person otherwise improperly identified. Lessor shall in no case be liable for any damages for any error with regard to the admission to or exclusion from the building of any person. In the case of invasion, mob, riot, public excitement or any other circumstance which Lessor, in its sole discretion, believes will place lessees and/or the Property in jeopardy, Lessor reserves the right to prevent access to the building during the continuance of same by such action as Lessor may deem appropriate.

1.28Lessee's designated representative shall notify Lessor promptly of any required maintenance items for which Lessor is responsible.   Employees of Lessor will not perfonn any work or do anything outside of their regular duties unless under special instruction by Lessor.

1.29No Lessee shall employ any person or persons other than the janitor of Lessor for the purpose of cleaning its Premises unless otherwise agreed to by Lessor in writing. No Lessee shall cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall not be responsible to any lessee for any loss of property on the Premises or on or about the Property, however occurring, or for any damage done to any effects of any lessee by the janitor or any other employee or any other person.

1.30Neither Lessee nor any of its employees, agents, contractors, suppliers, invitees or licensees may use on any portion of the Premises, Project or Property any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Lessor may approve or require.

1.31These Rules and Regulations impose obligations upon Lessee which are in addition to the obligations of Lessee set forth in the Lease. Nothing in these Rules and Regulations will be construed in any way to diminish or to waive, in whole or in part, the tenns, covenants, agreements and conditions of the Lease. In the event that provisions of both these Rules and Regulations  and also of the Lease regulate the same subject matter, Lessee shall comply with all such provisions; if any such provisions are in direct conflict, the provisions of the Lease shall control.   Lessor shall enforce these Rules and Regulations in a nondiscriminatory manner as against all tenants of the Building and Project subject to reasonable variances granted by Lessor.

1.32Lessor reserves the right to adopt such additional reasonable and nondiscriminatory Rules and Regulations (whether similar or dissimilar to these Rules and Regulations), and/or such amendments to any Rule or Regulation, as, in its judgment, may from time to time be appropriate and Lessee agrees to abide by all such additional Rules and Regulations and amendments which may be adopted.

1.33Notwithstanding anything to the contrary contained in the Lease, Lessee shall have the right, on a first come-first served, reservation basis to use the common conference rooms located on the Property.

1.34	Landlord agrees to allow Tenant to place a bike rack outside the Premises.

31•

LANDLORD CONSENT TO ASSIGNMENT AND ASSUMPTION OF LEASE

This LANDLORD CONSENT TO ASSIGNMENT AND ASSUMPTION OF LEASE

(the "Agreement") is effective as of August 1, 2008, by and among PS BUSINESS PARKS, L.P., a California limited partnership ("Landlord"), L-1 SECURE CREDENTIALING, INC. (formerly known as Digimarc Corporation), a Delaware corporation ("Assignor"), and DIGIMARC CORPORATION (formerly known as DMRC Corporation), a Delaware corporation ("Surviving Party").

RECITALS:

A.

Landlord, as landlord, and Assignor, as tenant, are parties to that certain Full Service Lease dated March 22, 2004 (the "Lease"). Pursuant to the Lease, Landlord has leased to Assignor space currently containing approximately 46,083 rentable square feet (the "Premises") located at 9405 SW Gemini Drive, Beaverton, Oregon 97008 (the "Building").

B.

Assignor desired to assign to DMRC LLC, a Delaware limited liability company ("Merging Party"), and Merging Party desired to assume from Assignor, all of Assignor's right, title and interest in, to and under the Lease (the "Assignment").

C.

Assignor and Merging Party entered into that certain Bill of Sale, Assignment and Assumption Document ("Assignment Agreement") attached hereto as Exhibit A whereby Assignor assigned all of its right, title and interest in and to the Lease to Merging Party. Following such Assignment, Merging Party entered into an Agreement and Plan of Merger with Surviving Party (the "Merger Agreement") whereby Merging Party and Surviving Party merged (the "Merger"), and, as a consequence of the Merger, all right, title and interest of Assignor and Merging Party under the Lease was transferred to, and assumed by Surviving Party (the "Transfer"). As a result of this Merger, Merging Party no longer exists.

D.

Assignor and Surviving Party have requested Landlord's consent to the Assignment, the Merger and the Transfer of Assignor's interest under the Lease (1) to Merging Party pursuant to the Assignment and the Assignment Agreement; and (2) then to Surviving Party pursuant to the Merger, the Transfer and the Merger Agreement.

E.	Landlord has agreed to give such consent upon the terms and conditions contained in this Agreement.

NOW THEREFORE, in consideration of the foregoing recitals, which by this reference are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Assignor and Surviving Party agree and represent as follows:

1.	Assignment Agreement; Assignment and Assumption. Assignor and Surviving Party (as the successor to Merging Party) hereby represent and warrant that: (a) a true, complete

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and correct copy of the Assignment Agreement is attached hereto as Exhibit A; (b) the Assignment Agreement fully assigns all of Assignor's right, title and interest in the Lease to Merging Party. Effective as of August 1, 2008   (the "Effective Date"), Assignor assigned to Merging Party all of Assignor's rights, title and interest in, to and under the Lease, including, without limitation, all interest in the Security Deposit, if any, as described in Paragraph 1.07 of the Lease, previously delivered by Assignor to Landlord  (the "Security Deposit"). As of the Effective Date, Merging Party, for itself and  its successors and assigns, assumed all of Assignor's right, title, and interest in, to and under the Lease and agreed to pay, perform, observe and be bound by all of the covenants, agreements, provisions, conditions and obligations of the tenant under the Lease, including but not limited to, the obligation to pay Landlord for all rent, adjustments of rent and other additional charges payable pursuant to the terms of the Lease, which shall accrue from and after the Effective Date. Nothing contained in the Assignment Agreement shall be deemed to amend, modify or alter in any way the terms, covenants and conditions set forth in the Lease.

2.

Merger Agreement; Merger; Assignment and Assumption. Surviving Party hereby represents and warrants that: (a) the Merger Agreement, the Merger and/or the Transfer fully assigned or otherwise transferred, by operation of law or otherwise, all of Merging Party's right, title and interest in, to and under the Lease (including, without limitation, all interest in the Security Deposit) to Surviving Party; and (b) following the Merger and Transfer, Surviving Party has assumed and is bound by, whether by operation of law or otherwise, all of the covenants, agreements, provisions, conditions and obligations of the tenant under the Lease, including but not limited to, the obligation to pay Landlord for all rent, adjustments or rent and other additional charges payable pursuant to the terms of the Lease. Nothing contained in the Merger Agreement shall be deemed to amend, modify or alter in any way the terms, covenants and conditions set forth in the Lease.

3.	Representations.

3.1

Assignor hereby represents and warrants that Assignor: (i) had full power and authority to assign to Merging Party its entire right, title and interest in the Lease and with respect to the entire Security Deposit, if any; (ii) had not previously transferred or conveyed its interest in the Lease to any person or entity, collaterally or otherwise; (iii) had full power and authority to enter into the Assignment Agreement; and (iv) has full power and authority to enter into this Agreement.

3.2

Surviving Party (as the successor to Merging Party) hereby represents and warrants that Merging Party: (i) had full power and authority to assume all of Assignor's right, title and interest in, to and under the Lease, including the entire Security Deposit, if any; and (ii) had full power and authority to enter into the Assignment Agreement.

3.3

Surviving Party (as the successor to Merging Party) hereby represents and warrants that Merging Party: (i) had full power and authority to assign or otherwise transfer its entire right, title and interest in the Lease (including the entire Security Deposit)

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to Surviving Party; (ii) had not previously transferred or conveyed its interest in the Lease to any person or entity, collaterally or otherwise; (iii) had full power and authority to enter into the Merger Agreement, the Merger and the Transfer; (iv) in connection with the Merger and the Transfer, assigned all of Merging Party's rights, title, interest and obligations under the Lease, whether by operation of law or otherwise, to Surviving Party; and (v) had assigned or otherwise transferred, by operation of law or otherwise, the entire Security Deposit, if any, as described in Paragraph 1.07 of the Lease, to Surviving Party, and Merging Party had full power and authority to do the same.

3.4

Surviving Party hereby represents and warrants that Surviving Party: (i) had full power and authority to enter into the Merger Agreement, the Merger and the Transfer; (ii) has full power and authority to enter into this Agreement; (iii) in connection with the Merger and the Transfer, assumed all of Merging Party's right, title, interest and obligations under the Lease, whether by operation of law or otherwise; and (iv) assumed by operation of law or otherwise, the entire Security Deposit, if any, as described in Paragraph 1.07 of the Lease, and Surviving Party had full power and authority to do the same.

3.5

Surviving Party further represents and warrants that, following the Merger and the Transfer: (i) Surviving Party has a stockholder equity that is at least equal to $40 million as of the date of this Agreement; and (ii) the business in the Premises will continue to be operated for the use and in the manner provided in the Lease.

4.

Minimum Stockholder Equity. If the stockholder equity of Surviving Party is ever less than $15 million, Landlord has the right, upon thirty days notice to Surviving Party, to increase the amount of the Security Deposit to an amount equal to Landlord's then unamortized capital investment portion of Lessor's Work Allowance (including any additional sum(s) paid by Landlord in connection with the Cost of Lessor's Work, as described in Paragraph l.l(d) of Exhibit B of the Work Letter attached to the Lease), provided that the maximum amount of the Security Deposit which may be demanded by Landlord shall be equal to no more than six months of rent.

5.

Option to Renew. Irrespective of any Lease language to the contrary, the option to renew the Lease, as described in Section 27.16 of the Lease, is hereby assigned to Surviving Party; provided that this option to renew shall be personal to Surviving Party and shall not be transferable or exercisable by or for the benefit of any assignee or subtenant other than Surviving Party.

6.

No Greater Rights. Unless otherwise stated in this Agreement, in no event shall the Assignment Agreement, the Merger Agreement or the other provisions of this Agreement be construed as granting or conferring upon Surviving Party any greater rights than those contained in the Lease nor shall there be any diminution of the rights and privileges of the Landlord under the Lease, nor shall the Lease be deemed modified in any respect.

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{2095-0138/00078537;5}

7.

Deliveries. Prior to Landlord's execution ofthis Agreement and as a condition precedent to the effectiveness of this Agreement, Surviving Party shall: (a) deliver to Landlord a fully executed copy of the Assignment Agreement; (b) deliver to Landlord written notice that the Merger and Transfer have been finalized, and to the extent feasible, a fully executed copy of the Merger Agreement; and (c) upon request of Landlord, its successors or assigns, provide Landlord with such other information regarding the Assignment, the Assignment Agreement, the Merger, the Transfer and/or the Surviving Party that Landlord may reasonably require, which additional information shall include, evidence of the name change of Assignor and of the good standing of Surviving Party.

8.

Landlord's Review Fee and Costs. Upon Assignor's execution and delivery of this Agreement, Surviving Party shall pay to Landlord: (a) the sum of $250; and (b) Landlord's reasonable out-of-pocket costs within five (5) business days of Landlord's request thereof all in consideration for Landlord's review and preparation of this Agreement.

9.

Landlord's Consent. In reliance upon the agreements and representations contained in this Agreement, Landlord hereby consents to the Assignment, the Merger and the Transfer. This Agreement shall not constitute a waiver of the obligation of the tenant (or any successor party) under the Lease to obtain Landlord's consent to any subsequent assignment, sublease, merger or other transfer under the Lease, nor shall it constitute a waiver of any existing defaults under the Lease.

10.

Notice Address. Any notices to Surviving Party shall be effective when served to Surviving Party at the Premises in accordance with the terms of the Lease.   From and after the Effective Date, notices to Assignor shall be served at the following address: L-1 Identity Solutions, Inc., 177 Broad Street, Stamford, CT 06901, Attn.: Mark Molina, Fax: 203-504-1104.

11.

No Modifications. None of the terms in this Agreement may be modified unless in writing and signed by all parties to this Agreement. Unless otherwise stated in this Agreement, nothing contained in this Agreement shall be deemed to amend, modify or alter in any way the terms, covenants and conditions set forth in the Lease.

12.

Authority. Each signatory of this Agreement represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. Each signatory of this Agreement represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. Surviving Party hereby represents and warrants that neither Merging Party or Surviving Party, nor any persons or entities holding any legal or beneficial interest whatsoever in Merging Party or Surviving Party, are (i) the target of  any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury ("OFAC"); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50

U.S.C. App.§ 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701- 06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on

4

{2095-0138/00078537;5}

the following list that is published by OFAC: "List of Specially Designated Nationals and Blocked Persons." If the foregoing representation is untrue at any time during the Term, an Event of Default under the Lease will be deemed to have occurred, without the necessity of notice to Surviving Party.

13.

Financial Statements and Credit Reports. Notwithstanding anything to the contrary contained in the Lease, and in addition to the terms and conditions of the Lease, at Landlord's request, Surviving Party shall deliver to Landlord copies, certified by an officer of Surviving Party as being a true and correct copy, of Surviving Party's most recent audited financial statement, or, if unaudited, certified by Surviving Party's chief financial officer as being true, complete and correct in all material respects. Surviving Party hereby authorizes Landlord to obtain one or more credit reports on Merging Party and Surviving Party at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

14.

Hazardous Materials/Failure to Perform. Surviving Party shall protect, defend, indemnify and hold each and all of Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Merging Party and/or Surviving Party to fully comply with all applicable environmental laws, rules, statues, ordinances and/or codes, and/or the presence, handling, use or disposition in or from the Premises of any hazardous materials by Merging Party, Surviving Party and/or any of Merging Party's or Surviving Party's employees, agents, invitees, or contractors (even though permissible under all applicable environmental laws, rules, statues, ordinances and/or codes and/or the provisions of the Lease, as amended), or by reason of any actual or asserted failure of Surviving Party to keep, observe, or perform any provision of the Lease, as amended hereby.

15.

Counterparts. This Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties.

16.

Brokers. Surviving Party and Assignor each hereby represent to Landlord that it has dealt with no broker in connection with this Agreement. Surviving Party agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, investors, managers, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any brokers claiming to have represented Merging Party, Surviving Party and/or Assignor, as the case may be, in connection with this Agreement.

IN WITNESS WHEREOF, Landlord, Assignor and Surviving Party have executed this Agreement effective on the day and year first above written.

5

{2095-0138/00078537;5}

LANDLORD:

PS BUSINESS PARKS, L.P.,

a California limited partnership

ASSIGNOR:

L-1 SECURE CREDENTIALING, INC.

(formerly known a Digimarc Corpoon), a

Delaware co,.-n•-

By:PS Business Parks, Inc.,

a _,its General Partner

By:

Name: Coby A. Holley Title:	Vice President

Title:

Dated: Septembe J,2008

Dated: September 30, 2008

SURVIVING PARTY:

DIGIMARC CORPORATION (formerly

known as DMRC Corporation),

a Delawn;orporation

By:   Name: {lµhe/-1 Chc,fF'IIJ.ffj

Title: Ch/.cf /..e,J(J,/ 0/lfi<r:cJf(/('ta/

Dated:   September lJ,2008

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

6

{2095-0138/00078537;5}

EXHIBIT A - COPY OF ASSIGNMENT AGREEMENT

attached to and made a part of the Agreement effective August 1, 2008, between PS BUSINESS PARKS, L.P., a Delaware corporation, as Landlord,

DIGIMARC CORPORATION, a Delaware corporation, as Assignor,DMRC LLC, a Delaware limited liability company, as Merging Party, and DMRC CORPORATION, a Delaware corporation, as Surviving Party.

[SEE ATTACHED]

Exhibit A-1

{2095-0138/00078537;5}

BILL OF SALE, AS&GNMENT AND ASSUMPTION AGREEMENT

This BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of August l, 2008 (this "Agreement"), is made by and betwe.cn DJGIMARC CORPORATION. a Delaware COipOratiou ("J)igimarc"), and DMRC LLC, a Delaware limited liability company and a wholly owned subsidiary of Digimarc ("llMRC"), pursuant to the Separation Agreement. dated as of August I, 2008 (the "Separation A,m:ement"), by and among Digimare, DMRC, DMRC Corporation, a Delaware oorporation and a wholly-owned subsidiary ofDMRC ("DMRC Sub"), and, solely with respect to Section 3.02, Section 4.09(b)(iii) and Section 4.13 thereof, L-1 Identity Solutions. Inc.. a Delaware corporation.

Capitalized terms used herein without definition shall have the respective meanmgs ascribed thereto in the Separation Agreement.

Seetien 1.Traufer ofDMRC Aasets

Digimarc, for good and valuable consideration. the receipt and sufficiency of which are hereby acknowledged. does hereby sell, assign. transfer. convey and deliver to DMRC. free and clear of all Encumbrances, aU of Digi.marc's right, title and interest in and to, and all obligations, liabilities and duties ofDigimarc under or with respect to. the DMRC Assets, other than any Delayed Transfer Assets.

Seetioal.Aasamptiou of LiabiHtia

DMRC, for good and valuable consideration. the receipt and sufficiency of which are hereby acknowledged. hereby accepts such sale, assignment, transfer and conveyance of the DMRC Assets and hereby assumes all DMRC Liabilities. other than any Delayed Transfer Liabilities, and agrees to pay, perform and/or discharge all of such obligations, liabilities and duties as and when the same become due.

Section 3.NO REPRESENTATIONS OR WA.RRAN11ES.

EXCEPT AS SET FORTH IN THE SEPARATION AGREEMENT, DIGlMARC MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (JNCLUDINO THOSE REFERRED TO 1N THE UNIFORM COMMERCIAL CODE OR 1N ANY STATUTE OR RULE OF LAW TIIAT CAN BE LIMITBD OR WAJVED AND WOULD OTHERWISE BE APPLICABLE TO REAL PROPERTY), AND THE DMRC ASSETS SHALL BE DEEMED TO BE "AS IS, WHERE IS" ON THE DATE HEREOF, AND IN 1llE.IR THEN PRESENT CONDITION, AND DMRC SHAIL RELY UPON ITS OWN EXAMINATION THEREOF. IN ANY EVENT. DIGIMARC MAK.ES NO WARRANTY OF MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY, WITH RESPECT TO ANY OF THE DMRC ASSETS, OR AS TO THE CONDIDON OR WORKMANSHlP THEREOF OR THE ABSENCE OF ANY DEFECTS THEREIN. WHETHER LATENT OR PATENT.

Exhibit A-2

{2095-0138/00078537;5}

Anipwat; No Ripa la Tldnl Partt.

This Ap,ement shall be binding upon and inure to the benefit of the parties bmelo and their n=speetive sugecssors and permitted assigns. Nothing expressed or implied herein is intended to confer upon any person or entity, other than DMRC and Digimarc and their respective successors and permitted a.ips, myrights, remedies, obligations or liabilities under or by reason oftbis Agreement.

               Aaeadmat

This Agreement may not be amended or modified except by an imtrument in writing siped by Digimarc and DMR.C.

Ge'ffraill& Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed and to be performed in the State of Delaware. The parties irrevocably consent to the exclusive jurisdiction and venue of tbe state and federal courts 1oeated in the State of Delaware in conncdion withany action relating to thisAp:iement.c.........._ l'aewi-ile Sipatua

This Agreement may be executed in one or m<ft counterparts, and by the different parties berdo in sepnte counterparts, each of which when executed shall be deemed to be an oriaiml but all of which taken together shall comtitute one and the same apem.eat. The parties agree that for purposes of this Agreement and the otba'ducu1ue11ts, agreements, and ccrtifialtcs ddnrdin OODDeetion with the tnmsacdons contmnplated mmbyt delivery via facsimile of an executed siplture pap to this Apeement. such document, agreement or certificate shall be as effective as delivery ofa mania.Uy signed sia;nature pap to this

Asuch document, apeemeat or certificate.

[Remainder of Paae Intentionally Left Blank]

Exhibit A-3

{2095-0138/00078537;5}

IN WlTNBSS WHBR.BOF', eada of theparties hereto has caused this BlLL OF SALB, ASSIGNMENT AND ASSUMPTJON AOREBMENT to beaec:uted byitldulyaalbmiml oflicc:r..

DIGIMARC CORPORATION

By{&,

Name:

Title!

Na-e:

Title:

Exhibit A-4

{2095-0138/00078537;5}

FIRST AMENDMENT AND

LESSOR CONSENT TO ASSIGNMENT AND ASSUMPTION

THIS FIRST AMENDMENT and LESSOR CONSENT TO ASSIGNMENT AND ASSUMPTION

(collectively, this "Agreement" and sometimes referred to herein as the "Amendment") is made and entered into as of the 13th day of May, 2010, by and between PS BUSINESS PARKS, LP., a California limited partnership ("Lessor'), DIGIMARC CORPORATION, a Delaware Corporation ("Lessee" or "Assignor'') and DIGIMARC CORPORATION, an Oregon corporation ("Surviving Entity").

RECITALS

A.

Lessor and Lessee (formerly known as DMRC Corporation, and as successor in interest to L-1 Secure Credentialing, Inc., a Delaware corporation, formerly known as Digimarc Corporation) are parties to that certain lease dated March 22, 2004 (the "Lease"). Pursuant to the Lease, Lessor has leased to Lessee space currently containing approximately 46,083 rentable square feet (the "Premises") located at 9405 SW Gemini Drive, Beaverton, Oregon 97008 (the "Building"), which is a part of the project commonly referred to as Creekside Corporate Park (the "Project").

B.

Lessee and Surviving Entity have entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby Lessee has been merged with and into Surviving Entity with Surviving Entity to remain as the surviving entity (the "Merger"). As a consequence of the Merger, all right, title and interest of Lessee under the Lease was transferred to, and assumed by, the Surviving Entity (the "Transfer').

C.	Lessee and Surviving Entity have requested Lessor's consent to the Merger and Transfer. Lessor has agreed to give such consent upon the terms and conditions contained in this Consent.

D.	The Lease by its terms shall expire on August 31, 2011 ("Prior Termination Date"), and the parties desire to extend the Term of the Lease, all on the following terms and conditions.

E.	Lessor, Lessee and Surviving Entity mutually desire that the Lease be amended on and subject to the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

A.	Amendment. Lessor, Lessee and Surviving Entity agree that, effective as of the date hereof, the Lease shall be amended in accordance with the following terms and conditions:

I.

Extension. The Term of the Lease is hereby extended for a period of 60 months and shall expire on August 31, 2016 ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Term commencing the day immediately following the Prior Termination Date ("Extension Date") and ending on the Extended Termination Date shall be referred to herein as the "Extended Term".

II.

Base Rent. The Base Rent, Additional Rent and all other charges under the Lease shall be payable as provided therein with respect to the Premises through and including December 31, 2010, subject to the Cap (as defined in Section IV below) on Lessee's Proportionate Share of Operating Expenses for calendar year 2010). Notwithstanding anything to the contrary contained in the Lease, effective as of January 1, 2011, the schedule of Base Rent payable with respect to the Premises for the balance of the original Term and the Extended Term is the following:

Period	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
1/1/11-12/31/11	$16.75	$771,890.25	$64,324.19
1/1/12-12/31/12	$17.34	$799,079.28	$66,589.94
1/1/13-12/31/13	$17.95	$827,189.88	$68,932.49
1/1/14-12/31/14	$18.58	$856,222.20	$71,351.85
1/1/15-12/31/15	$19.23	$886,176.12	$73,848.01
1/1/16- 8/31/16 --- -	$19.90	$917,051.76*	$76,420.98

'Tenant shall only be liable for the Monthly Base Rent due for each month within the period of January 1, 2016 -August 31, 2016 and not the entire Annual Base Rent.

All such Base Rent shall be payable by Lessee in accordance with the terms of the Lease, as amended hereby.

Ill.Additional Security Deposit. No additional security deposit shall be required in connection with this Amendment.

{2095-0217/00122181;3}

IV.

Operating Expenses. For the period commencing on January 1, 2011 and ending on the Extended Termination Date, Lessee shall pay for Lessee's Proportionate Share of the increase in Operating Expenses over the Base Year in accordance with the terms of the Lease, as amended hereby, provided, however, during such period, the Base Year for the computation of Lessee's Proportionate Share of Operating Expenses is amended from 2005 to 2011. Notwithstanding the foregoing or anything to the contrary set forth in Article 4 of the Lease, effective January 1, 2011, electricity for the Premises and the Building (to the extent that the Premises constitutes 100% of the Building and except to the extent attributable to the common areas of the Project and/or Property) shall no longer be a part of the definition of Utility and Service Costs (as defined in Section 4.03B of the Lease) and shall no longer be included as a part of Operating Expenses. Instead, electricity costs for the Premises and the Building (to the extent that the Premises constitutes 100% of the Building and except to the extent attributable to the common areas of the Project and/or Property) shall be treated as a separate and distinct category which shall no longer be subject to the Base Year and instead shall be subject to a Premises Electricity Cost Expense Stop as more fully described in Section V below. Lessor and Lessee acknowledge and agree that, pursuant to Section 4.05B of the Lease, Lessee owes Lessor approximately $33,000.00 in connection with Lessee's underpayment of actual Operating Expenses for calendar year 2009 (the "2009 Operating Expense Underpayment"). Lessor hereby (i) waives any claim to the 2009 Operating Expense Underpayment, (ii) agrees that the existence of the 2009 Operating Expense Underpayment is not, and was not, a Default, event of default, or other similar occurrence under the Lease, and (iii) agrees that Tenant has fully paid all of its obligations on account of Operating Expenses attributable to calendar year 2009. In addition, notwithstanding anything herein or in the Lease to the contrary, Lessee's Proportionate Share of Operating Expenses for calendar year 2010 shall not exceed the sum of $54,420.00 (the "Cap"); provided, however, that the Cap set forth herein shall not be deemed applicable to any additional  space added  to the Premises at any time or from  time to time, unless expressly so provided in any amendment to the Lease. In consideration of the foregoing, Lessee hereby waives any interest in any overpayment of actual Operating Expenses for calendar year 2010, which amounts, if any, shall be for the sole benefit of Lessor, it being understood that Lessee shall not be entitled to any credit, abatement or other concession in connection therewith. Lessor agrees to act in a commercially reasonable manner in incurring Operating  Expenses,  taking into consideration  the class and the quality of the Building  and Project and shall extrapolate Operating Expenses in accordance with the methodology used to extrapolate Operating Expenses in comparable buildings owned by Lessor and its affiliates in the geographic area in which the Building and Project is located. Lessee agrees to act in a commercially reasonable manner to control those items of Operating Expenses within Lessee's reasonable control to avoid an unreasonable increase in Operating Expenses incurred during the 2010 and 2011 calendar years.

V.	Premises Electricity Cost!;.

A.

Premises Electricity Costs Stop. Effective January 1, 2011, the Premises Electricity Costs Stop for the balance of the current Term and the Extended Term shall be $115,207.50. Throughout the balance of the current Term and the Extended Term, Lessee shall pay, as Additional Rent, Lessee's Proportionate Share of the total amount, if any, by which Premises Electricity Costs (as defined below) for each calendar year during the balance of the current Term and Extended Term exceed the Premises Electricity Costs Stop (the "Premises Electricity Costs Excess"). If Premises Electricity Costs in any calendar year decrease below the amount of the Premises Electricity Costs Stop, Lessee's Proportionate Share of Utility and Service Costs shall be $0.

B.

Premises Electricity Costs. Premises Electricity Costs shall only include the actual cost of electricity provided to the Premises and Building. All other costs incurred by Lessor related to electricity, including costs for the provision of electricity to the common areas, shall continue to be included as part of Utility and Service Costs.

C.

Premises Electricity Costs Excess Payments.   Lessee's estimated payments of Premises Electricity Costs Excess shall be made monthly on or before the first day of each calendar month during the balance of the current Term and the Extended Term, each in the amount of Lessor's then current estimate as outlined below. Lessee's Proportionate Share of Premises Electricity Costs Excess will be prorated for partial months. Lessee's Proportionate Share of Premises Electricity Costs Excess shall be determined and paid as follows:

(i)

Lessee's Premises Electricity Costs Excess estimates: As soon as is practical following the end of each calendar year, Lessor will provide Lessee with a determination of (provided, however, that Lessor shall exercise reasonable efforts to provide such determination within 120 days following  the end of each calendar  year): (a) Lessee's annual share of estimated Premises Electricity Costs Excess for the then current calendar year; (b) Lessee's monthly Premises Electricity Costs Excess estimate for the then current year; and, (c) Lessee's retroactive estimate correction billing (for the period of January 1st through the date immediately prior to the commencement date of Lessee's new monthly

2

{2095-0217/00122181:3)

Premises Electricity Costs Excess estimate) for the difference between Lessee's new and previously billed monthly Premises Electricity Costs Excess estimates for the then current year.

(ii)

Lessee's Proportionate Share of actual annual Premises Electricity Costs Excess: Each year, Lessor will provide Lessee with a determination refiecting the total Premises Electricity Costs and Premises Electricity Costs Excess for the previous calendar year as soon as practical following the end of each calendar year; provided, however, that Lessor shall exercise reasonable efforts to provide such determination within 120 days following the end of each calendar year. If Lessee's estimated Premises Electricity Costs Excess billed for the previous calendar year is less than Lessee's Proportionate Share of the actual Premises Electricity Costs Excess for the prior calendar year, Lessee shall pay to Lessor the difference due within thirty (30) days of delivery of Lessor's invoice. If Lessee has paid more than its Proportionate Share of Premises Electricity Costs Excess for the preceding calendar year, Lessor will credit the overpayment toward Lessee's future Premises Electricity Costs obligations or, if after expiration of the Extended Term, shall refund such excess to Lessee within thirty (30) days following the making of the determination. Monthly Premises Electricity Costs Excess estimates are due on the 1st of each month and shall commence in the month specified by Lessor. Lessee's retroactive estimate correction, if any, shall be due, in full, within thirty (30) days following delivery of Lessor's correction and, in the event of any overpayment, Lessor will credit the overpayment toward Lessee's future Premises Electricity Costs obligations.

D.

Audit. Lessee shall have the right to audit Premises Electricity Costs in the same manner as set forth in Section 4.07 of the Lease with respect to Lessee's right to audit Operating Expenses. Notwithstanding the foregoing, Tenant shall have the right, which right shall be exercised no more than twice per calendar year, to request copies of electric bills attributable to the Premises for then current calendar year and Landlord shall deliver such copies to Tenant promptly following Tenant's request.

VI.	Improvements to PreJnises_.

A.

Condition of Premises. Lessee is in possession of the Premises and accepts the same "as is" without any agreements, representations, understandings or obligations on the part of Lessor to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment and subject to Lessor's obligations with respect to repairs under Article 11 of the Lease.

B.

Responsibility for Improvements to Premises. Lessee may perform improvements to the Premises in accordance with the Work Letter attached hereto as Exhibit A and Lessee shall be entitled to an improvement allowance in connection with such work as more fully described in Exhibit A.

C.

HVAC. Lessor hereby agrees to (a) replace the three (3) existing 25 ton roof-top HVAC units and control systems serving the Building and various portions Premises and (b) retrofit the VAV boxes associated with each specific HVAC unit over the next three calendar years as follows:

(i)Lessor to replace the existing roof-top HVAC unit designated by the parties as RTU#1 and the base control system before the end of calendar year 2010. Lessor and Lessee will reasonably cooperate with one another to coordinate the replacement of such unit with the construction of the Lessee Improvements (as defined in Exhibit A attached hereto) except that in no event shall any delay in Lessee's construction schedule affect Lessor's obligation to replace such system before the end of calendar year 201O;

(ii)Lessor to replace a second existing roof-top HVAC unit and make necessary additions to the then existing base control system to accommodate the same before the end of calendar year 2011; and

(iii)	Lessor to replace the third and final existing roof-top HVAC unit and make necessary additions to the then existing base control system to accommodate the same before the end of calendar year 2012.

All of the new HVAC units shall be of tonnage commensurate with and appropriate to those being replaced. All new units shall meet government standards for refrigerant type and energy efficiency (410 a 13 SEER). The control system shall be direct digital, either BACnet or LON capable, with alarm points and alerts. Building manager functions shall be included. Lessor shall install units which shall

3

{2095-0217/00122181;3}

maintain the existing redundancy for the existing server room and Lessor shall plan and install the system for such existing redundancy to be maintained.

Except to the extent caused by Lessee or any of Lessee's agents', contractors' or employees' acts and/or omissions or as a result of casualty, Lessor shall perform such replacements at its sole cost and expense and such costs shall not be included in Operating Expenses; provided, however, that Lessee shall reimburse Lessor for the cost and expense of the unit to be installed in calendar year 2012 as described in C(iii) above (the "2012 Unit") by payments of monthly Additional Rent in an amount  that would fully amortize the cost and expense of the 2012 Unit over fifteen (15) years. Such Additional Rent obligation shall continue until such cost and expense is fully amortized or until the expiration of the Extended Term, as it may be extended from time to time, whichever comes first.

VII.	Roof S.2.ace for[)ish/Ant!!_nna.

A.

As of the date of this Amendment, Lessee shall have the right to lease space on the roof of the Building, at no additional cost to Lessee, for the purpose of installing (subject to the terms and conditions set forth in Article 10 of the Lease), operating and maintaining a dish/antenna not exceeding 36 inches in diameter (the "Dish/Antenna"). The location of the space on the roof to be leased by Lessee is referred to herein as the "Roof Space". Lessor reserves the right to relocate the Roof Space as reasonably necessary during the Term. Lessor's designation shall take into account Lessee's use of the Dish/Antenna. Notwithstanding the foregoing, Lessee's right to install the Dish/Antenna shall be subject to the approval rights of Lessor (which approval rights may include review by Lessor's architect and/or engineer) with respect to the plans and specifications of the Dish/Antenna, the manner in which the Dish/Antenna  is  attached to the roof of the Building and the manner in which any cables are run to and from the Dish/Antenna, which approval shall not be unreasonably withheld or delayed. In the event Lessee replaces the Dish/Antenna during the Term, the precise specifications and a general description of any replacement Dish/Antenna along with all documents Lessor reasonably requires to review the installation of such replacement Dish/Antenna  (the "Plans and Specifications") shall be submitted to Lessor for Lessor's written approval no later than 20 days before Lessee commences to install such Dish/Antenna, which approval shall not be unreasonably withheld or delayed. Lessee shall be solely responsible  for obtaining and maintaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Dish/Antenna. If Lessor determines that the Dish/Antenna equipment does not comply with the approved Plans and Specifications, that the Building has been damaged during installation of the Dish/Antenna or that the installation was defective, Lessor shall notify Lessee of any noncompliance or detected problems and Lessee promptly shall cure the defects. If Lessee fails to promptly cure the defects, Lessee shall pay to Lessor upon demand the cosi as reasonably determined by Lessor, of correcting any defects and repairing any damage to the Building caused by such installation. If at any time Lessor, in its sole discretion, deems it necessary, Lessee shall provide and install, at Lessee's sole cost and expense, appropriate aesthetic screening, reasonably satisfactory to Lessor, for the Dish/Antenna (the "Aesthetic Screening").

B.

Lessor agrees that Lessee, upon reasonable prior written notice to Lessor, shall have access to the roof of the Building and the Roof Space solely for the purpose of maintaining, repairing and removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, all of which shall be performed by Lessee or Lessee's authorized representative or contractors, which shall be reasonably approved by Lessor, at Lessee's sole cost and risk.  It is agreed, however, that only authorized engineers, employees or properly authorized contractors of Lessee, FCC (defined below) inspectors, or persons under their direct supervision will be permitted to have access to the roof of the Building and the Roof Space. Lessee further agrees to exercise firm control over the people requiring access  to the roof of the Building and the Roof Space in order  to keep to a minimum the number of people having access to the roof of the Building and the Roof Space and the frequency of their visits. It is further understood and agreed that the installation, maintenance, operation and removal of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, is not permitted to damage the Building or the roof thereof, or interfere with the use of the Building and roof by Lessor. Lessee agrees to be responsible  for  any damage caused to the roof or any other part of the Building,  which may be caused by Lessee or any Lessee Entity.

C.

Lessee agrees to install and maintain only equipment of types and frequencies which will not cause unreasonable interference to Lessor or any other Lessee of the Building. In the event Lessee's equipment causes such interference, Lessee will change the frequency on which it transmits and/or receives and take any

{2095-0217100122181:3}

4

other steps necessary to eliminate the interference.   If said interference cannot be eliminated within a reasonable period of time, in the judgment of Lessor, then Lessee agrees to remove the Dish/Antenna from the Roof Space. Lessee shall, at its sole cost and expense, and at its sole risk, operate and maintain the Dish/Antenna in a good and workmanlike manner, and in compliance with all Building, electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the Federal Government, including, without limitation, the Federal Communications Commission (the "FCC"), the Federal Aviation Administration ("FAA") or any successor agency of either the FCC or FAA having jurisdiction over radio or telecommunications, and of the state, city and county in which the Building is located. Under this Lease, the Lessor and its agents assume no responsibility for the licensing, operation and/or maintenance of Lessee's equipment. Lessee has the responsibility of carrying out the terms of its FCC license in all respects. The Dish/Antenna shall be connected to Lessor's power supply in strict compliance with all applicable Building, electrical, fire and safety codes. Neither Lessor nor any Lessor Entity shall be liable to Lessee for any stoppages or shortages of electrical power furnished to the Dish/Antenna or the Roof Space because of any act, omission or requirement of the public utility serving the Building, or the act or omission of any other Lessee, invitee or licensee or their respective agents, employees or contractors, or for any other cause beyond the reasonable control of Lessor, and Lessee shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power. Neither Lessor nor any Lessor Entity shall have any responsibility or liability for the conduct or safety of any of Lessee's representatives, repair, maintenance and engineering personnel while in or on any part of the Building or the Roof Space.

D.

The Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, shall remain the personal property of Lessee, and shall be removed by Lessee at its own expense at the expiration or earlier termination of the Lease or Lessee's right to possession under the Lease. Lessee shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached. Lessee agrees to maintain all of Lessee's equipment placed on or about the roof or in any other part of the Building in proper operating condition and maintain same in satisfactory condition as to appearance and safety in Lessor's sole discretion. Such maintenance and operation shall be performed in a manner to avoid any interference with any other Lessees or Lessor. Lessee agrees that at all times during the Term, it will keep the roof of the Building and the Roof Space free of all trash or waste materials produced by Lessee or Lessee's agents, employees or contractors.

E.

In light of the specialized nature of the Dish/Antenna, Lessee shall be permitted to utilize the services of its choice for operation, removal and repair of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, subject to the reasonable approval of Lessor. Notwithstanding the foregoing, Lessee must provide Lessor with prior written notice of any such removal or repair and coordinate such work with Lessor in order to avoid voiding or otherwise adversely affecting any warranties granted to Lessor with respect to the roof. If necessary, Lessee, at its sole cost and expense, shall retain any contractor having a then existing warranty in effect on the roof to perform such work (to the extent that it involves the roof), or, at Lessee's option, to perform such work in conjunction with Lessee's contractor. In the event Lessor contemplates roof repairs that could affect Lessee's Dish/Antenna, or which may result in an interruption of Lessee's telecommunication service, Lessor shall formally notify Lessee at least 30 days in advance (except in cases of an emergency) prior to the commencement of such contemplated work in order to allow Lessee to make other arrangements for such service.

F.

Lessee shall not allow any provider of telecommunication, video, data or related services (collectively, "Communication Services") to locate any equipment on the roof of the Building or in the Roof Space for any purpose whatsoever, nor may Lessee use the Roof Space and/or Dish/Antenna to provide Communication Services to an unaffiliated Lessee, occupant or licensee of another building, or to facilitate the provision of Communication Services on behalf of another Communication Services provider to an unaffiliated Lessee, occupant or licensee of the Building or any other building. Lessee acknowledges that Lessor may at some time establish a standard license agreement (the "License Agreement") with respect to the use of roof space by Lessees of the Building. Lessee, upon request of Lessor, shall enter into such License Agreement with Lessor provided that such agreement does not materially alter the rights of Lessee hereunder with respect to the Roof Space.   Lessee specifically acknowledges and agrees that the terms and conditions of Article 13 of the Lease shall apply with full force and effect to the Roof Space and any other portions of the roof accessed or utilized by Lessee, its representatives, agents, employees or contractors.

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5

G.

If Lessee defaults under any of the terms and conditions of this Section or the Lease,  and Lessee fails to cure said default within the time allowed by Article 18 of the Lease, Lessor shall be permitted to exercise all remedies provided under the terms of the Lease, including removing the Dish/Antenna, the appurtenances and the Aesthetic Screening,  if any, and restoring the Building and the Roof Space to the condition that existed prior to the installation  of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any. If Lessor removes the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, as a result of an uncured default, Lessee shall be liable for all costs and expenses Lessor incurs in removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and repairing any damage to the Building, the roof of the Building and the Roof Space caused by the installation, operation or maintenance of the Dish/Antenna, the appurtenances, and the Aesthetic Screening, if any. Lessee's rights pursuant to this Section are personal to the named Lessee under  the Lease and are not transferable,  except with respect to a transfer for which Lessor's consent is not required pursuant to Section 17.01 of the Lease.

VIII.

Other Pertinent Provisions. Lessor and Lessee agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

A.	Operating Expenses. Section 4.02 of the Lease is hereby amended by adding the following at the end thereof:

"Operating Expenses shall exclude the following:

(i)	Any ground lease rental;

(ii)Costs of capital improvements, replacements or equipment and any depreciation or amortization expenses thereon, except to the extent (A) reasonably intended to produce a reduction in Operating Expenses, (B) required by any Laws, or for health or safety purposes, (C) for commercially reasonable improvements to or replacements of any components of the Common Areas, which costs shall be uniformly applied to all tenants of the Project, or (D) for reimbursement of the 2012 Unit as described in Section VI.C above.

(iii)

Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement excluded in clause (ii) above;

(iv)Costs incurred by Lessor for the maintenance of, or the repair of damage to, the Building, Project and/or  Property, to the extent that Lessor is reimbursed by insurance proceeds or directly by Lessees;

(v)Costs, including permit, license and inspection costs, incurred with respect to the installation of Lessee or other occupant improvements made for Lessees or other occupants in the Building, the Project and/or the Property or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for or the premises of other Lessees or other occupants of the Building;

(vi)Marketing costs, including leasing comm1ss1ons, attorneys' fees in connection with the negotiation and preparation or enforcement of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective Lessees or other occupants of the Building, Project or the Property;

(vii)	Costs incurred by Lessor due to the violation by Lessor of the terms and conditions of any lease of space in the Building or the Project;

(viii)

interest, principal, points and fees on debt or amortization payments on any mortgage or deed of trust or any other debt instrument encumbering the Building, Project or Property or the land on which the Building or Project is situated;

(ix)Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature;

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6

(x)Advertising and promotional expenditures (except for retail property promotions);

(xi)Costs incurred in connection with upgrading the Building, Project or Property to comply with disability, life, fire and safety codes in effect prior to the issuance of the temporary certificate of occupancy for the Building;

(xii)	Interest, fines or penalties incurred as a result of Lessor's failure to make payments when due unless such failure is commercially reasonable under the circumstances;

(xiii)	Costs arising from Lessor's charitable or political contributions;

(xiv)The depreciation of the Building and other real property structures on the Property;

(xv)Lessor's general corporate overhead and general administrative expenses not related to the operation of the Building or the Project;

(xvi)Any bad debt loss, rent loss or reserves for bad debts or rent loss, or reserves for equipment or capital replacement."

B.

Lessee Alterations. Notwithstanding anything to the contrary contained in Sections 10.05 and/or 10.6 of the Lease, Lessee shall not be required to remove any Lessee Alterations made by Lessee which have been consented to by Lessor pursuant to Section 10.02 of the Lease or any wiring and cabling installed at the Premises by Lessee; provided, however, that Lessor reserves the right to elect, upon ninety (90) days prior written notice to Lessee, to require Lessee to remove any low voltage wiring installed by Lessee at the Premises on or before the termination of the Lease pursuant to Section 10.06 of the Lease.

C.	Holdover. The percentage set forth in third sentence of Section 23 of the Lease is hereby amended from two hundred percent (200%) to "one hundred fifty percent (150%)".

D.	Estoppel Certificate. The references to ten (10) days in the first and third sentences of Section 21 of the Lease are hereby each deleted in their entirety and replaced with "fifteen (15) days".

E.	Subordination. The fourth sentence of Section 25 of the Lease is hereby deleted in its entirety and replaced with the following:

"Lessee acknowledges that although this Paragraph is self-executing, Lessee covenants and agrees to execute and deliver, within fifteen (15) days of demand by Lessor and in the form reasonably requested by Lessor, or any other mortgagee or ground lessor, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying lease or the lien of any such mortgage or deed of trust, provided Lessee's interests hereunder shall not be disturbed so long as Lessee is not in default hereunder."

F.	Lessor's Work. The parties hereby acknowledge and agree that Lessor has fully performed all of its obligations pursuant to Exhibit B (Work Letter) of the Lease.

B.

Consent to Merger and Assignment and Assumption. Lessor hereby consents to the Merger and Assignment, subject to the following terms and conditions, all of which are hereby acknowledged and agreed to by Assignor and Surviving entity.

I.

Assignment and Assumption. Lessee and Surviving Entity hereby represent and warrant that (a) the Merger Agreement and/or Merger fully assigned or otherwise transfered, by operation of law or otherwise, all of Lessee's right, title and interest in the Lease to the Surviving Entity (the "Transfer"); and (b) following the Merger, the Surviving Entity has assumed and shall be bound by, whether by operation of law or otherwise, all of the covenants, agreements, provisions, conditions and obligations of the lessee under the Lease, including but not limited to, the obligation to pay Lessor for all adjustments of rent and other additional charges payable pursuant to the terms of the Lease. Nothing contained in the Merger Agreement shall be deemed to amend, modify or alter in any way the terms, covenants and conditions set forth in the Lease.

II.	R presentations.

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7

A.

Assignor hereby represents and warrants that Assignor: (i) had full power and authority to assign to Surviving Entity its entire right.  title and interest  in the Lease and with respect to the entire Security Deposit, if any; (ii) had  not previously transferred or conveyed  its interest in the Lease to any person or entity, collaterally or otherwise; (iii) had full power and authority to enter into the Merger Agreement and complete the Merger and has full power and authority to enter into this Consent; (iv) in connection with the Merger, has assigned all of Assignor's rights, title, interest and obligations under the Lease, whether by operation of law or otherwise, to the Surviving Entity; and (iv) has full power and authority to enter into this Agreement.

B.

The Surviving Entity hereby represents and warrants that the Surviving Entity: (i) had full power and authority to assume all of Assignor's right, title and interest in, to and under the Lease, including the entire Security Deposit, if any; and (ii) had full power and authority to enter into the Merger Agreement, the Merger and this Consent.

C.	Lessee and the Surviving Entity represent and warrant that following the Merger, (i) all or substantially all of the assets of Lessee will be owned by the Surviving Entity,

(ii) the Surviving Entity will have a net worth that is equal to or greater than the net worth of Lessee as of the date of this Agreement; and (iii} the business in the Premises will continue to be operated for the use and in the manner provided in the Lease.

111.

IV.

V.

VI.

VII.

No Greater Rights. In no event shall the Merger Agreement or the other provisions of this Agreement be construed as granting or conferring upon the Lessee or the Surviving Entity any greater rights than those contained in the Lease nor shall there be any diminution of the rights and privileges of the Lessor under the Lease, nor shall the Lease be deemed modrfied in any respect.

Deliveries. Prior to Lessor's execution of this Agreement and as a condition precedent to the effectiveness of this Agreement, Surviving Entity shall: (a} deliver to Lessor written notice that the Merger and Transfer have been finalized, and to the extent feasible, a fully executed copy of the Merger Agreement; and (B) upon request of Lessor, its successors or assigns, provide Lessor with financial statements evidencing the net worth of Surviving Entity and evidence of the name change of Assignor and of the good standing of Surviving Entity.

Lessor's Consent. In reliance upon the agreements and representations contained in this Consent, Lessor hereby consents to the Merger and the Transfer. This Consent shall not constitute a waiver of the obligation of the lessee under the Lease to obtain the Lessor's consent to any subsequent assignment, sublease or other transfer under the Lease, nor shall it constitute a waiver of any existing defaults under the Lease.

Notice Address. Any notices to Surviving Entity shall be effective when served to the Surviving Entity at the Premises in accordance with the terms of the Lease.

No Waiver. Lessor's consent to the Merger and Assignment shall not be construed as a waiver by Lessee of its rights under Article 17 of the Lease to future assignments of the lease or subleases of the Premises without Lessor's consent in certain instances, as more particularly described therein. Lessor hereby acknowledges and agrees that all rights under the Lease which are "personal" to the named Lessee or non-transferable, including without limitation the rights set forth in Section A.VII of this Amendment, have been transferred to Surviving Entity and are henceforward deemed to be personal to Surviving Entity.

C.	MisJ:;ellaneou .

I.

This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Lessee be entitled to any rent abatement. improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Lessee in connection with entering into the Lease, unless specrfically set forth in this Amendment.

II.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

Ill.	In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

IV.

Submission of this Amendment by Lessor is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Lessee. Lessor shall not be bound by this Amendment until Lessor has executed and delivered the same to Lessee.

8

{2095-0217/00122181;3}

V.

The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

VI.

Lessee hereby represents to Lessor that Lessee has dealt with no broker in connection with this Amendment, other than CresaPartners. Lessee agrees to indemnify and hold Lessor, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Lessor Related Parties") harmless from all claims of any brokers claiming to have represented Lessee in connection with this Amendment. Lessor hereby represents to Lessee that Lessor has dealt with no broker in connection with this Amendment. Lessor agrees to indemnify and hold Lessee, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Lessee Related Parties") harmless from all claims of any brokers claiming to have represented Lessor in connection with this Amendment. Lessor agrees to pay a brokerage commission to CresaPartners in accordance with the terms of a separate written commission agreement to be entered into between Lessor and CresaPartners.

VII.

Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. Lessee hereby represents and warrants that neither Lessee, nor any persons or entities holding any legal or beneficial interest whatsoever in Lessee, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury ("OFAC"); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50

U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: "List of Specially Designated Nationals and Blocked Persons." If the foregoing representation is untrue at any time during the Term, a Default under the Lease will be deemed to have occurred, without the necessity of notice to Lessee.

VIII.

Redress for any claim against Lessor under the Lease and this Amendment shall be limited to and enforceable only against and to the extent of Lessor's interest in the Building. The obligations of Lessor under the Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Lessor or the investment manager.

[SIGNATURE PAGE FOLLOWS]

{2095-0217/00122181:3)9

IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Amendment as of the day and year first above written.

LESSOR:

PS BUSINESS PARKS, L.P.,

a California limited partnership

By:PS BUSINESS PARKS, INC.,

a California corporation

By: c , £ I -J-b      I /Ll

Name: Coby A.Jolley Title:	Vice President

LESSEE:

4@

DIGIMARC CORPORATION,

a elaware corporatio

By.

Name: ,,t/I(: fttl-€ It: /W 0/t'P!;Ll I/

Title:

J!Ur>v..a' Ch

:::Or

SURVIVING ENTITY: DIGIMARC CORPORATION,

Name: .A-frc/4,,e/ € M C[J,,,,e_f"

Title:_ f {/ [>tf-A C,ro

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10

EXHIBIT A

LESSEE IMPROVEMEJIIT 8 REl;MEl',IT

This Exhibit is attached to and made a part of the Amendment by and between PS BUSINESS PARKS, LP., a California limited partnership ("Lessor") and DIGIMARC CORPORATION, an Oregon corporation ("Lessee") for space in the Building located at 9405 SW Gemini Drive, Beaverton, Oregon 97008. Capitalized terms not otherwise defined in this Exhibit A shall have the meaning given to such terms in the Lease of which this Exhibit A is a part.

1.

Lessee, following the full and final execution and delivery of the Amendment to which this Exhibit A is attached, shall have the right to perform alterations and improvements in the Premises, including, but not limited to, modifications, alterations and improvements to the server rooms (the "Server Rooms Modifications") which are located in the Premises (the "Lessee Improvements"). Notwithstanding the foregoing, Lessee and its contractors shall not have the right to perform the Lessee Improvements in the Premises unless and until Lessee has complied with all of the terms and conditions of Article 10 of the Lease (except for the requirement of obtaining advance lien waivers, which requirement shall be superseded by the terms of Section 2 below), including, without limitation, approval by Lessor of the final plans for the Lessee Improvements and the contractors to be retained by Lessee to perform such Lessee Improvements. Lessee shall be responsible for all elements of the design of Lessee's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Lessee's furniture, appliances and equipment), and Lessor's approval of Lessee's plans shall in no event relieve Lessee of the responsibility for such design. Lessor's approval of the contractors to perform the Lessee Improvements shall not be unreasonably withheld. The parties agree that Lessor's approval of the general contractor to perform the Lessee Improvements shall not be considered to be unreasonably withheld if any such general contractor (a) does not have trade references reasonably acceptable to Lessor, (b) does not maintain insurance as required pursuant to the terms of the Lease, (c) does not have the ability to be bonded for the work in an amount of no less than 150% of the total estimated cost of the Lessee Improvements, (d) does not provide current financial statements reasonably acceptable to Lessor, or (e) is not licensed as a contractor in the state/municipality in which the Premises is located. Lessee acknowledges the foregoing is not intended to be an exclusive list of the reasons why Lessor may reasonably withhold its consent to a general contractor.

2.

Provided Lessee is not in default under the terms of the Lease, Lessor agrees to contribute the sum of $368,664.00 (the "Lessee Improvement Allowance") toward the cost of performing the Lessee Improvements in preparation of Lessee's occupancy of the Premises. The Lessee Improvement Allowance may only be used for the cost of permitting, preparing design and construction documents and mechanical and electrical plans for the Lessee Improvements and for hard costs in connection with the Lessee Improvements. The Lessee Improvement Allowance, less a 10% retainage (which retainage shall be payable as part of the final Lessee Improvements, in periodic disbursements within 30 days after receipt of the following documentation: (a) an application for payment and sworn statement of the contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (b) a certification from an AIA architect substantially in the form of the Architect's Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment;

(c)	contractor's, subcontractor's and material supplier's conditional waivers of liens which shall cover all

Lessee Improvements for which disbursement is being requested and all other statements and forms required for compliance with the mechanics' lien laws of the state in which the Premises is located, together with all such invoices, contracts, or other supporting data as Lessee or Lessee's Mortgagee may reasonably require; (e) a cost breakdown for each trade or subcontractor performing the Lessee Improvements;

(d)

plans and specifications for the Lessee Improvements, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Premises; (f) copies of all construction contracts for the Lessee Improvements, together with copies of all change orders, if any; and (g) a request to disburse from Lessee containing an approval by Lessee of the work done and a good faith estimate of the cost to complete the Lessee Improvements. Upon completion of the Lessee Improvements, and prior to final disbursement of the Lessee Improvement Allowance, Lessee shall furnish Lessor with: (i) general contractor and architect's completion affidavits; (ii) full and final waivers of lien; (iii) receipted bills covering all labor and materials expended and used; (iv) as-built plans of the Lessee Improvements; and (v) the certification of Lessee and its architect that the Lessee Improvements have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable Laws. In no event shall Lessor be required to disburse the Lessee Improvement Allowance more than one time per month. If the Lessee Improvements exceed the Lessee Improvement Allowance, Lessee shall be entitled to the Lessee Improvement Allowance in accordance with the terms hereof, but each individual disbursement of the Lessee Improvement Allowance shall be disbursed in the proportion that the Lessee Improvement Allowance bears to the total cost for the Lessee Improvements, less the 10% retainage referenced above. Notwithstanding anything herein to the contrary, Lessor shall not be obligated to disburse any portion of the Lessee Improvement Allowance during the continuance of an uncured default under the Lease, and Lessee's obligation to disburse shall only resume when and if such default is cured.

3.In no event shall the Lessee Improvement Allowance be used for the purchase of equipment, furniture or other items of personal property of Lessee. Notwithstanding the foregoing, Lessee shall be

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A-1

entitled to apply the Lessee Improvement Allowance to the cost of purchasing and installing equipment which is necessary and related to the Server Rooms Modifications, which equipment shall be located at all times in the Premises and be for the use of Lessee. If Lessee does not submit a request for payment of the entire Lessee Improvement Allowance to Lessor in accordance with the provisions contained in this Exhibit A by November 30, 2011, any unused amount shall accrue to the sole benefit of Lessor, it being understood that Lessee shall not be entitled to any credit, abatement or other concession in connection therewith. Notwithstanding the foregoing, Lessee shall not submit a request for payment of any portion of the Lessee Improvement Allowance prior to January 1, 2011. Lessee shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Lessee Improvements and/or Lessee Improvement Allowance. Lessor shall be entitled to deduct from the Lessee Improvement Allowance a construction management fee for Lessor's oversight of the Lessee Improvements in the amount of $5,000.00 and such construction management fee shall be in lieu of the fee required under Section 10.03 of the Lease.

4.

Without limiting the "as-is" provisions of the Lease and this Amendment, Lessee accepts the Premises in its "as-is" condition and acknowledges that Lessor has no obligation to make any changes or improvements to the Premises or, except as provided above with respect to the Lessee Improvement Allowance and as provided in Section A.VI of the Amendment with respect to the HVAC, to pay any costs expended or to be expended in connection with any such changes or improvements in the Premises.

5.This Exhibit A shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise,  or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease. Lessee shall not perform any work in the Premises (including, without limitation, cabling, wiring, fixturization, painting, carpeting, replacements or repairs) except in accordance with Article 10 of the Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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SECOND AMENDMENT TO LEASE

2d--

THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made and entered into as ofthisday of July, 2015, by and between PD OFFICE OWNER 9, L.P., a Delaware limited partnership ("Lessor"), and DIGIMARC CORPORATION, an Oregon corporation ("Lessee").

WITNESSETH THAT:

WHEREAS, pursuant to that certain lease dated March 22, 2004, which lease has been previously amended by that certain First Amendment and Lessor Consent to Assignment and Assumption dated May 13, 2010 (the "First Amendment"; collectively, the "Lease"), Lessor leases to Lessee, and Lessee leases from Lessor, space containing approximately 46,083 rentable square feet (as amended below, the "Premises") located at 9405 SW Gemini Drive, Beaverton, Oregon 97008 (the "Building"), which is part of the property commonly referred to as Creekside Corporate Park (the "Property").

WHEREAS, the Term of the Lease expires on August 31, 2016, and Lessor and Lessee desire to extend the Term subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereto do hereby agree as follows:

1.	Extension of Term. The Term of the Lease is hereby extended for ninety-one

(91) months (the "Second Extended Term"), commencing on September 1, 2016 (the "Extended Term Commencement Date") and expiring on March 31, 2024 (the "Extended Term Termination Date"), unless tenninated earlier in accordance with the Lease.

2.Rentable Area of the Premises. Effective as of the Extended Term Commencement Date, Lessor and Lessee agree that the Premises shall consist of 47,164 rentable square feet and any reference in the Lease to "46,083" shall be changed to "47,164".

3.Lessee Allowance.Lessee may perform improvements to the Premises (the "Improvements") and, provided that Lessee is not then in Default under the Lease, Lessor agrees to provide Lessee with an allowance in an amount not to exceed $707,460.00 ($15.00 per rentable square  foot) (the "Allowance").Any portion of the Allowance that is not requested for disbursement by Lessee by December 31, 2017, shall accrue to the sole benefit of Lessor, it being agreed that Lessee shall not be entitled to any credit, offset, abatement or payment with respect thereto. Lessee shall not be entitled to requisition a portion of the Allowance for the purchase and installation of any equipment, furniture or other items of personal property, except for an amount not to exceed $353,730.00 ($7.50 per rentable square foot) for the cost of purchasing and installing any IT cabling, IT equipment (such as a network switch), UPS battery backup, generator and specialized HVAC equipment to be used in connection with the conduct of Lessee's business at the Premises. The Allowance shall be disbursed by Lessor in accordance with the requirements of the third (3rd) through last sentence of paragraph 2 of the Work Letter attached to the First Amendment as Exhibit A.

Prior to the construction of the Improvements, Lessee will submit plans for the Improvements for Lessor's written approval pursuant to Paragraph 10 of the Lease. Lessee agrees that (a) the Improvements shall utilize materials of equal or better quality as Building standards; (b)

1

(00020016.DOCX:4)

Lessee agrees to select one of the following general contractors to perfonn the Improvements: BnK Construction, Commercial Contractors Inc. (CCI) or Summit Construction; and (c) Lessee shall otherwise comply with its obligations under the Lease with respect to construction of the improvements and Lessee Alterations. Lessor agrees not to charge Lessee any construction management or supervisory fees in connection with the construction of the Improvements.

4.Lessor Work. Lessor shall perfonn the work described on Exhibit A attached hereto and made a part hereof at Lessor's sole cost and expense (and without reimbursement through Operating Expenses).

5.Monthly Base Rent. The schedule of Base Rent payable with respect to the Premises during the Second Extended Tenn is the following:

Period of Second Extended Term	Annual Amount Per Square Foot	Annual Base Rent	Monthly Base Rent
September 1, 2016 - March 31, 2017*	$0.00	$0.00	$0.00
April 1, 2017 -August 31, 2017	$15.00	$707,460.00	$58,955.00
September 1, 2017 - August 31, 2018	$15.45	$728,683.80	$60,723.65
September 1, 2018 - August 31, 2019	$15.91	$750,379.20	$62,531.60
September 1, 2019 - August 31, 2020	$16.39	$773,017.92	$64,418.16
September 1, 2020 - August 31, 2021	$16.88	$796,128.36	$66,344.03
September 1, 2021 - August 31, 2022	$17.39	$820,182.00	$68,348.50
September 1, 2022 - August 31, 2023	$17.91	$844,707.24	$70,392.27
September 1, 2023 - March 31, 2024	$18.45	$870,175.80	$72,514.65

All such Monthly Base Rent shall be payable by Lessee in accordance with the terms of the Lease.

*So long as Lessee is not in Default under the Lease, Lessee shall not be obligated to pay Base Rent for the period from September I, 2016 through and including March 31, 2017.

6.Operating Expenses. Commencing upon the commencement of the Second Extended Term, Paragraph 4 of the Lease and Sections IV and VIII.A of the First Amendment are hereby amended as follows:

A.Lessee's obligation to pay Operating Expenses shall be on a so-called "net" basis without regard to any Expense Base Year or Base Year Operating Expenses. Any references to Expense Base Year or to Base Year Operating Expenses in the Lease are deleted. Lessor shall no longer gross-up expenses as previously allowed under Paragraph 4.04 of the Lease. As a result, Paragraph 4.04 of the Lease is hereby amended by adding the following at the end thereof: "Except as otherwise noted herein, commencing upon the commencement of the Second Extended Term, Lessee will pay as Additional Rent Lessee's Proportionate Share (of the Project and/or Building, as designated from time to time by Lessor) of Operating Expenses, subject to the limitations set forth in Paragraph 4.02 of the Lease, as amended hereby, and this Amendment."

B.Lessee's Proportionate Share of the Prope11y of 7.8842%, Lessee's Proportionate  Share ofthe Project of39.0964%  and  Lessee's Proportionate Share of the Building of 100% shall remain unchanged.  Paragraph 4.02(8) is hereby amended by deleting "5% of Annual Base Rent" and replacing it with "3.5% of Annual Base Rent plus Lessee's Proportionate Share of Operating Expenses for the same annual period as the relevant Annual Base Rent". The non-cumulative 5% limitation on increase in CAM expenses set forth in the third full sentence of

2

{00020016.DOCX:4)

Paragraph 4.02 of the Lease is of no further force and effect, and Lessor and Lessee agree as follows: "Any increases in Controllable Operating Expenses for the Project and Controllable Operating Expenses for the Building, as such terms are defined below, shall be limited to 5% per calendar year, calculated calendar year to calendar year on a cumulative basis. For instance, if Controllable Operating Expenses for the Project and Controllable Operating Expenses for the Building increase on 2% between the first and second year, and then increase 9% between the second and third year, Landlord shall be permitted to pass through an 8% increase between year two (2) and three (3).  As used herein, "Controllable Operating Expenses for the Project" are the following costs and expenses incurred by Lessor for the Project (other than the Building): (1) landscaping costs, (2) the cost of security patrols, (3) signage costs, (4) costs and salaries and contract labor and office supplies incurred by Landlord for property management of the Project (other than the Building), but not the property management fees (which are limited by Paragraph 4.02(8) above). As used herein, "Controllable Operating Expenses for the Building" are costs, salaries and contract labor and office supplies incurred by Landlord for property management  of the Building, but not the property management fees (which are limited by Paragraph 4.02(8) above). Lessor and Lessee agree that the foregoing 5% limitation shall not apply to any other Operating Expenses for the Project and/or the Building, except for the Controllable Operating Expenses for the Project and Controllable Operating Expenses for the Building detailed above.

C.Effective as of the date of this Amendment, Lessor shall not retroactively pass-through to Lessee any retroactive errors in prior pass-through of Operating Expenses, Real Property Taxes or Utilities and Service Costs of any kind occurring prior to calendar year 2014 that may result in additional cost to Lessee.

As amended hereby, Lessee shall pay Lessee's Proportionate Share of Operating Expenses in accordance with the tenns of the Lease. Notwithstanding the foregoing, so long as Lessee is not in Default under the Lease, Lessee shall not be obligated to pay any Operating Expenses (whether through estimated monthly payments or otherwise) for the period from September 1, 2016 through and including March 31, 2017.

7.Electricity. Commencing April 1, 2017 and continuing during the remainder of the Second Extended Tenn, the provisions of Section V of the First Amendment are ofno force and effect and the following tenns and conditions shall apply to the provision of electricity to the Premises: Lessee shall obtain and pay for electrical energy to, or for the use of Lessee in, the Premises by direct application to, and arrangement with, the public utility serving the Property. Upon written request by Lessee, Lessor shall reasonably cooperate with Lessee to assist Lessee in obtaining such electrical energy, including, without limitation, executing any documents as may be necessary to effect Lessee obtaining such electrical energy. If either the quantity or character of electrical service is changed by the public utility or other company supplying electrical service to the Property or is no longer available or suitable for Lessee's requirements (except to the extent directly attributable to Lessor or Lessor's agents, contractors or employees) (collectively, an "Electrical Service Event"), such Electrical Service Event shall not (a) constitute an actual or constructive eviction, in whole or in part, or entitle Lessee to any abatement or diminution of Base Rent, or (b) relieve Lessee from any of its obligations under this Lease, or (c) impose any liability upon Lessor or its agents by reason of inconvenience or annoyance to Lessee, injury to or interruption  of Lessee's business or otherwise.  Lessee's use of electrical service shall not exceed the capacity serving the Premises as of the dateof this Amendment. Other than as may be expressly set forth in the Lease, Lessor shall not be liable in any way to Lessee for any failure or defect in the supply or character of electric energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Property with electricity, or for any other reason not directly attributable to Lessor or Lessor's agents, contractors or employees, provided, however, that

3

{00020016.DOCX:4}

in such instance, Lessor shall use commercially reasonable efforts to cause the electricity to be restored as soon as practicable thereafter.

8.Services. Lessor and Lessee agree that, commencing April I, 2017 and continuing during the remainder of the Second Extended Term, Lessor shall have no obligation to provide the electricity as described in Paragraph 9.0lA of the Lease. Paragraph 9.01 B. of the Lease is hereby modified to provide that Lessor will not charge a fee for after hours heating and air conditioning.

9.Condition of Premises. Lessee is currently in possession of the Premises and accepts the same "as is" without any agreements, representations, understandings or obligations on the part of Lessor to perfonn any alterations, repairs or improvements, except as expressly provided for herein. Paragraph 2.04 of the Lease is hereby modified to provide that Lessor will not require Lessee to remove any Lessee Alterations that are presently in the Premises as of the date of this Amendment upon surrender of the Premises at the end of the Extended Tenn; provided, however, that the foregoing shall not relieve Lessee of such removal and restoration obligations under the Lease with respect to Lessee Alterations to the Premises made from and after the date of this Amendment.

10.	Addresses for Notices. The addresses for notices to Lessor under the Lease are: PD OFFICE OWNER 9, L.P.

c/o Starwood Capital Group 591 West Putnam Avenue Greenwich, CT 06880 Attention: L. Read Mortimer

With a copy to:

PD OFFICE OWNER 9, L.P.

c/o Starwood Capital Group 591 West Putnam Avenue Greenwich, CT 06880 Attention: General Counsel

11.Option to Renew Lease. Lessor and Lessee agree that Lessee is granted one option to renew the Lease for an additional five (5) years commencing on April 1, 2024 and ending March 31, 2029 and otherwise pursuant the terms of Paragraph 27.16 (OPTION TO RENEW LEASE), as amended hereby. Paragraph 27.16 is hereby amended as follows:

A.The Base Rent for the renewal term shall be the base rent then in effect for comparable space in the market at the effective date of the commencement of the renewal tenn as determined in Paragraph 27.16. Lessor shall have no right to substitute the standard lease fonn then used by Lessor with respect to the Project, and any reference in Paragraph 27.16 to Lessor's fonn of standard lease then used by Lessor with respect to the Project is deleted.

B.Notwithstanding the last paragraph of Paragraph 27.16 of the Lease, the rights of Lessee under Paragraph 27.16 are transferable pursuant to an assignment of the Lease for which Lessor's consent is not required under Paragraph 17.01 of the Lease.

12.	Miscellaneous.

4

{00020016.DOCX:4}

A.This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Lessee be entitled to any rent  abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Lessee in connection with entering into the Lease, unless specifically set forth in this Amendment or the Lease.

B.As of the date of this Amendment, to the actual knowledge of Lessee (without inquiry), there are no defaults on the part of Lessor under the Lease which are continuing beyond applicable notice and cure periods. As of the date of this Amendment, to the actual knowledge of Lessor (without inquiry), there are no defaults on the part of Lessee under the Lease which are continuing beyond applicable notice and cure periods.

C.This Amendment shall not be valid and binding on Lessor and Lessee unless and until it has been completely executed by and delivered to both parties.

D.Except as expressly amended and modified in this Amendment, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

E.The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized tenns are defined therein and not redefined in this Amendment.

F.Lessee represents to Lessor that Lessee has dealt with no broker in connection with this Amendment, except Jones Lang LaSalle Brokerage, Inc. ("JLL"). Lessee agrees to indemnify and hold Lessor, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagees  and agents harmless from all claims of any brokers other than JLL claiming to have represented Lessee in connection ,vith this Amendment. Lessor represents to Lessee that Lessor has dealt with no broker in connection  with this Amendment, except JLL. Lessor agrees to indemnify and hold Lessee, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents harmless from all claims of any brokers claiming to have represented Lessor in connection with this Amendment. Lessor agrees to pay the commission earned by JLL in connection with this Amendment pursuant to their separate agreement.

G.Lessor represents that its signatory of this Amendment has the authority to execute and deliver the same on behalf of Lessor. Lessee represents that its signatory of this Amendment has the authority to execute and deliver the same on behalf of Lessee. Lessee represents that it has not made any assignment, sublease, transfer, conveyance of the Lease or any interest therein or in the Premises. Lessor represents that it has not made any conveyance of any interest in the Premises, except for the Lease. Lessor and Lessee each further represents and warrants that neither Lessor nor Lessee, as applicable, nor any persons or entities holding any legal or beneficial interest whatsoever in Lessor or Lessee, as applicable, are (i) the target of any sanctions program that is established  by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury ("OFAC"); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President

5

{00020016.DOCX:4}

issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: "List of Specially Designated Nationals and Blocked Persons."

[SIGNATURES CONTINUE ON NEXT PAGE]

6

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IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Amendment as of the day and year first above written.

LESSOR:

PD OFFICE OWNER 9, L.P., a Delaware

limited partnership

By: PD OFFICE OWNER 9 GP, L.L.C. a

Delaware limited liability company, its General Partner

By:- =------'-f- lt----fk-- -----

g;.;.

Name:L. -,, vv, .[

Title:V1ui.-

LESSEE:

DIGIMARC CORPORATION, an Oregon

co,po, /J,

By:/;jf

Name:]<phexT P. U11..nu1..e,JS

Title:z.VP

7

{00020016.DOCX:4}

EXHIBIT A LESSOR WORK

ALL LESSOR WORK LISTED BELOW SHALL BE COMPLETED WITHIN A REASONABLE AMOUNT OF TIME FOLLOWING THE FULL EXECUTION OF THIS AMENDMENT (OR WITHIN THE TIME SPECIFICALLY STATED, IF APPLICABLE).

I. HV AC roof unit no. 4 to be replaced. Lessor will commence work on replacing this unit within a reasonable time following the execution of this Amendment. If HVAC roof unit no. 4 is not fully replaced on or prior to December 31, 2015, any and all costs and expenses for the repair and maintenance of HVAC roof unit no. 4 shall be excluded from Operating Expenses until such time as HVAC roof unit no. 4 is fully replaced as required under this Exhibit A.

2.	Main lobby entry will be upgraded consistent with the rendering attached, which shall include replacement of the storefront window system.

3.	The cracks in the exterior walls shall be filled, and the exterior walls of the building, the sprinkler door and the deck wrought iron shall be painted in the new building color scheme.

4.	Sound mitigation installations to be made at the elevator room. It is understood that such installations may only dampen, and not completely confine noise, due to the location of the elevator room.

5.	Lessor has completed and passed the annual test of the Fire Alarm systems.

6.	Three (3) windows in Intaligio conference room to be replaced.

7.	The rain gutter above the IT areaentry that is rusted shall be removed, replaced and painted to match the building fa<;:ade color scheme.

8.	Landscaping in front of the Building shall be upgraded as part of the building renovation.

8

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EXHIBIT F

Subtenant’s Initial Alterations

28

155462073.4

HB: 4860-1276-1863.7

INITIAL ALTERATIONS

We have two critical path projects to support the moving efforts, along with changing of plugs in the main datacenter (MDF), all work is to be performed by professional services, that licensed and bonded appropriately, please find details for the projects below and all quotes include plug changes attached:

Project #1 – Security improvements

This project will expand the video coverage of the building to include not only the internal areas but external coverage as well. The project will leverage the current internal locations but will require the addition of 19 external points. Each point will have a new CAT6 Plenum rated cable installed to the closest current wiring termination point through conduit to each of the points noted in red on the diagram below.

Exterior Security Camera (19)

‐Exterior penetration with conduit

‐Plenum grade CAT 6 to the IDF/MDF

Project #2 – Expand internal connectivity

This project will require the addition of 46 CAT6 Plenum rated cables and 3 Armored fiber cables. The expansion will allow:

•	Support of additional connectivity for wireless access points *as noted below

•	Fiber connectivity into two lab areas *as noted below
•	Increased connectivity to wiring closets to allow redundancy for higher availability *as noted below

Additional Wireless Access Points (23)

‐Plenum grade CAT6 to the designated IDF/MDF rooms (single blue dots)

‐

MATCHLINE
OPEN HUDDLE 1E004
OPEN OFFICE 1E007
STAIR NO.1
STORAGE 1E012
COPY / PRINT 1E013
40" AFF
OPEN OFFICE 1E014
HUDDLE 1E001
MEDIA HUDDLE 1E002
MEDIA HUDDLE 1E003
MEDIA HUDDLE 1E006
VESTIBULE 1E008
ELECTRICAL 1E009
IT BUILD 1E010
WOMEN'S RESTROOM 1C019
MEN'S RESTROOM 1C020
STORAGE 1E011
DATA 1E021
INTERVIEW 1C002
FIRE 1C017
LOBBY 1C001
CLIENT PRESENTATION PREFUNCTION 1C003
8 PERSON CONFERENCE 1C012
8 PERSON CONFERENCE 1C011
PERSON CONFERENCE 1C010
8 PERSON CONFERENCE 1C009
CHAIR STORAGE 1E024
PRE-ACTION 1E021.1
FLEX OFFICE 1E023
OFFICE 1E022
REFER TO MEP DRAWINGS FOR MORE INFORMATION
ELEC 1E020
REFER TO ELECTRICAL DRAWINGS
VENDING 1E017
CATERING 1E016
VESTIBULE 1E015
CAFE 1E018
STORAGE 1W006
ELEVATOR MACHINE ROOM 1W007
STORAGE 1C004
ELEVATOR VESTIBULE 1C005
ELEVATOR NO.1
ELECTRICAL 1C016
REFER TO ELECTRICAL DRAWINGS
ELECTRICAL 1C015
REFER TO ELECTRICAL DRAWINGS
COPY/PRINT 1E024
VESTIBULE 1C013
PHONE 1C006
PHONE 1C007
COPY / PRINT 1W208
MECHANICAL 1W009
CATERING 1C008
WELLNESS 1C021
MAIL 1C014
TEAM 1W010
MEN'S LOCKER 1W017
STR 1C024
CONFERENCE 1C023
EXAM 1C022
MATCHLINE

B2
C
D
E
F
G
H
I
J
MATCHLINE
HUDDLE
2E004
OPEN
OFFICE
2E005
HUDDLE
ROOM
2E006
IDF
2E007
ELECTRICAL
2E008
STAIR
NO. 1
HUDDLE
ROOM
2E009
OPEN
OFFICE
2E010
ELECTRICAL
2E011
PRINT/COPY
2E012
OFFICE
2E014
TEAM
2E015
COPY/PRINT
2E001
TEAM
ROOM
2E002
MEDIA
HUDDLE
2E003
MEN'S
RESTROOM
2E017
WOMEN'S
RESTROOM
2E016
STORAGE
2C007
BREAK
2C006
OPEN TO BELOW
TOWN
CENTER
2C001
LARGE
CONFERENCE
2C005
LARGE
CONFERENCE
2C004
LIVING
ROOM
2C003
SUPPLY
STORAGE
2W006
ELEVATOR
VESTIBULE
2C002
WOMEN'S
RESTROOM
2W008
MEN'S
RESTROOM
2W009
ELECTRICAL
40" AFF
MATCHLINE

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Additional Plenum CAT6 cabling (25)

‐6 – CAT6 | Robot Lab 1 (1C022/EXAM) to IDF 1W020 on a new 24 port patch panel RU35 (SWT-58) (blue dot)

‐8 – CAT6 | Robot Lab 2 (1C023/CONF) to IDF 1W020 on a new 24 port patch panel RU20 (SWT-56) (blue dot)

‐Armored 12 strand fiber and tray | COM Lab (1C021/WELLNESS) to MDF/DC on R2B (light blue dot)

‐3 – CAT6 | EMB Lab (2W006/SUPPLY STORAGE) to IDF 2W021 (blue dot)

‐

‐4 – CAT6 | PSG Printer (1C016/Electrical) to MDF R1C on RU22 (blue dot)

‐2 – CAT6 | POS Scanner (1E024/Chair Storage) to MDF R1C on RU22 (blue dot)

MEDIA HUDDLE
1E003
TYPICAL
MEDIA HUDDLE
1E006
VESTIBLE
1E008
ELECTRICAL
1E009
IT BUILD
1E010
A-301W
FIRE
1C017
WOMEN'S RESTROOM
1C019
STORAGE
1E011
DATA
1E021
MEN'S RESTROOM
1C020
40" AFF
8 PERSON CONFERENCE
1C012
PRE-ACTION
1E021.1
CHAIR STORAGE
1E024
REFER TO MEP DRAWINGS FOR MORE INFORMATION
8 PERSON CONFERENCE
1C011
FLEX OFFICE
1E023
OFFICE
1E022
ELEC
1E020
N.6
A-501E
REFER TO ELECTRICAL DRAWINGS
PERSON CONFERENCE
1C010
ELECTRICAL
1C016
REFER TO ELECTRICAL DRAWINGS
FEC
ELECTRICAL
1C015
REFER TO ELECTRICAL DRAWINGS
COPY/PRINT
1E024
VESTIBULE
1C013
WELLNESS
1C021

‐Armored 12 strand fiber and tray | CDS Lab (1C014)/MAIL RM) to MDF/DC on R2B (light blue dot)

‐Armored 12 strand fiber and tray from IDF (1W020) to MDF R1B (light blue dot)

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:

Dynalectric Company 2225 NW 20th Avenue Portland, OR 97209

Phone: 503.226.6771

Fax: 503.226.7818

OR CCB: 66793

January 17, 2022 To: Bill Miles

Digimarc

9405 SW Gemini Drive Beaverton OR 97008

Re: Digimarc office move to 8500 Creekside Revision Changes made in BOLD

We are pleased to offer for your consideration our electrical proposal for the above-mentioned project. This proposal is based on a site walk and information provided. Below is a list of inclusions, exclusions, and clarifications to our price.

Proposed scope of work:

1.	Provide and install (2) L6-30 at UPS rack server room, to be located near the UPS branch panelboard.
2.	Provide and install (4) L6-30 at UPS rack server room, to be located at the end of the racking.
3.	Provide labor and materials to cut in and install (3) quad receptacles in the new Printer room, all to be shared on the same circuit per bid walk instructions.
4.	Provide labor and materials to cut in and install (3) quad receptacles and (1) GFCI duplex receptacle in the Robot lab room (specific heights can be determined at install).
5.	Provide labor and materials to cut in and install (4) L6-30 receptacles at 60” (+, -) in the Robot Lab for new server rack.
6.	Provide labor and materials to cut in and install (2) L6-30 receptacles at 60” (+, -) in the Mail room (specific heights can be determined at install).
7.	Provide labor and materials to cut in and install (2) cut in duplex receptacles in the Embedder Lab to be shared on the same circuit.
8.	Note: MC cabling to be utilized for all branch circuitry wiring as discussed onsite.
9.	Provide labor and materials to core drill (19) locations for exterior camera locations on the first floor (assume 1” core).
10.	Provide labor and materials to install (1) conduit chase and (1) exterior box at each above-mentioned location.
11.	Provide and install (1) quad receptacle in room 1E024 (assume to be recessed).
12.	Coordination of work timing and duration with customer.
13.	Update of panel schedules to reflect system changes.
14.	Permitting as required for the project.

Exclusions:

1.	No replacement of existing receptacles, switches, or trim plates included.
2.	No cleaning, ballast repair, or lamp replacement on existing light fixtures included.
3.	No cutting, patching or painting of drywall or other surfaces is included in this proposal.
4.	No coring, GPR scanning, saw cutting or patch back is included in this proposal.
5.	No Fire Alarm work included in this proposal.
6.	No AV system, security system work, low voltage voice and data cabling, testing, trim out or permitting is included.
7.	No temporary power or lighting included due to the unknown requirements for this work.
8.	No new service work, transformers, panelboards, subpanels, etc. We have assumed that the existing panelboards are in good working condition and have adequate capacity for the project.

Clarifications:

Dynalectric Company 2225 NW 20th Avenue Portland, OR 97209

Phone: 503.226.6771

Fax: 503.226.7818

OR CCB: 66793

1.	Pricing valid for 30 days from date of proposal only, we reserve the right to adjust pricing after 30 days.
2.	Construction schedule is mutually agreed upon. All labor at straight time, weekdays, unless otherwise noted.
3.	All work to be completed during normal business hours unless noted otherwise above. Monday-Friday 7:00am-3:30pm. Labor at straight time rates.
4.	No labor or material has been taken into consideration for the repair of existing electrical installations needed to make them functional or NEC code compliant.
5.	Lighting fixture packages and/or parts specified by others that require a down payment prior to material delivery shall not be the financial responsibility of Dynalectric Oregon.
6.	We have included a .39% tax for Oregon House Bill 3427, or other version of sales or Gross Receipts taxes.
7.

This proposal, including but not limited to pricing and schedule, is made contingent upon the Work addressed herein not being adversely affected, either directly or indirectly, by the COVID-19 pandemic and/or the Corona virus. This proposal is further conditioned upon the parties agreeing, in writing, prior to beginning any work, that any delays, shortages, or extra costs incurred as a result of the COVID-19 pandemic or Corona virus will entitle Contractor to a change order equitably addressing impacts to its performance and costs.

8.	Subcontract and construction schedule shall be mutually agreed upon.
9.	No considerations for accelerated schedule have been made in this proposal. If schedule is to be accelerated, additional costs must be negotiated prior to commencement of work.
10.

To the extent this quotation/proposal includes materials and/or equipment that contain or are comprised of steel, copper, aluminum and petroleum-based products the price set forth herein for such items is guaranteed for a period of 30 days from the date of this quotation/proposal. The parties agree that the pricing for such items in this quotation/proposal is guaranteed only for such time, and after such time, Dynalectric reserves the right to increase the price set forth herein for such items to reflect the then-current price of such items. In addition, any materials and/or equipment that contain manufactured components or are finished goods from countries with newly imposed trade tariffs, trade barriers or embargos by the U.S. Department of Commerce and the U.S. Trade Representative (USTR) are also subject to price increases.

Summary:

$ 18,885.00

Total Proposal

Thank you,

Ben Eidem

Ben Eidem

Assistant Project Manager / Estimator (503) 849-9943

beidem@dyna-oregon.com

PROPOSAL
Digimarc 8500 SW Creekside Pl Beaverton, OR 97008 (503) 469-4848	Creekside Move Revision:2 Modified:1/14/2022

Presented By:

Hyphn

620 NE 19th Ave

Portland, OR 97232 United States hyphn.com

hyphn.com

SCOPE OF WORK

Network Cabling:

•	Install (2) Cat6 to (1) wallplate location in 1E024/Chair Storage. Route to MDF R1C RU22.
•	Install (3) Cat6 to each of (2) wallplate locations in Robot Lab 1. Route to IDF 1W020.
•	Install (4) Cat6 to each of (2) wallplate locations in Robot Lab 2. Route to IDF 1W020.
•	Install (4) Cat6 to (1) wallplate location in 1C016/Electrical. Route to MDF R1C RU22.
•	Relocate (1) Cat6 from each of (2) wallplate locations and place together in new wallplate location.
•	Place new 24-port patch panel at head-end location to accommodate new connections.
•	Terminate, label and test all cabling.

Wireless Access Points:

•	Install (1) Cat6 to each of (23) new owner provided access point locations. See notes below for routing.
•	Place new 24-port patch panel at each head-end location to accommodate new connections.
•	Relocate (11) existing access points. Locations shown on prints.
•	Remove (9) existing access points, coil abandoned cable and mark for future use.
•	Terminate, label and test all cabling.

Security Cameras:

•	Install (1) Cat6 to each of (19) new camera locations and install owner provided cameras. See notes for routing.
•	Place new 24-port patch panel at each head-end location to accommodate new connections.
•	Remove (22) existing cameras and install new owner provided camera in existing location.
•	Terminate, label and test all cabling. Point and focus all cameras.

Access Control:

•	Relocate (1) existing access control devices to adjacent door and reroute wiring.
•	Verify labeling exists on all existing wiring before removing from panel.
•	Remove existing panels. Existing wiring to be landed on new control panels to be installed.
•	Program access control system, label all wiring and test system functionality.

Fiber Extensions: [Data Center]:

•	Install 24-strand OM4 armored fiber between Data Center and IDF 1W020.
•	Splice cassettes on both ends of connection and place in associated enclosures.
•	In IDF, install 1U rack mounted splice tray and place cassette here.
•	In Data Center, place cassette into new 2U splice tray installed in rack. New 2U tray replaces existing 1U tray, move existing fibers into new tray.

[CDS Lab]:

•	Install 12-strand OM4 armored fiber between lab and Data Center.
•	Splice cassettes on both ends of connection and place in associated enclosures.
•	In Lab, install wall-mount enclosure to house cassette.
•	In Data Center, place cassette into new 2U splice tray installed in rack.

[COM Lab]:

•	Install 12-strand OM4 armored fiber between lab and Data Center.
•	Splice cassettes on both ends of connection and place in associated enclosures.
•	In Lab, install wall-mount enclosure to house cassette.
•	In Data Center, place cassette into new 2U splice tray installed in rack.

•	Label and test all strands.

Pathway:

•	Place J-hooks as needed for horizontal cabling to new locations.

Hyphn

Network Cabling

1D2 SL Wallplate Location [1E024 to MDF R1C RU22]

Wiring for a dual data network wall location. (2) Cat6 cables, jacks and wallplate.

1Arlington LV1

Low Voltage Mounting Bracket

1Commscope SL FP 2Port A.WHT

Faceplate Kit, labeled, 1-gang, 2 port, alpine white

500Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

2Commscope USL600-A.WHT

USL600-A.WHT - Commscope CAT6 SL Almond White Jack

2Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

1D4 SL Wallplate Location [1C016 to MDF R1C RU22]

Wiring for a quad data network wall location. (4) Cat6 cables, jacks and wallplate.

1Arlington LV1

Low Voltage Mounting Bracket

1Commscope SL FP 4Port A.WHT

Faceplate Kit, labeled, 1-gang, 4 port, alpine white

1000Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

4Commscope USL600-A.WHT

USL600-A.WHT - Commscope CAT6 SL Almond White Jack

4Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

Equipment:

Labor:

$978.51

$1,067.37

Network Cabling Total$2,045.88

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Wireless Access Points: 1st Floor East

1

8

9.6

.

-Install (8) new Cat6 to individually designated WAP locations. Cabling to route to MDF R1A swt-99.

-Reroute cabling for (6 of 7) existing WAPs to new locations marked on print.

-Remove (3) existing WAPs and coil cabling marked for future use.

.

Commscope SL Patch Panel 24-port 1U

Discrete Distribution Module Panel, SL, UTP, 1U, 24 port

D1 SL Ceiling WAP Location

Wiring for wireless access point location, (1) Cat6 to each individual WAP.

2000Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

8Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

Hyphn LV - General Labor

Labor allocation for removing and/or relocating existing WAPs.

Equipment:

Labor:

$1,286.06

$2,219.35

Wireless Access Points: 1st Floor East Total$3,505.41

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Wireless Access Points: 1st Floor West

.

-Install (7) new Cat6 to individually designated WAP locations. Cabling to route to IDF 1W020 swt-56.

-Reroute cabling for (2 of 5) existing WAPs to new locations marked on print.

-Remove (2) existing WAPs and coil cabling marked for future use.

.

1Commscope SL Patch Panel 24-port 1U

Discrete Distribution Module Panel, SL, UTP, 1U, 24 port

7D1 SL Ceiling WAP Location

Wiring for wireless access point location, (1) Cat6 to each individual WAP.

1750Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

7Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

6Hyphn LV - General Labor

Labor allocation for removing and/or relocating existing WAPs.

Equipment:

Labor:

$1,134.69

$1,707.65

Wireless Access Points: 1st Floor West Total$2,842.34

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Wireless Access Points: 2nd Floor East

1

6

4.8

.

-Install (6) new Cat6 to individually designated WAP locations. Cabling to route to IDF 2E007 swt-64.

-Reroute cabling for (2 of 4) existing WAPs to new locations marked on print.

-Remove (2) existing WAPs and coil cabling marked for future use.

.

Commscope SL Patch Panel 24-port 1U

Discrete Distribution Module Panel, SL, UTP, 1U, 24 port

D1 SL Ceiling WAP Location

Wiring for wireless access point location, (1) Cat6 to each individual WAP.

1500Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

6Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

Hyphn LV - General Labor

Labor allocation for removing and/or relocating existing WAPs.

Equipment:

Labor:

$983.32

$1,433.95

Wireless Access Points: 2nd Floor East Total$2,417.27

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Wireless Access Points: 2nd Floor West

.

-Install (2) new Cat6 to individually designated WAP locations. Cabling to route to IDF 2W021 swt-69.

-Reroute cabling for (1 of 3) existing WAPs to new locations marked on print.

-Remove (2) existing WAPs and coil cabling marked for future use.

.

1	Commscope SL Patch Panel 24-port 1U

Discrete Distribution Module Panel, SL, UTP, 1U, 24 port

2	D1 SL Ceiling WAP Location

Wiring for wireless access point location, (1) Cat6 to each individual WAP.

500Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

2Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

4.8Hyphn LV - General Labor

Labor allocation for removing and/or relocating existing WAPs.

Equipment:

Labor:

$377.84

$815.15

Wireless Access Points: 2nd Floor West Total$1,192.99

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Security Cameras

.

-East side cameras route to R1A, installs to new 24-port patch panel placed in RU39.

-West side cameras route to IDF 1W020, installs to Rack 1, RU22, SWT-56.

.

1Commscope SL Patch Panel 24-port 1U

Discrete Distribution Module Panel, SL, UTP, 1U, 24 port

Equipment:	$75.10
Labor:	$29.75

Security Cameras Total	$104.85

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Security Cameras: Exterior

.

-East side cameras route to R1A, installs to new 24-port patch panel placed in RU39.

-West side cameras route to IDF 1W020, installs to Rack 1, RU22, SWT-56.

.

.

-Exterior penetrations to be provided by others.

.

19Verkada CD62-30E-HW

[OFE] - Powerful, Ultra HD 4K outdoor dome with 3x optical zoom and intelligent edge-based video analytics.

4750Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

19Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

19Verkada ACC-MNT-2

[OFE] - Mounting arm kit for pendant cap

19Verkada ACC-MNT-8

[OFE] - Pendant cap mount kit

Equipment:	$2,876.03
Labor:	$8,922.40

Security Cameras: Exterior Total	$11,798.43

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

Security Cameras: Interior

.

-East side cameras route to R1A, installs to new 24-port patch panel placed in RU39.

-West side cameras route to IDF 1W020, installs to Rack 1, RU22, SWT-56.

.

22.8Hyphn LV - General Labor Labor allocated to camera swaps in existing locations. Includes removal of existing cameras and installation of new Verkada cameras.
Equipment:	$0.00
Labor:	$2,261.00

Security Cameras: Interior Total	$2,261.00

Access Control
4.8Hyphn AC - General Labor
Labor allocated to removal of existing access control panels including verifying labels on wiring and and tailoring to accommodate new head-end panels.
6Verkada AC41-HW
[OFE] - Verkada Access combines enterprise-grade access control with a powerful, cloudbased management platform for a solution that’s always simple, secure, and ready for scale.

6Hyphn Pathway Material -Fixed

6Verkada ACC-BAT-4AH

[OFE] - Verkada 4AH Backup Battery for AC41

Equipment:	$600.00
Labor:	$5,350.40

Access Control Total	$5,950.40

* Price Includes Accessories

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

Access Control: Existing Locations

1Digimarc - Access Door [Relocate]

1	ADVLS HES 5000C-630 [OFE] - Electronic Door strike

250Belden 18-2C-CMP-NA

[OFE] - 6300UE 877U1000 Unshielded Electronic Cable, Plenum, PVC Insulation, Natural, 18 AWG, 2 Conductor, 1000 ft. Box

1GRI GRI George 180MC-12-W Contact

[OFE] - RECESSED 3/4" STEEL DOOR CLOSED LOOP / MC-180 DOOR CHANNEL MAGNET, WHITE

250Belden 22-2C-CMP-NA

[OFE] - 6500UE 877U1000 Unshielded Electronic Cable, Plenum, PVC Insulation, Natural, 22 AWG, 2 Conductor, 1000 ft. Reel

1Kantech Kantech T-REX LT-NL

[OFE] - T.REX REQUEST TO EXIT DETECTOR W/ TAMPER AND TIMER (WHITE)

250Belden 22-2C-CMP-NA

[OFE] - 6500UE 877U1000 Unshielded Electronic Cable, Plenum, PVC Insulation, Natural, 22 AWG, 2 Conductor, 1000 ft. Reel

1Verkada AC31-HW

[OFE] - AD31 Multi-format Card Reader

1Arlington LV1

Low Voltage Mounting Bracket

250Belden 22-4C-CMP-NA

[OFE] - 6502UE 877U1000 Unshielded Electronic Cable, Plenum, PVC Insulation, Natural, 22 AWG, 4 Conductor, 1000 ft. Reel

Equipment:

Labor:

$1.55

$1,528.26

Access Control: Existing Locations Total$1,529.81

* Price Includes Accessories

CDS Lab

.

-Fiber routes to Data Center, installs in new 2U splice tray.

.

300Commscope OM4 MM 12str Armr Plenum Fiber

LazrSPEED® Fiber Distribution Cable, OM4, Interlocking Aluminum Armor, Plenum, 12 Fiber, Aqua

1	Commscope Fiber Splice Enclosure, Wall Mount Single Cassette

Wall Mount Building Enclosure configured for one LGX/1000 Style module, splice cassette or adapter pack

2	Commscope OM4 LC Cassette PNL-CS-12LCX-PT OM4 Splicing cassette, 12LC , 900µm

Equipment:

Labor:

$1,950.26

$3,185.00

CDS Lab Total$5,135.26

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Com Lab

300

1

2

2

.

-Fiber routes to Data Center, installs in new 2U splice tray.

-Copper routes to IDF 1W020 Rack 1 RU22 , ports 11-24.

-3-port copper installs to Robot Lab 1 1C022.

-4-port copper installs to Robot Lab 2 1C023.

.

Commscope OM4 MM 12str Armr Plenum Fiber

LazrSPEED® Fiber Distribution Cable, OM4, Interlocking Aluminum Armor, Plenum, 12 Fiber, Aqua

1	Commscope Fiber Splice Enclosure, Wall Mount Single Cassette

Wall Mount Building Enclosure configured for one LGX/1000 Style module, splice cassette or adapter pack

2	Commscope OM4 LC Cassette PNL-CS-12LCX-PT OM4 Splicing cassette, 12LC , 900µm

Commscope SL Patch Panel 24-port 1U

Discrete Distribution Module Panel, SL, UTP, 1U, 24 port

D3 SL Wallplate Location

Wiring for a triple data network wall location. (3) Cat6 cables, jacks and wallplate.

2Arlington LV1

Low Voltage Mounting Bracket

2Commscope SL FP 3Port A.WHT

Faceplate Kit, labeled, 1-gang, 3 port, alpine white

1500Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

6Commscope USL600-A.WHT

USL600-A.WHT - Commscope CAT6 SL Almond White Jack

6Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

D4 SL Wallplate Location

Wiring for a quad data network wall location. (4) Cat6 cables, jacks and wallplate.

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

2Arlington LV1

Low Voltage Mounting Bracket

2Commscope SL FP 4Port A.WHT

Faceplate Kit, labeled, 1-gang, 4 port, alpine white

2000Commscope Uniprise-CS34P-Bl

CS34P ETL Verified Category 6 U/UTP Cable, plenum, blue jacket, 4 pair count, 1000 ft (305 m) length, CommPak

8Commscope USL600-A.WHT

USL600-A.WHT - Commscope CAT6 SL Almond White Jack

8Commscope USL600-BLK

Uniprise USL Series Modular Jack, RJ45, category 6, T568A/T568B, unshielded, without dust cover, black

Equipment:

Labor:

$4,303.70

$5,671.49

Com Lab Total$9,975.19

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Data Center

.

-Replace 1U splice tray with new 2U splice tray. Move existing fiber to new enclosure. Land new fibers from COM/CDS Labs in this tray.

-Install 24-strand armored OM4 between Data Center and IDF 1W020. Data Center side lands in new 2U enclosure. IDF side lands in new 1U enclosure.

.
1		Commscope Fiber Splice Tray, Rack Mount SD-2U
Standard Density 2U sliding Panel, accepts (6) LGX/1000 style splice cassettes, modules or panels, providing up to 72 duplex LC ports
300		Commscope OM4 MM 24str Armr Plenum Fiber
LazrSPEED® Fiber Distribution Cable, OM4, Interlocking Aluminum Armor, Plenum, 24 Fiber, Aqua
1	Commscope Fiber Splice Tray, Rack Mount SD-1U
Standard Density 1U sliding Panel, accepts (3) LGX/1000 style splice cassettes, modules or panels, providing up to 36 duplex LC ports

2	Commscope OM4 LC Cassette PNL-CS-24LCX-PT LazrSPEED® OM4 Splicing cassette, 24LC , 900μm
3.6Hyphn LV - General Labor

Labor allocated to swapping exisitng splice tray to larger version and moving cassettes.

Equipment:

Labor:

$3,939.15

$4,354.00

Data Center Total$8,293.15

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Pathway

100

Caddy J-Hook 2" dia w/ Clip

2" J-Hook w/ Clip

Caddy J-Hook 3/4" dia w/ Clip

CADDY® CABLECAT J-Hook 3/4 in. Dia., Assembled to 4Z34, 1/8 thru 3/8 in. Flange

Equipment:	$1,273.00
Labor:	$952.00

Pathway Total	$2,225.00

General

1Hyphn Miscellaneous Parts-Fixed

Miscellaneous Parts including but not limited to velcro, zipties, tape, screws/bolts, and pathway.

1Ideal Industries RJ-45 Mod Plug

Modular Plugs, RJ-45, 50 per Package, 8 Contact 8 Position, Data Cords

Equipment:	$1,050.64
Labor:	$5.95

General Total	$1,056.59

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Permit

1Hyphn Low Voltage Permit

Low Voltage Permit and Fees

Equipment:	$142.50
Labor:	$119.00

Permit Total	$261.50

Terms and Conditions

1Hyphn Invoicing Payment Terms: Exception 1

Exception to Section 1.D. of the Terms and Conditions agreement:

Deposits: No deposit required.

1Hyphn Invoicing Payment Terms: Exception 2

Exception to Section 2.A. of the Terms and Conditions agreement:

Payment Terms: Balance is due in full net 30 days from date of invoice.

1Hyphn Not to Exceed

Not to Exceed Amount. The Agreement amount is considered to be a Not-to- Exceed amount, which amount shall be the maximum amount payable and shall not be exceeded unless adjusted by a Supplemental Agreement.

1Hyphn Terms and Conditions

Please enter the below url in your web browser to view our Technology Terms and Conditions.

https://www.hyphn.com/technology-terms

By signing below you are agreeing that you have read and accept the above referenced terms and conditions as written.

Equipment:

Labor:

$0.00

$0.00

Terms and Conditions Total$0.00

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

Equipment Subtotal:	$20,972.35
Labor Subtotal:	$39,622.72

Project Subtotal:	$60,595.07

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

* Price Includes Accessories

PROJECT SUMMARY

Equipment:	$20,972.35
Labor:	$39,622.72
CAT Tax:	$242.38

Grand Total:	$60,837.45

Client:Charles BeckDate

Contractor:

Hyphn

Date

Creekside Move

Project No : DIGIM-0007Rev. 21/18/2022

Dynalectric Company 2225 NW 20th Avenue Portland, OR 97209

Phone: 503.226.6771

Fax: 503.226.7818

OR CCB: 66793

January 26, 2022 To: Bill Miles

Digimarc

9405 SW Gemini Drive Beaverton OR 97008

Re: Digimarc office move to 8500 Creekside Revision 3 Changes made in BOLD

We are pleased to offer for your consideration our electrical proposal for the above-mentioned project. This proposal is based on a site walk and information provided. Below is a list of inclusions, exclusions, and clarifications to our price.

Proposed scope of work:

1.	Provide and install (2) L6-30 at UPS rack server room, to be located near the UPS branch panelboard.
2.	Provide and install (4) L6-30 at UPS rack server room, to be located at the end of the racking.
3.	Provide labor and materials to cut in and install (3) quad receptacles in the new Printer room, all to be shared on the same circuit per bid walk instructions.
4.	Provide labor and materials to cut in and install (3) quad receptacles and (1) GFCI duplex receptacle in the Robot lab room (specific heights can be determined at install).
5.	Provide labor and materials to cut in and install (4) L6-30 receptacles at 60” (+, -) in the Robot Lab for new server rack.
6.	Provide labor and materials to cut in and install (2) L6-30 receptacles at 60” (+, -) in the Mail room (specific heights can be determined at install).
7.	Provide labor and materials to cut in and install (2) cut in duplex receptacles in the Embedder Lab to be shared on the same circuit.
8.	Note: MC cabling to be utilized for all branch circuitry wiring as discussed onsite.
9.	Provide labor and materials to core drill (19) locations for exterior camera locations on the first floor (assume 1” core).
10.	Provide waterproofing and/or caulking at all exterior penetrations (assume painting complete by others).
11.	Provide labor and materials to install (1) conduit chase and (1) exterior box at each above-mentioned location.
12.	Provide and install (1) quad receptacle in room 1E024 (assume to be recessed).
13.	Coordination of work timing and duration with customer.
14.	Update of panel schedules to reflect system changes.
15.	Permitting as required for the project.

Exclusions:

1.	No replacement of existing receptacles, switches, or trim plates included.
2.	No cleaning, ballast repair, or lamp replacement on existing light fixtures included.
3.	No cutting, patching or painting of drywall or other surfaces is included in this proposal.
4.	No coring, GPR scanning, saw cutting or patch back is included in this proposal.
5.	No Fire Alarm work included in this proposal.
6.	No AV system, security system work, low voltage voice and data cabling, testing, trim out or permitting is included.
7.	No temporary power or lighting included due to the unknown requirements for this work.
8.	No new service work, transformers, panelboards, subpanels, etc. We have assumed that the existing panelboards are in good working condition and have adequate capacity for the project.

Dynalectric Company 2225 NW 20th Avenue Portland, OR 97209

Phone: 503.226.6771

Fax: 503.226.7818

OR CCB: 66793

Clarifications:

1.	Pricing valid for 30 days from date of proposal only, we reserve the right to adjust pricing after 30 days.
2.	Construction schedule is mutually agreed upon. All labor at straight time, weekdays, unless otherwise noted.
3.	All work to be completed during normal business hours unless noted otherwise above. Monday-Friday 7:00am-3:30pm. Labor at straight time rates.
4.	No labor or material has been taken into consideration for the repair of existing electrical installations needed to make them functional or NEC code compliant.
5.	Lighting fixture packages and/or parts specified by others that require a down payment prior to material delivery shall not be the financial responsibility of Dynalectric Oregon.
6.

This proposal, including but not limited to pricing and schedule, is made contingent upon the Work addressed herein not being adversely affected, either directly or indirectly, by the COVID-19 pandemic and/or the Corona virus.

7.	Subcontract and construction schedule shall be mutually agreed upon.
8.	No considerations for accelerated schedule have been made in this proposal. If schedule is to be accelerated, additional costs must be negotiated prior to commencement of work.
9.

To the extent this quotation/proposal includes materials and/or equipment that contain or are comprised of steel, copper, aluminum and petroleum-based products the price set forth herein for such items is guaranteed for a period of 30 days from the date of this quotation/proposal. The parties agree that the pricing for such items in this quotation/proposal is guaranteed only for such time, and after such time, Dynalectric reserves the right to increase the price set forth herein for such items to reflect the then-current price of such items. In addition, any materials and/or equipment that contain manufactured components or are finished goods from countries with newly imposed trade tariffs, trade barriers or embargos by the U.S. Department of Commerce and the U.S. Trade Representative (USTR) are also subject to price increases.

Summary:

Total Proposal	$ 18,885.00

Thank you,

Ben Eidem

Ben Eidem

Assistant Project Manager / Estimator (503) 849-9943

beidem@dyna-oregon.com

EXHIBIT G

Items Installed on the Roof

Five (5) Trane roof top units for cooling the general administrative space Two (2) Trane condenser units that support the data room

30

155462073.8

HB: 4860-1276-1863.11